As filed with the Securities and Exchange Commission on July 22, 2011
1933 Act File No. 333-______
1940 Act File No. 811-22587
U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-2

REGISTRATION STATEMENT
UNDER THE SECURITIES ACT OF 1933	☑
PRE-EFFECTIVE AMENDMENT NO.	☐
POST-EFFECTIVE AMENDMENT NO.	☐

and/or

REGISTRATION STATEMENT UNDER THE
INVESTMENT COMPANY ACT OF 1940	☑
AMENDMENT NO.	☐
(Check appropriate box or boxes)
JOHN HANCOCK FLEXIBLE INCOME OPPORTUNITIES FUND
(Exact Name of Registrant as Specified in Charter)
601 Congress Street, Boston, Massachusetts 02210-2805
(Address of Principal Executive Offices) (Zip Code)
Registrant’s Telephone Number, including Area Code: 1-800-344-1029
Thomas M. Kinzler, Esq.
601 Congress Street, Boston, Massachusetts 02210-2805
Name and Address (of Agent for Service)
Copies of Communications to:
Mark P. Goshko, Esq.
K&L Gates LLP
One Lincoln Street
Boston, Massachusetts 02111-2950
     Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.
     If any of the securities being registered on this form are to be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. ☐
     It is proposed that this filing will become effective (check appropriate box):
          ☐ when declared effective pursuant to Section 8(c)

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

		Proposed	Proposed
		Maximum	Maximum
	Amount Being	Offering	Aggregate	Amount of
Title of Securities Being	Registered	Price Per Unit	Offering Price	Registration Fees
Registered	(1)	(1)	(1)	(1)(2)
Common Shares of Beneficial Interest, $0.01 par value per share	50,000	$20.00	$1,000,000	$116.10

(1)	Estimated solely for purposes of calculating the registration fee, pursuant to Rule 457(o) under the Securities Act of 1933.

(2)	Includes Shares that may be offered to the Underwriters pursuant to an option to cover over-allotments.

     The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such dates as the Commission, acting pursuant to said Section 8(a), may determine.

The information in this preliminary prospectus is not complete and may be changed. We may not sell these securities until the Registration Statement filed with the Securities and Exchange Commission is effective. This preliminary prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.
SUBJECT TO COMPLETION, DATED JULY 22, 2011
[______________] Shares
John Hancock Flexible Income Opportunities Fund
Common Shares
     Investment Objective. John Hancock Flexible Income Opportunities Fund (the “Fund”) is a newly-organized, non-diversified, closed-end management investment company. The Fund’s investment objective is to provide current income with the potential for capital appreciation by utilizing a fundamental research-driven investment process. There can be no assurance that the Fund will achieve its investment objective or that its investment strategy will be successful.
     This Prospectus sets forth concisely the information that you should know before investing in the common shares (“Common Shares”) of the Fund.
(continued on the following page)
     No Prior History. Because the Fund is newly organized, its Common Shares have no history of public trading. The shares of closed-end investment companies often trade at a discount from their net asset value, which may increase investors’ risk of loss. The returns earned by common shareholders who purchase their shares in this offering and sell their shares below net asset value will be reduced. This risk may be greater for investors who intend to sell their shares in a relatively short period after completion of the initial public offering.
     Investing in the Common Shares involves certain risks. See “Risk Factors” beginning on page __.
     Neither the Securities and Exchange Commission (the “SEC”) nor any state securities commission has approved or disapproved of these securities or determined that this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Total (assuming full
exercise of over-
	Per Share		Total		allotment options)(3)
Public offering price	$	[____]	$	[_________]	$ [_____________]
Sales load(1)	$	[____]	$	[_________]	$ [_____________]

Total (assuming full
exercise of over-
	Per Share		Total		allotment options)(3)
Proceeds to the Fund(2)	$	[____]	$	[_________]	$ [_____________]

(1)	John Hancock Advisers, LLC (the “Adviser” or “JHA”) has agreed to pay, from its own assets, a structuring fee pursuant to an agreement between [___________________], [___________________] and JHA. See “Underwriters—Additional Compensation to be Paid by the Adviser.”

(2)	In addition to the sales load, the Fund will pay offering expenses of up to [$____] per Common Share, estimated to total $[_______], which will reduce the “Proceeds to the Fund” (above). JHA or an affiliate has agreed to pay the amount by which the aggregate of the Fund’s offering costs (other than sales loads) exceed $[____] per Common Share. JHA or an affiliate has agreed to reimburse all of the Fund’s organizational costs. Offering expenses payable by the Fund do not include amounts payable by JHA to [__________________], as described in footnote (1) above.

(3)	The Fund has granted the underwriters an option to purchase up to [______________] additional Common Shares at the public offering price, less the sales load, within 45 days of the date of this Prospectus solely to cover over-allotments, if any.
     The underwriters expect to deliver the Common Shares to purchasers on or about [__________] 2011.
The date of this Prospectus is [__________] 2011.

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     Investment Strategy. The Fund seeks to achieve its investment objective by investing a portion of its Managed Assets (as defined herein) in debt securities and other types of credit instruments and a portion of its Managed Assets in equity securities. Under normal market circumstances, the Fund will invest at least 80% of its Managed Assets in securities that Third Avenue Management LLC believes at the time of investment will generate regular income, including but not limited to bonds, loan interests, preferred securities and dividend paying common stocks and other equity securities. Under normal market conditions, the Fund will invest 25% to 75% in debt securities and other types of credit instruments and 25% to 75% in equity securities. The Fund’s tactical allocation between debt securities/other types of credit instruments and equity securities will depend on market conditions and the Subadviser’s (as defined herein) outlook. Thus, the Fund is flexibly managed so that it will be more heavily invested in debt securities and other types of credit instruments at some times and more heavily invested in equity securities at other times.
     Leverage. The Fund may use leverage to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”). Initially, the Fund expects to obtain leverage through borrowings from certain financial institutions, or reverse repurchase agreements, in an amount equal to approximately 15-25% of the Fund’s Managed Assets immediately after giving effect to the borrowing. In addition, the Fund may leverage through the issuance of preferred shares or other leverage financing. The Fund intends to limit its combined effective leverage ratio at the time of borrowing (measured by the aggregate dollar amount of all leverage facilities to Managed Assets) to 33 1/3% of the Fund’s Managed Assets. In addition, the Fund may borrow for temporary, emergency or other purposes as permitted under the 1940 Act. Any such indebtedness would be in addition to the combined effective leverage ratio of 33 1/3% of Managed Assets (at the time of borrowing). The Fund’s leverage strategy may not be successful.
     “Managed Assets” means the total assets of the Fund (including any assets attributable to money borrowed for investment purposes) minus the sum of the Fund’s accrued liabilities (other than liabilities and borrowings for investment purposes).
     Investment Adviser and Subadviser. The Fund’s investment adviser is John Hancock Advisers, LLC. As of [______________], 2011, JHA and its affiliates managed approximately $___ billion in assets. JHA has engaged Third Avenue Management LLC (the “Subadviser” or “Third Avenue”) to serve as the subadviser to the Fund. Third Avenue will be responsible for the day-to-day management of the Fund’s portfolio investments. Third Avenue is an investment adviser that adheres to a disciplined, fundamental value approach to investing. As of June 30, 2011, Third Avenue had approximately $15.3 billion in assets under management. See “Management of the Fund—The Adviser” and “Management of the Fund—The Subadviser.”
     The Fund’s net asset value and distribution rate will vary and may be affected by numerous factors, including, but not limited to, changes in stock prices, dividend rates, and the timing and success of the Fund’s investment strategy. An investment in the Fund may not be appropriate for all investors. There is no assurance that the Fund will achieve its investment objective.
     Please read and retain this Prospectus for future reference. A Statement of Additional Information, dated [_____________], 2011 (the “SAI”), and other materials containing additional information about the Fund have been filed with the SEC. The SAI is incorporated by reference in its entirety into this Prospectus, which means that it is considered to be part of this Prospectus. You may request a free copy of the SAI, the table of contents of which is shown on page 81 of this Prospectus, and other information filed with the SEC, by calling

(800) 225-6020 (toll-free), by electronic mail at publicinfo@sec.gov or, upon payment of copying fees, by writing to the SEC’s public reference room, Washington, DC 20549-0102. Information relating to the public reference room may be obtained by calling the SEC at (202) 551-8090. Upon completion of this offering, the Fund will file annual and semi-annual shareholder reports, proxy statements and other information with the SEC. To obtain this information or the Fund’s SAI electronically, please visit the Fund’s web site (www.jhfunds.com) or call (800) 225-6020 (toll-free). You may also call this number to request additional information or to make other inquiries pertaining to the Fund. You may also obtain a copy of any information regarding the Fund filed with the SEC from the SEC’s web site (www.sec.gov).
     Exchange listing. The Fund intends to apply for listing of the Common Shares on the New York Stock Exchange under the symbol “___.”
     The Common Shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any governmental agency.

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     You should rely only on the information contained or incorporated by reference in this Prospectus. The Fund has not, and the underwriters have not, authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. The Fund is not, and the underwriters are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. The Fund will notify shareholders promptly of any material change to this Prospectus during the period the Fund is required to deliver the Prospectus. The Fund’s business, financial condition and results of operations may have changed since the date of this Prospectus.

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PROSPECTUS SUMMARY
     This is only a summary. This summary does not contain all the information that you should consider before investing in the Common Shares. You should review the more detailed information elsewhere in this Prospectus and in the Statement of Additional Information (the “SAI”) prior to making an investment in the Fund. See “Risk Factors.”

The Fund	John Hancock Flexible Income Opportunities Fund (the “Fund”) is a newly-organized, non-diversified, closed-end management investment company. The Fund’s investment objective is to provide current income with the potential for capital appreciation. There can be no assurance that the Fund will achieve its investment objective or that its Investment strategy will be successful.

The Fund’s investment adviser is John Hancock Advisers, LLC (the “Adviser” or “JHA”) and its subadviser is Third Avenue Management LLC (the “Subadviser” or “Third Avenue”).

The Offering	The Fund is offering ______________ common shares of beneficial interest (the “Common Shares”), par value $0.01 per share, through a group of underwriters (the “Underwriters”) led by [______________,] [_____________], [______________], [__________________], and [___________________]. The Underwriters have been granted an option by the Fund to purchase up to [______________] additional Common Shares solely to cover over-allotments, if any. The initial public offering price is [_____] per Common Share. The minimum purchase in this offering is 100 Common Shares ($). See “Underwriters.” JHA or an affiliate has agreed to pay the amount by which the aggregate of the Fund’s offering costs (other than the sales load) exceeds $[_____] per Common Share. JHA or an affiliate has agreed to reimburse all of the Fund’s organizational costs.

Listing and Symbol	The Fund intends to apply for listing of the Common Shares on the New York Stock Exchange (“NYSE”) under the symbol “__.”

Investment Strategy	The Fund uses a fundamental research-driven investment process. The Fund will invest in debt securities and other credit instruments and equity securities in both U.S. and non-U.S. markets. The Fund is not intended as, and you should not construe it to be, a complete investment program.

The Fund seeks to achieve its investment objective by investing a portion of its Managed Assets (as defined herein) in debt securities and other types of credit instruments and a portion of its Managed Assets in equity securities, including common stocks and convertible securities. Under normal market circumstances, the Fund will invest at least 80% of its Managed Assets in securities that the Subadviser believes at the time of investment will generate regular income, including but not limited to bonds, loan interests, preferred securities and dividend paying common stocks and other equity securities.

Under normal market conditions, the Fund will invest 25% to 75% in debt securities and other types of credit instruments and 25% to 75% in equity securities. The Fund anticipates the majority of its equity investments to be in securities with dividend yields at the time of investment, but the Fund retains the flexibility to invest up to 20% of Managed Assets in non-dividend yielding equity securities at the time of investment. The Fund’s tactical allocation between debt securities/other types of credit instruments and equity securities will depend on market conditions and Third Avenue’s outlook. Thus, the Fund is flexibly managed so that it will be more heavily invested in debt securities and other types of credit instruments at some times and more heavily invested in equity securities at other times.

The Fund’s investment objective, 80% policy and 25% to 75% policy are non-fundamental, and may be changed without shareholder approval.

Debt Securities and Other Types of Credit Instruments

The Fund seeks to achieve its objective by investing under normal circumstances up to 75% of the Fund’s Managed Assets in debt securities and other types of credit instruments.

The Fund intends to invest a portion of its assets in credit instruments that are rated below investment grade by some or all relevant independent rating agencies or are unrated and of similar credit standing in the judgment of the Subadviser. Credit instruments include high-yield bonds (commonly known as “junk bonds” or “junk debt”), notes, bonds, convertible bonds and other types of debt instruments. The Subadviser intends to select in debt securities and other types of credit instruments that it believes have a reasonably high likelihood of consistently paying their coupon and meeting their obligations.

The Fund may invest in in debt securities and other types of credit instruments of any credit quality, maturity and duration. The Fund may invest in U.S. dollar and non-U.S. dollar denominated in debt securities and other types of credit instruments of issuers located anywhere in the world and of issuers that operate in any industry. Third Avenue believes that the Fund will primarily invest in credit instruments that are current on their interest payments. However, the mix of the Fund’s in debt securities and other types of credit instruments at any time will also depend on the securities the Subadviser believes hold the most value within the Fund’s investment strategy.

Equity Securities

The Fund also seeks to achieve its objective by investing under normal circumstances up to 75% of the Fund’s Managed Assets in equity securities of well-financed companies (meaning companies with high quality assets and a relative absence of liabilities) that are trading at a discount to what Third Avenue believes is their intrinsic value. The Fund invests in securities regardless of market capitalization. It may invest in both domestic and foreign securities. The mix of the Fund’s equity investments at any time will depend on the industries and types of securities the Subadviser believes will hold the most value within the Fund’s investment strategy.

Strategic Transactions

The Fund may, but is not required to, use various Strategic Transactions (defined below) for hedging and risk management purposes or to enhance total return. Such Strategic Transactions are generally accepted under modern portfolio management and are regularly used by many mutual funds, closed-end funds and other institutional investors. Although Third Avenue seeks to use Strategic Transactions to further the Fund’s investment objective, no assurance can be given that they will be successful.

The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures, equity, fixed income and interest rate indices, and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions, such as swaps, caps, floors or collars, and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures or credit transactions and credit default swaps. The Fund also may purchase derivative instruments that combine features of these instruments. Collectively, the above are referred to as “Strategic Transactions.” The Fund generally uses Strategic Transactions as a portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for the Fund’s portfolio, protect the value of the Fund’s portfolio, facilitate the sale of certain securities for investment purposes, manage the effective interest rate exposure of the Fund, protect against changes in currency exchange rates, manage the effective maturity or duration of the Fund’s portfolio or establish positions in the derivatives markets as a substitute for purchasing or selling particular securities. The Fund may use Strategic Transactions to enhance total return, although the Fund will commit variation margin for Strategic Transactions that involve futures contracts in accordance with the rules of the U.S. Commodity Futures Trading Commission.

Strategic Transactions have risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instruments. Furthermore, the ability to successfully use Strategic Transactions depends on Third Avenue’s ability to predict pertinent market movements, which cannot be assured. Thus, the use of Strategic Transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that it might otherwise sell. The use of currency transactions can result in the Fund incurring losses as a result of the imposition of exchange controls, suspension of settlements or the inability of the Fund to deliver or receive a specified currency. Additionally, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Fund for investment purposes.

“Managed Assets” means the total assets of the Fund (including any assets attributable to money borrowed for investment purposes) minus the sum of the Fund’s accrued liabilities (other than liabilities and borrowings for investment purposes).

The Fund may engage in other strategic transactions for hedging and risk management purposes or to enhance total return, as described further below.

The Fund’s investment objective, 80% policy and 25% to 75% policy are non-fundamental, and may be changed without shareholder approval.

In light of the risks described below, an investment in the common shares may not be appropriate for all investors. You should carefully consider your ability to assume these risks before making an investment in the Fund.

Use of Leverage by the Fund	The Fund may use leverage to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”). Initially, the Fund expects to obtain leverage through borrowings from certain financial institutions, or reverse repurchase agreements, in an amount equal to approximately 15-25% of the Fund’s Managed Assets immediately after giving effect to the borrowing. In addition, the Fund may leverage through the issuance of preferred shares or other leverage financing. The Fund intends to limit its combined effective leverage ratio at the time of borrowing (measured by the aggregate dollar amount of all leverage facilities to Managed Assets to 33 1/3% of the Fund’s Managed Assets. In addition, the Fund may borrow for temporary, emergency or other purposes as permitted under the 1940 Act. Any such indebtedness would be in addition to the combined effective leverage ratio of 33 1/3% of Managed Assets (at the time of borrowing). The Fund’s leverage strategy may not be successful. By leveraging its investment portfolio, the Fund creates an opportunity for increased net income or capital appreciation. However, the use of leverage also involves risks, which can be significant. These risks include the possibility that the value of the assets acquired with such borrowing decreases although the Fund’s liability is fixed, greater volatility in the Fund’s net asset value and the market price of the Fund’s common shares and higher expenses. Because the Adviser’s fee is based upon a percentage of the Fund’s Managed Assets, the Adviser’s fee will be higher if the Fund is leveraged, and the Adviser will have an incentive to leverage the Fund. The Adviser intends to leverage the Fund only when it believes that the potential return on the additional investments acquired through the use of leverage is likely to exceed the costs incurred in connection with the offering.

Investment Adviser and Subadviser	The Fund’s investment adviser is John Hancock Advisers, LLC, an indirect wholly-owned subsidiary of Manulife Financial Corporation. The Adviser is responsible for overseeing the management of the Fund, including its day-to-day business operations and supervising Third Avenue. As of [____________], 2011, JHA and its affiliates managed approximately $[___] billion in assets under management. JHA will also act as administrator for the Fund.

JHA has engaged Third Avenue Management LLC to serve as the Subadviser to the Fund. Third Avenue will be responsible for the day-to-day management of the Fund’s portfolio investments. Third Avenue manages the Fund’s investments, subject to the authority of the Adviser and the Board of Trustees of the Fund (the “Board”). As of June 30, 2011, Third Avenue had approximately $15.3 billion in assets under management.

Distributions	The Fund intends to distribute to Common Shareholders all or a portion of its investment company taxable income monthly and net capital gains, if any, at least annually. The Fund expects its initial distribution will be declared approximately [45 days], and paid approximately [60 days] after the completion of this offering. At times, in order to maintain a stable level of distributions, the Fund may pay out less than all of its investment income or pay out accumulated undistributed income in addition to current net investment income. Dividend and capital gains distributions generally are used to purchase additional common shares of the Fund. However, an investor can choose to receive distributions in cash. Dividend and capital gain distributions generally are taxable to shareholders whether they are reinvested in shares of the Fund or received in cash. Since not all investors can participate in the Automatic Dividend Reinvestment Plan (the “Plan”), you should contact your broker or nominee to confirm that you are eligible to participate in the Plan.

The 1940 Act currently limits the number of times the Fund may distribute long-term capital gains in any tax year, which may increase the variability of the Fund’s distributions and result in certain distributions being comprised more heavily of long-term capital gains eligible for favorable income tax rates. In the future, the Adviser may seek Board approval to implement a managed distribution plan for the Fund. The managed distribution plan would be implemented pursuant to an exemptive order from the SEC granting it an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder to permit the Fund to include long-term capital gains as a part of its regular distributions to Common Shareholders more frequently than would otherwise be permitted by the 1940 Act (generally once or twice per year). If the Fund implements a managed distribution plan, it would do so without a vote of the Common Shareholders.

Dividend Reinvestment Plan	The Fund has established an automatic dividend reinvestment plan (the “Plan”). Under the Plan, distributions of dividends and capital gains are automatically reinvested in common shares of the Fund by The Bank of New York Mellon. Every shareholder holding at least one full share of the Fund will be automatically enrolled in the Plan. Shareholders who do not participate in the Plan will receive all distributions in cash. Common Shareholders who intend to hold their Common Shares through a broker or nominee should contact such broker or nominee regarding the Plan. See “Dividend Reinvestment Plan.”

Closed-End Fund Structure	Closed-end funds differ from traditional, open-end management investment companies (“mutual funds”) in that closed-end funds generally list their shares for trading on a securities exchange and do not redeem their shares at the option of the shareholder. By comparison, mutual funds issue securities that are redeemable and typically engage in a continuous offering of their shares. The Common Shares are designed primarily for long-term investors; you should not purchase Common Shares if you intend to sell them shortly after purchase.

Common shares of closed-end funds frequently trade at prices lower than their net asset value. The Fund cannot predict whether the Common Shares will trade at, above or below net asset value. The Fund’s net asset value will be reduced immediately following this offering by the sales load and the amount of the offering expenses paid by the Fund. In addition to net asset value, the market price of the Common Shares may be affected by such factors as the Fund’s dividend stability, dividend levels, which are in turn affected by expenses, and market supply and demand.

In recognition of the possibility that the Common Shares may trade at a discount from their net asset value, and that any such discount may not be in the best interest of Common Shareholders, the Board, in consultation with the Adviser and Third Avenue, may from time to time review possible actions to reduce any such discount. There can be no assurance that the Board will decide to undertake any of these actions or that, if undertaken, such actions would result in the Common Shares trading at a price equal to or close to net asset value per Common Share.

Summary of Risks

General risks	No operating history. The Fund is a closed-end investment company with no history of operations. It is designed for long-term investors and not as a trading vehicle.

Investment and market risk. An investment in the Common Shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in the Common Shares represents an indirect investment in the securities owned by the Fund, which are generally traded on a securities exchange or in the OTC markets. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. In addition, the strategies employed by the Subadviser to manage market downside protection may not be successful. The Common Shares at any point in time may be worth less than the original investment, even after taking into account any reinvestment of dividends and distributions.

Management risk. The Fund is subject to management risk because it relies on the Adviser’s oversight and Third Avenue’s ability to pursue the Fund’s investment objective. The Subadviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that they will produce the desired results. The Subadviser’s securities and options selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. If one or more key individuals leaves the employ of the Subadviser, the Subadviser may not be able to hire qualified replacements, or may require an extended time to do so. This could prevent the Fund from achieving its investment objective.

Changes in United States Law. Changes in the state and U.S. federal laws applicable to the Fund, including changes to state and U.S. federal tax laws, or applicable to the Adviser, the Subadviser and other securities or instruments in which the Fund may invest, may negatively affect the Fund’s returns to Common Shareholders. The Fund may need to modify its investment strategy in the future in order to satisfy new regulatory requirements or to compete in a changed business environment.

Market price of shares. The shares of closed-end management investment companies often trade at a discount from their net asset value, and the Common Shares may likewise trade at a discount from net asset value. The trading price of the Common Shares may be less than the public offering price. The returns earned by the Fund’s shareholders who sell their Common Shares below net asset value may therefore be reduced.

Distribution risk. There can be no assurance that monthly distributions paid by the Fund to shareholders will be maintained at initial levels or increase over time. The monthly distributions shareholders are expected to receive from the Fund will be derived from the Fund’s dividends and interest income after payment of Fund expenses. The Fund’s cash available for distribution may vary widely over the short- and long-term.

Tax risk. To qualify for the special tax treatment available to regulated investment companies, the Fund must: (i) derive at least 90% of its annual gross income from certain kinds of investment income; (ii) meet certain asset diversification requirements at the end of each quarter, and (iii) distribute in each taxable year at least 90% of its net investment income (including net interest income and net short term capital gain). If the Fund failed to meet any of these requirements, subject to the opportunity to cure such failures under applicable provisions of the Code, the Fund would be subject to U.S. federal income tax at regular corporate rates on its taxable income, including its net capital gain, even if such income were distributed to its shareholders. All distributions by the Fund from earnings and profits, including distributions of net capital gain (if any), would be taxable to the shareholders as ordinary income. Such distributions generally would be eligible (i) to be treated as qualified dividend income in the case of individual and other noncorporate shareholders and (ii) for the dividends received deduction in the case of corporate shareholders. In addition, in order to requalify for taxation as a regulated investment company, the Fund might be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. See “U.S. Federal Income Tax Matters.”

The tax treatment and characterization of the Fund’s distributions may vary significantly from time to time due to the nature of the Fund’s investments. The ultimate tax characterization of the Fund’s distributions in a calendar year may not finally be determined until after the end of that calendar year. The Fund may make distributions during a calendar year that exceed the Fund’s net investment income and net realized capital gains for that year. In such a situation, the amount by which the Fund’s total distributions exceed net investment income and net realized capital gains would generally be treated as a tax-free return of capital up to the amount of the Common Shareholder’s tax basis in his or her Common Shares, with any amounts exceeding such basis treated as gain from the sale of his or her Common Shares. The Fund’s income distributions that qualify for favorable tax treatment may be affected by the Internal Revenue Services’ (“IRS”) interpretations of the Code and future changes in tax laws and regulations. For instance, Congress is considering numerous proposals to decrease the federal budget deficit, some of which include increasing U.S. federal income taxes or decreasing certain favorable tax treatments currently included in the Code. See “U.S. Federal Income Tax Matters.”

No assurance can be given as to what percentage of the distributions paid on the Common Shares, if any, will consist of tax-advantaged qualified dividend income or long-term capital gains or what the tax rates on various types of income will be in future years. The long-term capital gain tax rate applicable to qualified dividend income is currently 15%, and it is currently scheduled to increase to 20% for tax years beginning after December 31, 2012. The favorable U.S. federal tax treatment of qualified dividend income may be adversely affected, changed or repealed by future changes in tax laws at any time (possibly with retroactive effect), and is currently scheduled to expire for tax years beginning after December 31, 2012. In addition, it may be difficult to obtain information regarding whether distributions by non-U.S. entities in which the Fund invests should be regarded as qualified dividend income. Furthermore, to receive qualified dividend income treatment, the Fund must meet holding period and other requirements with respect to the dividend-paying securities in its portfolio, and the shareholder must meet holding period and other requirements with respect to the Common Shares. Holding periods may be affected by certain of the Fund’s transactions in options and other derivatives. See “U.S. Federal Income Tax Matters.”

Recent events risk. The debt and equity capital markets in the United States have been negatively impacted by significant write-offs in the financial services sector relating to sub-prime mortgages and the re-pricing of credit risk in the broadly syndicated market, among other things. These events, along with the deterioration of the housing market, the failure of major financial institutions and the resulting U.S. federal government actions have led to a decline in general economic conditions, which have materially and adversely impacted the broader financial and credit markets and have reduced the availability of debt and equity capital for the market as a whole and financial firms in particular. These events have been adversely affecting the willingness of some lenders to extend credit, in general, which may make it more difficult for issuers of debt securities to obtain financings or refinancings for their investment or lending activities or operations. There is a risk that such issuers will be unable to successfully complete such financings or refinancings. In particular, because of the current conditions in the credit markets, issuers of debt securities may be subject to increased cost for debt, tightening underwriting standards and reduced liquidity for loans they make, securities they purchase and securities they issue.

These events may increase the volatility of the value of securities owned by the Fund and/or result in sudden and significant valuation increases or declines in its portfolio. These events also may make it more difficult for the Fund to accurately value its securities or to sell its securities on a timely basis. A significant decline in the value of the Fund’s portfolio would likely result in a significant decline in the value of your investment in the Fund. Prolonged continuation or further deterioration of current market conditions could adversely impact the Fund’s portfolio.

Market disruption risk. The wars in Afghanistan, Iraq, Libya and other geopolitical events around the world may adversely affect the performance of U.S. and worldwide financial markets. The Fund cannot predict the effects of significant future events on the U.S. economy and securities markets. Given these risks, an investment in the Common Shares may not be appropriate for all investors. You should carefully consider your ability to assume these risks before making an investment in the Fund.

Natural disasters and adverse weather conditions. Certain areas of the world historically have been prone to major natural disasters, such as hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, and have been economically sensitive to environmental events. Such disasters, and the resulting damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses in the manner normally conducted. Adverse weather conditions may also have a particularly significant negative affect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Inflation risk. Inflation risk is the risk that the purchasing power of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Common Shares and distributions thereon can decline.

Portfolio turnover. The Fund may engage in short-term trading strategies, and securities may be sold without regard to the length of time held when, in the opinion of Third Avenue, investment considerations warrant such action. These policies may have the effect of increasing the annual rate of portfolio turnover of the Fund. Higher rates of portfolio turnover would likely result in higher brokerage commissions and may generate short-term capital gains taxable as ordinary income, which may have a negative impact on the Fund’s performance over time.

Defensive positions. During periods of adverse market or economic conditions, the Fund may temporarily invest all or a substantial portion of its total assets in cash or cash equivalents. The Fund will not be pursuing its investment objective in these circumstances and could miss favorable market developments.

Financial leverage risk. The Fund anticipates using leverage through borrowings from certain financial institutions, or reverse repurchase agreements. In addition, the Fund may leverage through the issuance of preferred shares or other leverage financing. There can be no assurance that the Fund’s leveraging strategy will be successful during any period in which it is employed. Leverage creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares and the risk that fluctuations in distribution rates on any preferred shares or fluctuations in borrowing costs may affect the return to Common Shareholders. To the extent the returns derived from securities purchased with proceeds received from leverage exceeds the cost of leverage, the Fund’s distributions may be greater than if leverage had not been used. Conversely, if the returns from the securities purchased with such proceeds are not sufficient to cover the cost of leverage, the amount available for distribution to Common Shareholders will be less than if leverage had not been used. In the latter case, the Adviser, in its best judgment, may nevertheless determine to maintain the Fund’s leveraged position if it deems such action to be appropriate. The costs of an offering of preferred shares and/or a borrowing program would be borne by the Common Shareholders and consequently would result in a reduction of the net asset value of the Common Shares. In addition, the fee paid to the Adviser will be calculated on the basis of the Fund’s Managed Assets, including proceeds from the issuance of preferred shares and/or borrowings, so the fee will be higher when leverage is utilized, which may create an incentive for the Adviser to employ financial leverage. In this regard, holders of preferred shares do not bear the investment advisory fee. Rather, Common Shareholders bear the portion of the investment advisory fee attributable to the assets purchased with the proceeds of the preferred shares offering.

Anti-takeover provisions. The Fund’s Agreement and Declaration of Trust includes provisions that could limit the ability of other persons or entities to acquire control of the Fund or to change the composition of its Board. These provisions may deprive shareholders of opportunities to sell their Common Shares at a premium over the then current market price of the Common Shares.

Strategic transactions risk. The Fund may engage in various portfolio strategies, including exchange-listed and over-the-counter put and call options on securities, financial futures, equity, fixed income and interest rate indices, and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions, such as swaps, caps, floors or collars, and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures or credit transactions and credit default swaps, for hedging and risk management purposes and to enhance total return. The Fund also may purchase derivative instruments that combine features of these instruments. Collectively, the above are referred to as Strategic Transactions. The use of Strategic Transactions to enhance total return may be particularly speculative. Strategic Transactions involve risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction and illiquidity of the derivative instruments. Furthermore, the Fund’s ability to successfully use Strategic Transactions depends on Third Avenue’s ability to predict pertinent market movements, which cannot be assured. The use of Strategic Transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that it might otherwise sell. Additionally, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Fund for investment purposes.

Investing in Strategic Transactions involves investments in derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and, in a down market, could become harder to value or sell at a fair price. The Fund also will be subject to credit risk with respect to the counterparties to any OTC derivatives contracts purchased by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances. The specific risks applicable to the derivatives in which the Fund may invest are described below:

• Futures contracts. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions) and risk of disproportionate loss are the principal risks of engaging in transactions involving futures contracts.

• Exchange-traded options. Liquidity risk (i.e., the inability to enter into closing transactions) and risk of disproportionate loss are the principal risks of engaging in transactions involving exchange-traded options.

• Over-the-counter options. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions) and risk of disproportionate loss are the principal risks of engaging in transactions involving over-the-counter options.

• Credit default swaps. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), interest rate risk, risk of default of the underlying reference obligation and risk of disproportionate loss are the principal risks of engaging in transactions involving credit default swaps.

• Interest rate swaps. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), interest rate risk and risk of disproportionate loss are the principal risks of engaging in transactions involving interest rate swaps.

• Total return swaps. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), interest rate risk and risk of disproportionate loss are the principal risks of engaging in transactions involving total return swaps.

• Foreign Currency Forwards. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), foreign currency risk and risk of disproportionate loss are the principal risks of engaging in transactions involving foreign currency forward contracts.

Derivatives regulation risk. The Dodd-Frank Act will impose comprehensive regulation on certain OTC derivatives, including certain types of options and other derivatives transactions in which the Fund may seek to engage. The Dodd-Frank Act, many provisions of which will begin to take effect in July 2011, will require central clearing and exchange-style trade execution for many swap, option and other derivatives transactions that are currently traded in the OTC derivatives markets. The SEC and the Commodity Futures Trading Commission have each proposed regulations which are expected to impact the derivatives markets, may impact the ability of registered investment management companies to utilize derivatives and could have broad-reaching market consequences.

If such regulation occurs, it could have an adverse effect on the Fund’s ability to engage in the strategies described in this Prospectus, increase the costs of such activities, and/or otherwise reduce the effectiveness of the Fund’s investment strategies. In addition, the increased regulation of derivatives trading imposed by the Act may impose additional regulatory burdens that could increase the costs and reduce the benefits of the Fund’s trading in derivatives.

Potential conflict of interest risk. Individual investment professionals at Third Avenue manage multiple accounts for multiple clients. These accounts may include mutual funds, sub-advised funds, separate accounts (assets managed on behalf of institutions, such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. The Fund’s portfolio managers listed in this Prospectus who are primarily responsible for the day-to-day management of the Fund (“Investment Personnel”) generally manage accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the Fund. Investment Personnel make investment decisions for each account, including the Fund, based on the investment objectives, policies, practices, benchmarks, cash flows and other relevant investment considerations applicable to that account. Consequently, Investment Personnel may purchase or sell securities, including initial public offerings (“IPOs”), for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the Fund and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the Fund.

Investment Personnel or other investment professionals at Third Avenue may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely impact the Fund depending on market conditions. For example, Investment Personnel may purchase a security in one account while appropriately selling that same security in another account. Similarly, Investment Personnel may purchase the same security for the Fund and one or more other accounts at or about the same time. In those instances the other accounts will have access to their respective holdings prior to the public disclosure of the Fund’s holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Third Avenue receives for managing the Fund. Some Investment Personnel are eligible to receive incentive payments from Third Avenue. Because incentive payments paid by Third Avenue to Investment Personnel are tied to revenues earned by Third Avenue and, generally, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by a given Investment Professional, including the Fund. Finally, Investment Personnel may hold shares or investments in the other pooled investment vehicles and/or other accounts.

Specific strategy risks	High-Yield and Distressed Risk. The Fund’s investments in high-yield and distressed securities may expose the Fund to greater risks than if the Fund only owned higher-grade securities. The value of high-yield, lower quality securities is affected by the creditworthiness of the issuers of the securities and by general economic and specific industry conditions. Issuers of high-yield securities are not as strong financially as those with higher credit ratings, so the securities are usually considered speculative investments.

Insolvency and Bankruptcy Risk. The Fund’s investments in obligations of stressed, distressed and bankrupt issuers, including debt obligations that are in default, generally trade significantly below par and are considered speculative. The repayment of defaulted obligations is subject to significant uncertainties. Defaulted obligations might be repaid only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments. Typically such workout or bankruptcy proceedings result in only partial recovery of cash payments or an exchange of the defaulted obligation for other debt or equity securities of the issuer or its affiliates, which may in turn be illiquid or speculative. There is even a potential risk of loss by the Fund of its entire investment in such securities. The Fund may not be able to pay distributions or may have to reduce distribution levels if the income and/or dividends the Fund receives from its investments decline.

Credit Risk. Credit risk is the risk that one or more debt securities and other types of credit instruments in the Fund’s portfolio will decline in price, or fail to pay interest or principal when due, because the issuer of the security experiences a decline in its financial status. While a senior position in the capital structure of a borrower may provide some protection with respect to the Fund’s investments in Senior Loans (as defined herein), losses may still occur. To the extent the Fund invests in below investment grade debt securities and other types of credit instruments, it will be exposed to a greater amount of credit risk than if it invested solely in investment grade debt securities and other types of credit instruments. The prices of lower grade securities are more sensitive to negative developments, such as a decline in the issuer’s revenues or a general economic downturn, than are the prices of higher grade securities. Securities of below investment grade quality are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal when due and therefore involve a greater risk of default. In addition, the Fund’s use of certain credit derivatives will expose it to additional risk in the event that the bonds underlying the derivatives default.

Senior Loans Risk. Senior Loans hold the most senior position in the capital structure of a business entity, are typically secured with specific collateral and have a claim on the assets and/or stock of the borrower that is senior to that held by unsecured and/or subordinated debt holders and stockholders of the borrower. Because most borrowers of Senior Loans are below investment grade, the risks associated with Senior Loans are similar to the risks of below investment grade securities, although Senior Loans are typically senior and secured in contrast to below investment grade securities, which are often subordinated and unsecured.

Second Lien Loans Risk. Second Lien Loans generally are subject to similar risks as those associated with investments in Senior Loans and the same risks of other high yield or distressed securities except that the collateral for such loans is only available to the credit after repayment of the Senior Loans.

Mezzanine Securities Risk. Mezzanine Securities generally are rated below investment grade and frequently are unrated and present many of the same risks as Senior Loans, Second Lien Loans and below investment grade securities. However, unlike Senior Loans and Second Lien Loans, mezzanine securities are not a senior or secondary secured obligation of the related borrower. Mezzanine securities also may often be unsecured. Mezzanine securities therefore are subject to the additional risk that the cash flow of the related borrower and the property securing the loan may be insufficient to repay the scheduled payments after giving effect to any senior obligations of the related borrower. Mezzanine securities are also expected to be a highly illiquid investment. Mezzanine securities will be subject to certain additional risks to the extent that such loans may not be protected by financial covenants or limitations upon additional indebtedness. Investment in mezzanine securities is a highly specialized investment practice that depends more heavily on independent credit analysis than investments in most other types of debt obligations.

Prepayment Risk. During periods of declining interest rates, borrowers issuing securities that contain a prepayment option may exercise their option to prepay principal earlier than scheduled. For fixed rate securities, such payments often occur during periods of declining interest rates, forcing the Fund to reinvest in lower yielding securities, resulting in a possible decline in the Fund’s income and distributions to shareholders. This is known as prepayment or “call” risk. Below investment grade securities frequently have call features that allow the issuer to redeem the security at dates prior to its stated maturity at a specified price (typically greater than par) only if certain prescribed conditions are met (“call protection”). An issuer may redeem a below investment grade security if, for example, the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer. Senior Loans typically do not have call protection. However, many debt instruments subject to prepayment have make-whole provisions, the purpose of which is to compensate the creditor for reinvestment risk in the event interest rates have declined. For premium bonds (bonds acquired at prices that exceed their par or principal value) purchased by the Fund, prepayment risk may be enhanced.

Interest rate risk. The value of certain debt securities and other types of credit instruments in the Fund’s portfolio could be affected by interest rate fluctuations. When interest rates decline, the value of fixed rate securities can be expected to rise. Conversely, when interest rates rise, the value of fixed rate securities can be expected to decline. Although changes in prevailing interest rates can be expected to cause some fluctuations in the value of floating rate securities (due to the fact that rates only reset periodically), the values of these securities are substantially less sensitive to changes in market interest rates than fixed rate instruments. Fluctuations in the value of the Fund’s securities will not affect interest income on existing securities, but will be reflected in the Fund’s net asset value. The Fund may utilize certain strategies, including taking positions in futures or interest rate swaps, for the purpose of reducing the interest rate sensitivity of the portfolio and decreasing the Fund’s exposure to interest rate risk, although there is no assurance that it will do so or that such strategies will be successful.

Preferred Securities Risk. There are special risks associated with investing in preferred securities, including:

Deferral. Preferred securities may include provisions that permit the issuer, at its discretion, to defer distributions for a stated period without any adverse consequences to the issuer. If the Fund owns a preferred security that is deferring its distributions, the Fund may be required to report income for tax purposes although it has not yet received such income.

Subordination. Preferred securities are subordinated to bonds and other debt instruments in a company’s capital structure in terms of having priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments.

Liquidity. Preferred securities may be substantially less liquid than many other securities, such as common stocks or U.S. Government securities.

Limited Voting Rights. Generally, preferred security holders have limited voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of directors to the issuer’s board.

Special Redemption Rights. In certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date. For instance, for certain types of preferred securities, a redemption may be triggered by certain changes in federal income tax or securities laws. As with call provisions, a special redemption by the issuer may negatively impact the return of the security held by the Fund.

New Types of Securities. From time to time, preferred securities, including hybrid-preferred securities, have been, and may in the future be, offered having features other than those described herein. The Fund reserves the right to invest in these securities if the Adviser believes that doing so would be consistent with the Fund’s investment objective and policies. Since the market for these instruments would be new, the Fund may have difficulty disposing of them at a suitable price and time. In addition to limited liquidity, these instruments may present other risks, such as high price volatility.

Equity Securities Risk. The Fund may invest in equity securities, including common stocks, convertible securities, warrants and depositary receipts. Although common stocks have historically generated higher average total returns than debt securities and other types of credit instruments over the long-term, common stocks also have experienced significantly more volatility in those returns and in certain periods have significantly under-performed relative to debt securities and other types of credit instruments. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund. Also, the price of common stocks is sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which the Fund has exposure. Common stock prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

Value Investing Risk. The Fund may invest substantially in stocks that the Subadviser believes are undervalued or inexpensive relative to other investments. These types of securities may present risks in addition to the general risks associated with investing in common and preferred stocks. These securities generally are selected on the basis of an issuer’s fundamentals relative to current market price. Such securities are subject to the risk of misestimation of certain fundamental factors. In addition, during certain time periods, market dynamics may favor “growth” stocks of issuers that do not display strong fundamentals relative to market price based upon positive price momentum and other factors. Disciplined adherence to a “value” investment mandate during such periods can result in significant underperformance relative to overall market indices and other managed investment vehicles that pursue growth style investments and/or flexible equity style mandates.

Small-Cap and Mid-Cap Risk. The Fund may invest from time to time in smaller and midsize companies and the securities of such issuers tend to be more volatile and less liquid than those of larger companies. The markets for these securities are also less liquid than those for larger companies. This can adversely affect the prices at which the Fund can purchase and sell these securities, and thus the value of the Funds’ shares.

Foreign Securities and Emerging Markets Risk. Foreign securities from a particular country or region may be subject to currency fluctuations and controls or adverse political, social, economic or other developments that are unique to that particular country or region. Therefore, the prices of foreign securities in particular countries or regions may, at times, move in a different direction from those of U.S. securities. From time to time, foreign capital markets may exhibit more volatility than those in the U.S., and the securities markets of emerging market countries can be extremely volatile. Emerging and frontier market countries can generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries.

Foreign Currency Risk. Because the Fund may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may affect the value of securities in the Fund and the unrealized appreciation or depreciation of investments. Currencies of certain countries may be volatile and therefore may affect the value of securities denominated in such currencies, which means that the Fund’s net asset value could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. Third Avenue may, but is not required to, elect for the Fund to seek to protect itself from changes in currency exchange rates through hedging transactions, although there is no assurance that it will do so or that such strategies will be successful. In addition, certain countries, particularly emerging market countries, may impose foreign currency exchange controls or other restrictions on the repatriation, transferability or convertibility of currency.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investment will be worth less in the future, as inflation decreases the value of money. As inflation increases, the real value of the common shares and distributions on those shares can decline. In addition, during any periods of rising inflation, interest rates on any borrowings by the Fund may increase, which would tend to further reduce returns to the holders of common shares.

Financial Leverage Risk. The Fund anticipates using leverage through borrowings from certain financial institutions, or reverse repurchase agreements, in an aggregate amount of approximately 15% to 25% of its Managed Assets in order to buy additional securities. In addition, the Fund may leverage through the issuance of preferred shares or other leverage financing. The use of leverage through borrowing of money or the issuance of preferred shares to purchase additional securities creates an opportunity for increased common share net investment income dividends, but also creates risks for the holders of common shares. Leverage is a speculative technique that may expose the Fund to greater risk and increased costs. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage. As a result, leverage may cause greater changes in the Fund’s net asset value. The Fund will also have to pay interest and dividends on its borrowings, which may reduce the Fund’s return. This interest expense may be greater than the Fund’s return on the underlying investment. The Fund’s leveraging strategy may not be successful.

Leverage involves risks and special considerations for common shareholders, including:

• The likelihood of greater volatility of net asset value, market price and dividend rate of the common shares than a comparable portfolio without leverage;

•    The risk that fluctuations in interest rates on borrowings and short-term debt or in the interest or dividend rates on any leverage that the Fund must pay will reduce the return to the common shareholders;

• The effect of leverage in a declining market, which is likely to cause a greater decline in the net asset value of the common shares than if the

Fund were not leveraged, may result in a greater decline in the market price of the common shares;

•     When the Fund uses financial leverage, the investment advisory fees payable to Third Avenue will be higher than if the Fund did not use leverage including in periods when the Fund is losing money; and

• Leverage increases operating costs, which may reduce total return.

      Certain types of borrowings and issuances of preferred stock by the Fund may result in the Fund being subject to covenants in credit agreements relating to asset coverage and Fund composition requirements. The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for the short-term corporate debt securities and other types of credit instruments or preferred shares issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. Third Avenue does not believe that these covenants or guidelines will impede it from managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies.

Reverse Repurchase Agreement Risks. Reverse repurchase agreement transactions involve the risk that the market value of the securities that the Fund is obligated to repurchase under such agreements may decline below the repurchase price. Any fluctuations in the market value of either the securities transferred to the other party or the securities in which the proceeds may be invested would affect the market value of the Fund’s assets, thereby potentially increasing fluctuations in the market value of the Fund’s assets. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of proceeds received under the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. In addition, reverse repurchase agreement transactions are techniques involving leverage, and accordingly, segregation requirements apply. To the extent that the amount of cash and liquid securities required to be segregated increases, the Fund may be required to sell portfolio securities at prices that may be disadvantageous to the Fund.

Non-Diversification Risk. The Fund is non-diversified and may focus or concentrate its investments in fewer issuers than a diversified fund of comparable size. A concentrated or non-diversified fund can be more volatile than a diversified fund, and volatility may be expected to increase when the Fund makes significant investments in a single issuer or issuers within a particular industry or geographic region because the Fund is more susceptible to adverse effects from such issuer or issuers.

Liquidity Risk. The Fund may invest without limitation in illiquid securities. Liquidity risk exists when particular investments are difficult to sell. The Fund may not be able to sell these investments at the best prices or at the value the Fund places on them. Investments in private debt instruments, restricted securities, and securities having substantial market and/or credit risk may involve greater liquidity risk.

Given the risks described above, an investment in the Common Shares may not be appropriate for all investors. You should carefully consider your ability to assume these risks before making an investment in the Fund.

SUMMARY OF FUND EXPENSES
     The purpose of the table below is to help you understand all fees and expenses that you, as a Common Shareholder, would bear directly or indirectly. The following table shows the Fund’s expenses as a percentage of net assets attributable to Common Shares assuming the use of leverage [through the use of borrowings] in an amount equal to ___% of the Fund’s total assets. The information below is based on an offering of [_____________] Common Shares. These figures represent the actual size of the offering. The offering costs to be paid or reimbursed by the Fund are not included in the Annual Expenses table below. However, these expenses will be borne by Common Shareholders and will result in a reduction in the net asset value of the Common Shares. See “Management of the Fund” and “Dividend Reinvestment Plan.”

Shareholder Transaction Expenses
Sales load paid by you (as a percentage of offering price)	[___]	%
Expenses borne by Common Shareholders	[___]	%(1)(2)
Dividend Reinvestment Plan fees	None

Annual Expenses (Percentage of Net Assets Attributable to Common Shares)
Management fees	[___]	%
Other expenses	[___]	(3)
Interest Payments on Borrowings	[___]	(4)
Total annual expenses	[___]	%
EXAMPLE
     The following example illustrates the expenses that you would pay on a $1,000 investment in Common Shares (including the sales load of $[__] and estimated offering expenses of this offering of [__]), assuming (i) total annual expenses of [__]% of net assets attributable to Common Shares and (ii) a 5% annual return*:

	1 Year	3 Year	5 Year	10 Year
Total Expenses	$	$	$	$
The example should not be considered a representation of future expenses. Actual expenses may be higher or lower.

*	The example assumes that the estimated Other expenses set forth in the Annual Expenses table are accurate, and that all dividends and distributions are reinvested at net asset value. Actual expenses may be greater or less than those assumed. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

(1)	JHA or an affiliate has agreed (i) to reimburse all organizational costs of the Fund and (ii) pay all offering costs (other than sales loads) that exceed $___ per Common Share (___% of the offering price). Based on an actual offering size of $_____________ (___________ Common Shares), the total offering costs (other than sales loads) would be $_____________ ($____ per Common Share). The Fund would pay a maximum of $____________ ($____ per Common Share) of offering costs and JHA or an affiliate would pay all offering costs in excess of $__________ ($_____ per Common Share), which are currently estimated to be $_________ ($_____ per Common Share).

(2)	JHA (and not the Fund) has agreed to pay, from its own assets, upfront structuring and syndication fees to [___________________], an upfront structuring fee to [___________________], an upfront structuring fee to [___________________], an upfront structuring fee to [___________________] and an upfront structuring fee to [___________________]. These fees are not reflected under sales load in the table above. The Adviser intends to pay compensation to employees of one of its affiliates who participate in the marketing of the Common Shares. See “Underwriters—Additional Compensation to be Paid by the Adviser.”

(3)	Estimated expenses based on the current fiscal year.

(4)	Assumes effective leverage through the use of bank borrowings at an annual interest rate of [ ]%.
THE FUND
     John Hancock Flexible Income Opportunities Fund (the “Fund”) is a newly-organized, non-diversified, closed-end management investment company. The Fund’s investment objective is to provide current income with the potential for capital appreciation. There can be no assurance that the Fund will achieve its investment objective. The Fund’s investment objective is considered a non-fundamental policy that may be changed by the Fund’s Board of Trustees (the “Board”) without prior approval of the holders of the Common Shares (“Common Shareholders”). The Fund’s principal office is located at 601 Congress Street, Boston, Massachusetts 02210 and its phone number is 800-225-6020.
     The Fund’s investment adviser is John Hancock Advisers, LLC (the “Adviser” or “JHA”) and its subadviser is Third Avenue Management LLC (the “Subadviser” or “Third Avenue”).
USE OF PROCEEDS
     The net proceeds of this offering of the Common Shares (the “Common Shares”) will be approximately $__________________ ($________________ if the underwriters exercise the overallotment option in full) after payment of the sales load and organizational and offering costs (other than the sales load) expected to be approximately $____ per share. The net proceeds of the offering will be invested in accordance with the Fund’s investment objective and policies (as stated below) as soon as practicable after completion of the offering. The Fund currently anticipates being able to do so within three months after the completion of the offering. Pending investment of the net proceeds in accordance with the Fund’s investment objective and policies, the Fund will invest in high-quality, short-term debt securities, cash and/or cash equivalents. Investors should expect, therefore, that before the Fund has fully invested the proceeds of the offering in accordance with its investment objective and policies, the Fund’s net asset value would earn interest income at a modest rate. If the Fund’s investments are delayed, the first planned distribution could consist principally of a return of capital.

INVESTMENT STRATEGY
     The Fund uses a fundamental research-driven investment process. The Fund will invest in debt securities/other types of credit instruments and equity securities in both U.S. and non-U.S. markets. The Fund’s investments will be based on its bottom-up analysis of securities across the capital structure, weighting the portfolio in equities or debt securities/other types of credit instruments as conditions warrant. The Fund is not intended as, and you should not construe it to be, a complete investment program. There can be no assurance that the Fund will achieve its investment objective. The Fund’s investment objective may be changed without shareholder approval.
     The Fund seeks to achieve its investment objective by investing a portion of its Managed Assets (as defined herein) in a portfolio of debt securities and other credit instruments and a portion of its Managed Assets in equity securities. Under normal market circumstances, the Fund will invest at least 80% of its Managed Assets in securities that the Subadviser believes at the time of investment will generate regular income, including but not limited to bonds, loan interests, preferred securities and dividend paying common stocks and other equity securities. Under normal market conditions, the Fund will invest 25% to 75% in debt securities and other types of credit instruments and 25% to 75% in equity securities. The Fund anticipates the majority of its equity investments to be in interest or dividend-paying securities at the time of investment, but the Fund retains the flexibility to invest up to 20% of Managed Assets in non-dividend yielding equity securities at the time of investment. The Fund’s tactical allocation between debt securities/other types of credit instruments and equity securities will depend on market conditions and the Subadviser’s outlook. Thus, the Fund is flexibly managed so that it will be more heavily invested in debt securities and other types of credit instruments at some times and more heavily in invested equity securities at other times.
     Debt Securities and Other Types of Credit Instruments. The Fund seeks to achieve its objective by investing under normal circumstances up to 75% of the Fund’s Managed Assets in debt securities and other types of credit instruments. The Fund intends to invest assets in credit instruments that are rated below investment grade by some or all relevant independent rating agencies, including Moody’s S&P and Fitch, or are unrated and of similar credit standing in the judgment of the Subadviser. Credit instruments include high-yield bonds (commonly known as “junk bonds” or “junk debt”), notes, bonds, convertible bonds and other types of debt instruments. In making these investments, the Subadviser will seek to purchase instruments that the Subadviser believes are undervalued. The Fund may have investments in distressed and defaulted securities and intends to focus on a relatively small number of issuers.
     The Fund invests in securities regardless of market capitalization. It may invest in both domestic and foreign securities. Third Avenue believes that initially the Fund will primarily invest in credit instruments that are current on their interest payments. Howwever, the mix of the Fund’s debt securities/other types of credit instruments investments at any time will also depend on the securities the Subadviser believes hold the most value within the Fund’s investment strategy.
     Equity Securities. The Fund also seeks to achieve its objective by acquiring up to 75% of its Managed Assets in equity securities of well-financed companies (meaning companies with high quality assets and a relative absence of liabilities) that are trading at a discount to what the Subadviser believes is their intrinsic value. The Fund anticipates the majority of its equity investments to be in securities with dividend yields at the time of investment, but the Fund retains the flexibility to invest up to 20% of Managed Assets in non-dividend yielding equity securities. The Fund invests in equity securities regardless of market capitalization. It also may invest in both domestic and foreign securities. The mix of the Fund’s equity investments at any time will depend on the industries and types of securities the Subadviser believes will hold the most value within the Fund’s investment strategy.
     “Managed Assets” means the total assets of the Fund (including any assets attributable to money borrowed for investment purposes) minus the sum of the Fund’s accrued liabilities (other than liabilities and borrowings for investment purposes).
     The Fund’s investment objective, 80% policy and 25% to 75% policy are non-fundamental, and may be changed without shareholder approval. The Fund will provide Common Shareholders with 60 days notice in the event that the Fund decides to change its 80% policy.
     The Fund may engage in other strategic transactions for hedging and risk management purposes or to enhance total return. See “Investment Strategy—Other Investment Techniques—Strategic Transactions.”
     The Fund may invest up to 25% of its Managed Assets in illiquid securities and securities for which prices are not readily available. The Fund may implement various temporary “defensive” strategies at times when Third Avenue determines that conditions in the markets make pursuing the Fund’s basic investment strategy inconsistent with the best interests of its shareholders. These strategies may include investing all or a portion of the Fund’s assets in U.S. Government obligations and high-quality, short-term debt securities. See “Investment Strategy—Portfolio Composition—Short-Term Fixed income securities; Temporary Defensive Position; Invest-Up Period.”
     The Fund currently anticipates that it will borrow funds from certain financial institutions, or use reverse repurchase agreements, in an aggregate amount of approximately 15% to 25% of its Managed Assets. In addition, the Fund may leverage through the issuance of preferred shares or other leverage financing. The Fund retains the flexibility to increase this amount up to the limits imposed by the 1940 Act. This practice is known as “leverage.” The Fund may borrow from banks or other financial institutions or through reverse repurchase agreements, dollar rolls and other investment techniques. See “Risk Factors—Financial Leverage Risks.”
Investment Philosophy and Approach
     Third Avenue has adhered to a strict value discipline in selecting fixed income and equity securities since it was founded in 1986. As of June 30, 2011, Third Avenue managed approximately $15.3 billion across fixed income and equity strategies and has a long track record investing in both. Third Avenue’s investment team employs bottom-up research, fundamental research to identify investments throughout the capital structure on markets worldwide.
     The Fund will allocate assets to debt securities/other types of credit instruments and equity, as it pursues its objective of generating income and long-term capital appreciation. The mix of investments between equities and debt securities/other types of credit instruments will be determined by the bottom-up valuation of equity and debt securities and other types of credit instruments under consideration, the overall valuations of the equity and debt markets and the Fund’s anticipated monthly distributions.
     When investing in debt securities and other types of credit instruments and equity, Third Avenue seeks to invest in companies that exhibit strong balance sheets and the financial wherewithal to continue to pay coupons or dividends. Further, Third Avenue seeks to invest in companies with dependable product cycles and that have high or improving cash flow to finance interest payments on debt or dividend payments on equity.

Third Avenue seeks the protection of high quality assets, which can be readily converted to cash, and quantifiable liabilities.
     In selecting debt securities and other types of credit instruments for the Funds, the Subadviser seeks the following characteristics:
(1)	Reasonable expectation to continue to pay a coupon under multiple economic conditions,

(2)	Reasonable covenant protection, price considered and

(3)	Total return potential substantially above that of a comparable credit.
     In acquiring debt securities and other types of credit instruments for the Fund, the Subadviser generally will look for companies that have adequate resources to continue meeting their coupon payments into the foreseeable future and securities that have reasonable covenants which protect holders of the debt issue from possible adverse future events such as, for example, the addition of new debt senior to the issue under consideration. In selecting equity securities, the Subadviser generally seeks issuing companies that exhibit the following characteristics:
(1)	The sustainability of dividend payments into the foreseeable future.

(2)	A strong financial position, as measured not only by balance sheet data but also by off-balance sheet assets, liabilities and contingencies (as disclosed in footnotes to financial statements and as determined through research of public information);

(3)	Availability of the security at a market price which the Subadviser believes is at a substantial discount to the Subadviser’s estimate of what the issuer would be worth as a private company or as a takeover or merger and acquisition candidate;

(4)	Responsible management and control groups, as gauged by managerial competence as operators and investors as well as by an apparent absence of intent to profit at the expense of stockholders; and

(5)	Availability of comprehensive and meaningful financial and related information. Key disclosures are audited financial statements and information that the Subadviser believes provide reliable benchmarks to aid in understanding the business, its values and its dynamics.
     Third Avenue analyzes companies from the bottom up, reviewing all public documents, speaking with outside consultants and contacts, identifying value and risk drivers and interviewing management before making an investment decision. This approach may provide investment opportunities in various levels of a company’s capital structure, including bank debt, senior bonds, subordinated bonds, preferred stock, and common stock.
     Generally, the Fund will increase its investments in debt securities and other types of credit instruments when Third Avenue anticipates that the return on these securities will exceed the return on equity securities, and vice versa. The Fund may also increase its allocation to debt securities and other types of credit instruments to maintain the Fund’s distributions.
     When Third Avenue believes that a temporary defensive posture is appropriate, or there appears to be a lack of suitable opportunities that meet the Fund’s investment criteria, the Fund may hold most or a portion of its assets in short-term or other sovereign instruments, cash or cash equivalents. This does not constitute a change in the Fund’s investment objective, but could prevent or delay the Fund from achieving its objective. Under normal circumstances, the Subadviser intends for the Fund to be fully invested with a minimal cash position.
Portfolio Composition
     The Fund’s portfolio will be composed principally of the following investments. A more detailed description of the Fund’s investment policies and restrictions and more detailed information about the Fund’s portfolio investments are contained in the Statement of Additional Information (the “SAI”).
     Corporate Bonds. The Fund may invest in corporate bonds. The investment return of corporate bonds reflects interest on the security and changes in the market value of the security. The market value of a corporate bond generally may be expected to rise and fall inversely with interest rates. The market value of a corporate bond also may be affected by the credit rating of the corporation, the corporation’s performance and perceptions of the corporation in the market place. There is a risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by the terms of such corporate bond.
     Below Investment Grade Securities. The Fund will invest in high-yield debt securities, which are securities rated below Baa by Moody’s Investors Service, Inc. (“Moody’s”) and below BBB by Standard & Poor’s Ratings Group (“Standard & Poor’s”) and unrated debt securities and other types of credit instruments of similar credit quality, commonly referred to as “junk bonds.” Such securities are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation. The Fund may invest a substantial amount of its assets in high-yield debt. The ratings of Standard & Poor’s represent its opinions as to the credit quality of the securities it undertakes to rate. It should be emphasized, however, that ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market price risk of these securities. In seeking to achieve its investment objective, the Fund depends on the Subadviser’s credit analysis to identify investment opportunities. For the Fund, credit analysis is not a process of merely measuring the probability of whether a coupon is paid over a long term period, but also measuring how the creditor would fare in a reorganization.
     Subadviser will limit the amount of CCC, below CCC and unrated bonds (as rated by Standard & Poor’s) to no more than 33% of the Fund’s assets.
     Before investing in any high-yield debt or distressed instruments, the Subadviser will evaluate the issuer’s ability to pay interest and principal, as well as the seniority position of such debt in the issuer’s capital structure vis-a-vis any other outstanding debt or potential debts.
     The market price and yield of bonds rated below Baa by Moody’s and below BBB by Standard & Poor’s are more volatile than those of higher rated bonds due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer, general market liquidity, and the risk of an issuer’s inability to meet principal and interest payments. In addition, the secondary market for these bonds is generally less liquid than that for higher rated bonds.
     The market values of these higher-yielding debt securities and other types of credit instruments tend to be more sensitive to economic conditions and individual corporate developments than those of higher rated securities. Companies that issue such securities often are highly leveraged and may not have available to them more traditional methods of financing. Under adverse economic conditions, there is a risk that highly-leveraged issuers may be unable to service their debt obligations or to repay their obligations upon maturity. Under deteriorating economic conditions or rising interest rates, the capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken significantly than that of issuers of higher-rated securities.
     Other Credit Instruments. The Fund may also invest in other credit instruments, including without limitation, Senior Loans, Second Lien Loans or Mezzanine Loans, but does not expect to do so as a principal investment strategy.
     Equity Securities. The Fund may invest in equity securities, including common and preferred stocks, convertible securities, warrants, depository receipts, exchange-traded funds (“ETFs”) and equity interests in real estate investment Funds (“REITs”). Common stock represents an equity ownership interest in a company. The Fund may hold or have exposure to common stocks of issuers of any size, including small and medium capitalization stocks. Because the Fund will ordinarily have substantial exposure to common stocks, historical trends would indicate that the Fund’s portfolio and investment returns will be subject at times, and over time, to higher levels of volatility and market and issuer-specific risk than if it invested exclusively in debt securities and other types of credit instruments. For more information regarding preferred stocks, convertible securities, warrants, depository receipts, ETFs and REITs, see “Additional Investment Information and Restrictions—Equity securities” in the SAI.
     Short-Term Fixed Income Securities; Temporary Defensive Position; Invest-Up Period. During the period in which the net proceeds of this offering of common shares are being invested, during periods in which Third Avenue determines that they are temporarily unable to follow the Fund’s investment strategy or that it is impractical to do so, or pending re-investment of proceeds received in connection with the expiration of a bond or the sale of a security, the Fund may deviate from its investment strategy and invest all or any portion of its assets in cash, cash equivalents or short-term debt instruments. See “Additional Investment Information and Restrictions—Short-term fixed income securities” in the SAI.
     Third Avenue’s determination that they are temporarily unable to follow the Fund’s investment strategy or that it is impractical to do so will generally occur only in situations in which a market disruption event has occurred and where trading in the securities selected through application of the Fund’s investment strategy is extremely limited or absent. In such a case, shares of the Fund may be adversely affected and the Fund may not pursue or achieve its investment objective. Third Avenue currently anticipates that these are the only circumstances in which the Fund will invest in short-term debt securities.
     Non-U.S. Securities. The Fund may invest in debt securities, other types of credit instruments and equity securities of non-U.S. issuers (“Non-U.S. Securities”). Some Non-U.S. Securities may be less liquid and more volatile than securities of comparable U.S. issuers. Similarly, there is less volume and liquidity in most foreign securities markets than in the United States and, at times, greater price volatility than in the United States.
     Because evidences of ownership of such securities usually are held outside the United States, the Fund will be subject to additional risks if it invests in Non-U.S. Securities, which include possible adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions which might adversely affect or restrict the payment of principal and interest on the foreign securities to investors located outside the country of the issuer, whether from currency blockage or otherwise.

Other Investment Techniques
     Strategic Transactions. The Fund may, but is not required to, use various other Strategic Transactions described below for hedging and risk management purposes or to enhance total return. Such Strategic Transactions are generally accepted under modern portfolio management and are regularly used by many mutual funds, closed-end funds and other institutional investors. Although Third Avenue seeks to use Strategic Transactions to further the Fund’s investment objective, no assurance can be given that they will be successful.
     The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures, equity, fixed income and interest rate indices, and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions, such as swaps, caps, floors or collars, and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures or credit transactions and credit default swaps. The Fund also may purchase derivative instruments that combine features of these instruments. Collectively, the above are referred to as “Strategic Transactions.” The Fund generally uses Strategic Transactions as a portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for the Fund’s portfolio, protect the value of the Fund’s portfolio, facilitate the sale of certain securities for investment purposes, manage the effective interest rate exposure of the Fund, protect against changes in currency exchange rates, manage the effective maturity or duration of the Fund’s portfolio or establish positions in the derivatives markets as a substitute for purchasing or selling particular securities. The Fund may use Strategic Transactions to enhance total return, although the Fund will commit variation margin for Strategic Transactions that involve futures contracts in accordance with the rules of the U.S. Commodity Futures Trading Commission.
     Third Avenue may sell call options to the extent market conditions are favorable to such a strategy. The Fund’s use of such option strategies is expected to be opportunistic in nature and the Fund is not required to maintain any particular, or any, percentage of assets in call option premium.
     Strategic Transactions have risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instruments. Furthermore, the ability to successfully use Strategic Transactions depends on Third Avenue’s ability to predict pertinent market movements, which cannot be assured. Thus, the use of Strategic Transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that it might otherwise sell. The use of currency transactions can result in the Fund incurring losses as a result of the imposition of exchange controls, suspension of settlements or the inability of the Fund to deliver or receive a specified currency. Additionally, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Fund for investment purposes. A more complete discussion of Strategic Transactions and their risks is contained in the Fund’s SAI under the heading “Additional Investment Information and Restrictions—Strategic Transactions and Risk Management.”

Illiquid Transactions
     Generally, securities will be purchased or sold by the Fund on national securities exchanges and in the over-the-counter market. From time to time, securities may be purchased or sold in private transactions, including securities that are not publicly traded or that are otherwise illiquid and including transactions directly with the issuer.
Leverage
     The Fund may use leverage to the extent permitted by the 1940 Act. Initially, the Fund expects to obtain leverage through borrowings from certain financial institutions, or reverse repurchase agreements, in an amount equal to approximately 15-25% of the Fund’s Managed Assets immediately after giving effect to the borrowing. In addition, the Fund may leverage through the issuance of preferred shares or other leverage financing. The Fund intends to limit its combined effective leverage ratio at the time of borrowing (measured by the aggregate dollar amount of all leverage facilities to Managed Assets to 33 1/3% of the Fund’s Managed Assets. In addition, the Fund may borrow for temporary, emergency or other purposes as permitted under the 1940 Act. Any such indebtedness would be in addition to the combined effective leverage ratio of 33 1/3% of Managed Assets (at the time of borrowing). The Fund’s leverage strategy may not be successful. By leveraging its investment portfolio, the Fund creates an opportunity for increased net income or capital appreciation. However, the use of leverage also involves risks, which can be significant. These risks include the possibility that the value of the assets acquired with such borrowing decreases although the Fund’s liability is fixed, greater volatility in the Fund’s net asset value and the market price of the Fund’s common shares and higher expenses. Since the Adviser’s fee is based upon a percentage of the Fund’s managed assets, the Adviser’s fee will be higher if the Fund is leveraged and the Adviser will have an incentive to leverage the Fund. The Board of Trustees will monitor this potential conflict. The Adviser intends to leverage the Fund only when it believes that the potential return on the additional investments acquired through the use of leverage is likely to exceed the costs incurred in connection with the offering.
Leverage creates risks which may adversely affect the return for the holders of common shares, including:
•	the likelihood of greater volatility of net asset value and market price of common shares

•	fluctuations in the dividend rates on any preferred shares or in interest rates on borrowings and short-term debt

•	increased operating costs, which may reduce the Fund’s total return to the holders of common shares. The fees and expenses attributed to leverage, including all offering and operating expenses relating to any preferred shares, will be borne by holders of common shares.

•	the potential for a decline in the value of an investment acquired through leverage, while the Fund’s obligations under such leverage remains fixed.
To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Fund’s return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such funds is not sufficient to cover the cost of leverage or if the Fund incurs capital losses, the return of the Fund will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders as dividends and other distributions will be reduced or potentially eliminated. The Adviser may determine to maintain the Fund’s leveraged position if it expects that the long-term benefits to the Fund’s shareholders of maintaining the leveraged position will outweigh the current reduced return. The Fund may be required to maintain minimum average balances in connection with borrowings or to pay a commitment or other fee to maintain a line of credit; either of these requirements will increase the cost of borrowing over the stated interest rate. In addition, capital raised through the issuance of preferred shares or borrowing will be subject to dividend payments or interest costs that may or may not exceed the income and appreciation on the assets purchased. The issuance of additional classes of preferred shares involves offering expenses and other costs, which will be borne by the holders of common shares, and may limit the Fund’s freedom to pay dividends on common shares or to engage in other activities.
     Reverse Repurchase Agreements. The Fund may in the future engage in reverse repurchase agreement transactions to the extent permitted under the 1940 Act, and related guidance of the SEC and its staff. If the Fund uses reverse repurchase agreements, the Fund may earmark or segregate liquid assets equal to repayment obligations under such agreements in accordance with guidance from the SEC and its staff from time to time in effect. Any such use of reverse repurchase agreements would be in addition to the combined effective leverage ratio of 33 1/3% of Managed Assets (at the time of borrowing). The Fund may also use reverse repurchase agreement transactions for temporary or emergency purposes. In a reverse repurchase agreement transaction, the Fund temporarily transfers possession of a portfolio instrument to another party in return for cash. At the same time, the Fund agrees to repurchase the instrument at an agreed upon time and price, which reflects an interest payment. Subsequent to entering into a reverse repurchase agreement transaction, the value of the portfolio securities transferred may substantially exceed the purchase price received by the Fund under the reverse repurchase agreement transaction and, during the life of the reverse repurchase agreement transaction, the Fund may be required to transfer additional securities if the market value of those securities initially transferred declines. In engaging in a reverse repurchase transaction, the Fund may transfer (“sell”) any of its portfolio securities to a broker-dealer, bank or another financial institution counterparty as determined by the Adviser to be appropriate. In accordance with guidance from the SEC and its staff from time to time in effect, the Fund will earmark or segregate liquid assets equal to repayment obligations under the reverse repurchase agreements.
     Preferred Shares. Although the Fund is authorized, under the 1940 Act, to issue preferred shares (assuming no other “senior security” (as such term is defined in the 1940 Act) is issued) in an amount equal to 50% of the value of the Fund’s total assets less liabilities and indebtedness not represented by “senior securities” (as such term is defined in the 1940 Act), the Fund anticipates that under current market conditions it is unlikely to offer preferred shares. Any preferred shares issued by the Fund would have complete priority upon distribution assets over the common shares. The issuance of preferred shares will leverage the common shares. Although the timing and other terms of the offering of preferred shares and the terms of the preferred shares would be determined by the Fund’s board of trustees (the “Board of Trustees”), the Fund expects to invest the proceeds of any preferred shares offering in intermediate and long-term bonds. The preferred shares may pay dividends at a fixed rate or at adjustable rates based on shorter-term interest rates, which would be determined periodically by an auction or remarketing process or formula. The adjustment period for preferred share dividends could be as short as one day or as long as a year or more. So long as the Fund’s portfolio is invested in securities that provide a higher rate of return than the dividend rate of the preferred shares, after taking expenses into consideration, the use of leverage will result in a higher rate of income than if the Fund were not leveraged.
     Under the 1940 Act, the Fund is not permitted to issue preferred shares unless immediately after such issuance the value of the Fund’s total assets, less all liabilities and indebtedness of the Fund not represented by “senior securities” (as such term is defined in the 1940 Act), is at least 200% of the liquidation value of the outstanding preferred shares (assuming no other “senior security” (as such term is defined in the 1940 Act) is issued). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its common shares unless, at the time of such declaration, the value of the Fund’s total assets, less all liabilities and indebtedness of the Fund not represented by “senior securities” (as such term is defined in the 1940 Act), is at least 200% of the liquidation value of the outstanding preferred shares (assuming no other “senior security” (as such term is defined in the 1940 Act) is issued). If preferred shares are issued, the Fund intends, to the extent possible, to purchase or redeem preferred shares from time to time to the extent necessary in order to maintain coverage of any preferred shares of at least 200%. In addition, as a condition to obtaining ratings on the preferred shares, the terms of any preferred shares issued are expected to include asset coverage maintenance provisions which will require a reduction of indebtedness or the redemption of the preferred shares in the event of non-compliance by the Fund and may also prohibit dividends and other distributions on the common shares in such circumstances. In order to meet redemption requirements, the Fund may have to liquidate portfolio securities. Such liquidations and redemptions, or reductions in indebtedness, would cause the Fund to incur related transaction costs and could result in capital losses to the Fund. Prohibitions on dividends and other distributions on the common shares could impair the Fund’s ability to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). If the Fund has preferred shares outstanding, two of the Fund’s Trustees will be elected by the holders of preferred shares voting separately as a class. The remaining Trustees of the Fund will be elected by holders of common shares and preferred shares voting together as a single class. In the event the Fund failed to pay dividends on preferred shares for two years, holders of preferred shares would be entitled to elect a majority of the Trustees of the Fund.
The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more nationally recognized statistical rating organizations which may issue ratings for the preferred shares or short-term debt instruments issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. Certain types of borrowings may result in the Fund being subject to covenants in credit agreements, including those relating to asset coverage, borrowing base and portfolio composition requirements and additional covenants that may affect the Fund’s ability to pay dividends and distributions on common shares in certain instances. The Fund may also be required to pledge its assets to the lenders in connection with certain types of borrowing. The Adviser does not anticipate that these covenants or restrictions will adversely affect its ability to manage the Fund’s portfolio in accordance with the Fund’s investment objectives and principal investment strategies. Due to these covenants or restrictions, the Fund may be forced to liquidate investments at times and at prices that are not favorable to the Fund, or the Fund may be forced to forego investments that the Adviser otherwise views as favorable.
     Leverage Effects. The extent that the Fund employs leverage, if any, will depend on many factors, the most important of which are investment outlook, market conditions and interest rates. Successful use of a leveraging strategy depends on the Adviser’s ability to predict correctly interest rates and market movements. There is no assurance that a leveraging strategy will be successful during any period in which it is employed.
The following table illustrates the hypothetical effect on the return to a holder of the Fund’s common shares of the leverage obtained by borrowing equal to 33% of the Fund’s Managed Assets, assuming hypothetical annual returns of the Fund’s portfolio of minus 10% to plus 10%. As the table shows, leverage generally increases the return to shareholders when portfolio return is positive and greater than the cost of leverage and decreases the return when the portfolio return is negative or less than the cost of leverage. The figures appearing in the table are hypothetical and actual returns may be greater or less than those appearing in the table.

Assumed portfolio return (net of expenses)	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%
Corresponding common share return	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%
Until the Fund borrows, the Fund’s common shares will not be leveraged, and the risks and special considerations related to leverage described in this Prospectus will not apply. Such leveraging of the common shares cannot be fully achieved until the proceeds resulting from the use of leverage have been invested in longer-term debt instruments in accordance with the Fund’s investment objectives and policies.
RISK FACTORS
General risks
No operating history
     The Fund is a closed-end investment company with no history of operations. It is designed for long-term investors and not as a trading vehicle.
Investment and market risk
     An investment in the Common Shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in the Common Shares represents an indirect investment in the securities owned by the Fund, which are generally traded on a securities exchange or in the OTC markets. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. In addition, the strategies employed by the Subadviser to manage market downside protection may not be successful. The Common Shares at any point in time may be worth less than the original investment, even after taking into account any reinvestment of dividends and distributions.
Management risk
     The Fund is subject to management risk because it relies on the Adviser’s oversight and Third Avenue’s ability to pursue the Fund’s investment objective. The Subadviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that they will produce the desired results. The Subadviser’s securities and options selections and other investment decisions, including with respect to managing equity market downside protection, might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. If one or more key individuals leaves the employ of the Subadviser, the Subadviser may not be able to hire qualified replacements, or may require an extended time to do so. This could prevent the Fund from achieving its investment objective.
Changes in United States Law
     Changes in the state and U.S. federal laws applicable to the Fund, including changes to state and U.S. federal tax laws, or applicable to the Adviser, the Subadviser and other securities or instruments in which the Fund may invest, may negatively affect the Fund’s returns to Common Shareholders. The Fund may need to modify its Investment strategy in the future in order to satisfy new regulatory requirements or to compete in a changed business environment.
Market price of shares
     The shares of closed-end management investment companies often trade at a discount from their net asset value, and the Common Shares may likewise trade at a discount from net asset value. The trading price of the

Common Shares may be less than the public offering price. The returns earned by the Fund’s shareholders who sell their Common Shares below net asset value may therefore be reduced.
Distribution risk
     There can be no assurance that monthly distributions paid by the Fund to shareholders will be maintained at initial levels or increase over time. The monthly distributions shareholders are expected to receive from the Fund will be derived from the Fund’s dividends and interest income after payment of Fund expenses. The Fund’s cash available for distribution may vary widely over the short- and long-term.
Tax risk
     To qualify for the special tax treatment available to regulated investment companies, the Fund must: (i) derive at least 90% of its annual gross income from certain kinds of investment income; (ii) meet certain asset diversification requirements at the end of each quarter, and (iii) distribute in each taxable year at least 90% of its net investment income (including net interest income and net short term capital gain). If the Fund failed to meet any of these requirements, subject to the opportunity to cure such failures under applicable provisions of the Code, the Fund would be subject to U.S. federal income tax at regular corporate rates on its taxable income, including its net capital gain, even if such income were distributed to its shareholders. All distributions by the Fund from earnings and profits, including distributions of net capital gain (if any), would be taxable to the shareholders as ordinary income. Such distributions generally would be eligible (i) to be treated as qualified dividend income in the case of individual and other noncorporate shareholders and (ii) for the dividends received deduction in the case of corporate shareholders. In addition, in order to requalify for taxation as a regulated investment company, the Fund might be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. See “U.S. Federal Income Tax Matters.”
     The tax treatment and characterization of the Fund’s distributions may vary significantly from time to time due to the nature of the Fund’s investments. The ultimate tax characterization of the Fund’s distributions in a calendar year may not finally be determined until after the end of that calendar year. The Fund may make distributions during a calendar year that exceed the Fund’s net investment income and net realized capital gains for that year. In such a situation, the amount by which the Fund’s total distributions exceed net investment income and net realized capital gains would generally be treated as a tax-free return of capital up to the amount of the Common Shareholder’s tax basis in his or her Common Shares, with any amounts exceeding such basis treated as gain from the sale of his or her Common Shares. The Fund’s income distributions that qualify for favorable tax treatment may be affected by the Internal Revenue Services’ (“IRS”) interpretations of the Code and future changes in tax laws and regulations. For instance, Congress is considering numerous proposals to decrease the federal budget deficit, some of which include increasing U.S. federal income taxes or decreasing certain favorable tax treatments currently included in the Code. See “U.S. Federal Income Tax Matters.”
     No assurance can be given as to what percentage of the distributions paid on the Common Shares, if any, will consist of tax-advantaged qualified dividend income or long-term capital gains or what the tax rates on various types of income will be in future years. The long-term capital gain tax rate applicable to qualified dividend income is currently 15%, and it is currently scheduled to increase to 20% for tax years beginning after December 31, 2012. The favorable U.S. federal tax treatment of qualified dividend income may be adversely affected, changed or repealed by future changes in tax laws at any time (possibly with retroactive effect), and is currently scheduled to expire for tax years beginning after December 31, 2012. In addition, it may be difficult to obtain information regarding whether distributions by non-U.S. entities in which the Fund invests should be regarded as qualified dividend income. Furthermore, to receive qualified dividend income treatment, the Fund must meet holding period and other requirements with respect to the dividend-paying securities in its portfolio, and the shareholder must meet holding period and other requirements with respect to the Common Shares. Holding periods may be affected by certain of the Fund’s transactions in options and other derivatives. See “U.S. Federal Income Tax Matters.”
Recent events risk
     The debt and equity capital markets in the United States have been negatively impacted by significant write-offs in the financial services sector relating to sub-prime mortgages and the re-pricing of credit risk in the broadly syndicated market, among other things. These events, along with the deterioration of the housing market, the failure of major financial institutions and the resulting U.S. federal government actions have led to a decline in general economic conditions, which have materially and adversely impacted the broader financial and credit markets and have reduced the availability of debt and equity capital for the market as a whole and financial firms in particular. These events have been adversely affecting the willingness of some lenders to extend credit, in general, which may make it more difficult for issuers of debt securities to obtain financings or refinancings for their investment or lending activities or operations. There is a risk that such issuers will be unable to successfully complete such financings or refinancings. In particular, because of the current conditions in the credit markets, issuers of debt securities may be subject to increased cost for debt, tightening underwriting standards and reduced liquidity for loans they make, securities they purchase and securities they issue.
     These events may increase the volatility of the value of securities owned by the Fund and/or result in sudden and significant valuation increases or declines in its portfolio. These events also may make it more difficult for the Fund to accurately value its securities or to sell its securities on a timely basis. A significant decline in the value of the Fund’s portfolio would likely result in a significant decline in the value of your investment in the Fund. Prolonged continuation or further deterioration of current market conditions could adversely impact the Fund’s portfolio.
Market disruption risk
     The wars in Afghanistan, Iraq, Libya and other geopolitical events around the world may adversely affect the performance of U.S. and worldwide financial markets. The Fund cannot predict the effects of significant future events on the U.S. economy and securities markets. Given these risks, an investment in the Common Shares may not be appropriate for all investors. You should carefully consider your ability to assume these risks before making an investment in the Fund.
Natural disasters and adverse weather conditions
     Certain areas of the world historically have been prone to major natural disasters, such as hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, and have been economically sensitive to environmental events. Such disasters, and the resulting damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses in the manner normally conducted. Adverse weather conditions may also have a particularly significant negative affect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.
Portfolio turnover
     The Fund may engage in short-term trading strategies, and securities may be sold without regard to the length of time held when, in the opinion of Third Avenue, investment considerations warrant such action. [The certain strategies followed by the Subadviser may lead to higher levels of portfolio turnover to the extent that the Fund is required to sell portfolio securities to meet its obligations as the seller of index options contracts.] These policies may have the effect of increasing the annual rate of portfolio turnover of the Fund. Higher rates of portfolio turnover would likely result in higher brokerage commissions and may generate short-term capital gains taxable as ordinary income, which may have a negative impact on the Fund’s performance over time.
Defensive positions
     During periods of adverse market or economic conditions, the Fund may temporarily invest all or a substantial portion of its total assets in cash or cash equivalents. The Fund will not be pursuing its investment objective in these circumstances and could miss favorable market developments.
Anti-takeover provisions
     The Fund’s Agreement and Declaration of Trust includes provisions that could limit the ability of other persons or entities to acquire control of the Fund or to change the composition of its Board. These provisions may deprive shareholders of opportunities to sell their Common Shares at a premium over the then current market price of the Common Shares.
     Given the risks described above, an investment in the Common Shares may not be appropriate for all investors. You should carefully consider your ability to assume these risks before making an investment in the Fund.
Strategic transactions risk
     The Fund may engage in various other portfolio strategies, including exchange-listed and over-the-counter put and call options on securities, financial futures, equity, fixed income and interest rate indices, and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions, such as swaps, caps, floors or collars, and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures or credit transactions and credit default swaps, for hedging and risk management purposes and to enhance total return. The Fund also may purchase derivative instruments that combine features of these instruments. Collectively, the above are referred to as Strategic Transactions. The use of Strategic Transactions to enhance total return may be particularly speculative. Strategic Transactions involve risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction and illiquidity of the derivative instruments. Furthermore, the Fund’s ability to successfully use Strategic Transactions depends on Third Avenue’s ability to predict pertinent market movements, which cannot be assured. The use of Strategic Transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that it might otherwise sell. Additionally, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Fund for investment purposes.
     Investing in Strategic Transactions involves investments in derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and, in a down market, could become harder to value or sell at a fair price. The Fund also will be subject to credit risk with respect to the counterparties to any OTC derivatives contracts purchased by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances. The specific risks applicable to the derivatives in which the Fund may invest are described below:
•	Futures contracts. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions) and risk of disproportionate loss are the principal risks of engaging in transactions involving futures contracts.

•	Exchange-traded options. Liquidity risk (i.e., the inability to enter into closing transactions) and risk of disproportionate loss are the principal risks of engaging in transactions involving exchange-traded options.

•	Over-the-counter options. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions) and risk of disproportionate loss are the principal risks of engaging in transactions involving over-the-counter options.

•	Credit default swaps. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), interest rate risk, risk of default of the underlying reference obligation and risk of disproportionate loss are the principal risks of engaging in transactions involving credit default swaps.

•	Interest rate swaps. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), interest rate risk and risk of disproportionate loss are the principal risks of engaging in transactions involving interest rate swaps.

•	Total return swaps. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), interest rate risk and risk of disproportionate loss are the principal risks of engaging in transactions involving total return swaps.

•	Foreign Currency Forwards. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), foreign currency risk and risk of disproportionate loss are the principal risks of engaging in transactions involving foreign currency forward contracts.
Derivatives regulation risk
     The Dodd-Frank Act will impose comprehensive regulation on certain OTC derivatives, including certain types of options and other derivatives transactions in which the Fund may seek to engage. The Dodd-Frank Act, many provisions of which will begin to take effect in July 2011, will require central clearing and exchange-style trade execution for many swap, option and other derivatives transactions that are currently traded in the OTC derivatives markets. The SEC and the Commodity Futures Trading Commission have each proposed regulations which are expected to impact the derivatives markets, may impact the ability of registered investment management companies to utilize derivatives and could have broad-reaching market consequences.
     If such regulation occurs, it could have an adverse effect on the Fund’s ability to engage in the strategies described in this Prospectus, increase the costs of such activities, and/or otherwise reduce the effectiveness of the Fund’s investment strategies. In addition, the increased regulation of derivatives trading imposed by the Act may impose additional regulatory burdens that could increase the costs and reduce the benefits of the Fund’s trading in derivatives.

Potential conflict of interest risk
     Individual investment professionals at Third Avenue manage multiple accounts for multiple clients. These accounts may include mutual funds, sub-advised fund, separate accounts (assets managed on behalf of institutions, such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. The Fund’s Investment Personnel generally manage accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the Fund. Investment Personnel make investment decisions for each account, including the Fund, based on the investment objectives, policies, practices, benchmarks, cash flows and other relevant investment considerations applicable to that account. Consequently, Investment Personnel may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the Fund and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the Fund.
     Investment Personnel or other investment professionals at Third Avenue may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely impact the Fund depending on market conditions. For example, Investment Personnel may purchase a security in one account while appropriately selling that same security in another account. Similarly, Investment Personnel may purchase the same security for the Fund and one or more other accounts at or about the same time. In those instances the other accounts will have access to their respective holdings prior to the public disclosure of the Fund’s holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Third Avenue receives for managing the Fund. Some Investment Personnel are eligible to receive incentive payments from Third Avenue. Because incentive payments paid by Third Avenue to Investment Personnel are tied to revenues earned by Third Avenue and, generally, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by a given Investment Professional, including the Fund. Finally, Investment Personnel may hold shares or investments in the other pooled investment vehicles and/or other accounts. See “Investment Advisory and Other Services—Conflicts of Interest” in the SAI.
Specific Strategy risks
High-Yield and Distressed Risk
     The Fund’s investments in high-yield and distressed securities may expose the Fund to greater risks than if the Fund only owned higher-grade securities. The value of high-yield, lower quality securities is affected by the creditworthiness of the issuers of the securities and by general economic and specific industry conditions. Issuers of high-yield securities are generally not as strong financially as those with higher credit ratings, so the securities are usually considered speculative investments. These issuers are more vulnerable to financial setbacks and recession than are more creditworthy issuers, which may impair their ability to make interest and principal payments. The Fund may also invest in distressed securities, which the Adviser considers to be issued by companies that are, or might be, involved in reorganizations or financial restructurings, either out of court or in bankruptcy. The Fund’s investments in distressed securities typically may involve the purchase of high-yield bonds, bank debt or other indebtedness of such companies.

Insolvency and Bankruptcy risk
     The Fund’s investments in obligations of stressed, distressed and bankrupt issuers, including debt obligations that are in default, generally trade significantly below par and are considered speculative. The repayment of defaulted obligations is subject to significant uncertainties. Defaulted obligations might be repaid only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments. Typically such workout or bankruptcy proceedings result in only partial recovery of cash payments or an exchange of the defaulted obligation for other debt or equity securities of the issuer or its affiliates, which may in turn be illiquid or speculative. There is even a potential risk of loss by the Fund of its entire investment in such securities. There are a number of significant risks inherent in the bankruptcy process. A bankruptcy filing by an issuer may adversely and permanently affect the market position and operations of the issuer. Many factors of the bankruptcy process, including court decisions, the size and priority of other claims, and the duration and costs of the bankruptcy process, are beyond the control of the Fund and can adversely affect the Fund’s return on investment. For example, a court could invalidate or subordinate a debt obligation of, or reclaim amounts paid by a debtor to, the Fund. To the extent that any such payments are recaptured from the Fund the resulting loss will be borne by the Fund and its investors. The Adviser, on behalf of the Fund, may also participate on committees formed by creditors to negotiate with debtors with respect to restructuring issues. There can be no assurance that the Adviser’s participation would yield favorable results for the Fund, and such participation may subject the Fund to additional duties, liabilities and trading restrictions in a particular investment.
Credit Risk
     Credit risk is the risk that one or more debt securities and other types of credit instruments in the Fund’s portfolio will decline in price, or fail to pay interest or principal when due, because the issuer of the security experiences a decline in its financial status. While a senior position in the capital structure of a borrower may provide some protection with respect to the Fund’s investments in Senior Loans, losses may still occur. To the extent the Fund invests in below investment grade debt securities and other types of credit instruments, it will be exposed to a greater amount of credit risk than if it invests solely in investment grade debt securities and other types of credit instruments. The prices of lower grade securities are more sensitive to negative developments, such as a decline in the issuer’s revenues or a general economic downturn, than are the prices of higher grade securities. Securities of below investment grade quality are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal when due and therefore involve a greater risk of default. In addition, the Fund’s use of certain credit derivatives will expose it to additional risk in the event that the bonds underlying the derivatives have diminished credit quality or are in default.
Senior Loans Risk
     Senior Loans hold the most senior position in the capital structure of a business entity, are typically secured with specific collateral and have a claim on the assets and/or stock of the borrower that is senior to that held by unsecured and/or subordinated debt holders and stockholders of the borrower. Because most borrowers of Senior Loans are below investment grade, the risks associated with Senior Loans are similar to the risks of below investment grade securities, although Senior Loans are typically senior and secured in contrast to below investment grade securities, which are often subordinated and unsecured. See “Risk Factors—Below Investment Grade Securities Risk.” Senior Loans’ higher standing has historically resulted in generally higher recoveries in the event of a corporate reorganization. In addition, because their interest rates are typically adjusted for changes in short-term interest rates, Senior Loans generally have less interest rate risk than below investment grade securities, which are typically fixed rate.

     The Fund will typically invest in Senior Loans rated below investment grade, which are considered speculative because of the credit risk of their issuers. Such companies are more likely to default on their payments of interest and principal owed to the Fund, and such defaults could reduce the Fund’s net asset value and income distributions. An economic downturn generally leads to a higher non-payment rate, and a Senior Loan may lose significant value before a default occurs. Moreover, any specific collateral used to secure a Senior Loan may decline in value or become illiquid, which would adversely affect the Senior Loan’s value.
     Although Senior Loans in which the Fund will invest generally will be secured by specific collateral, there can be no assurance that liquidation of such collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal, or that such collateral could be readily liquidated. In the event of the bankruptcy of a borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a Senior Loan. If the terms of a Senior Loan do not require the borrower to pledge additional collateral in the event of a decline in the value of the already pledged collateral, the Fund will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the borrower’s obligations under the Senior Loans. To the extent that a Senior Loan is collateralized by stock in the borrower or its subsidiaries, such stock may lose all of its value in the event of the bankruptcy of the borrower. Uncollateralized (i.e., non-secured) Senior Loans involve a greater risk of loss.
Second Lien Loans Risk
     Second Lien Loans generally are subject to similar risks as those associated with investments in Senior Loans. Because Second Lien Loans are subordinated to Senior Loans and thus lower in priority of payment, they are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after meeting the senior secured obligations of the borrower. Second Lien Loans are expected to have greater price volatility than Senior Loans and may be less liquid. There is also a possibility that originators will not be able to sell participations in Second Lien Loans, which would create greater credit risk exposure for the holders of such loans. Second Lien Loans share the same risks of other below investment grade securities.
Mezzanine Securities Risk
     Mezzanine securities generally are rated below investment grade and frequently are unrated and present many of the same risks as Senior Loans, Second Lien Loans and below investment grade securities. However, unlike Senior Loans and Second Lien Loans, mezzanine securities are not a senior or secondary secured obligation of the related borrower. Mezzanine securities also may often be unsecured. Mezzanine securities therefore are subject to the additional risk that the cash flow of the related borrower and the property securing the loan may be insufficient to repay the scheduled after giving effect to any senior obligations of the related borrower. Mezzanine securities are also expected to be a highly illiquid investment. Mezzanine securities will be subject to certain additional risks to the extent that such securities may not be protected by financial covenants or limitations upon additional indebtedness. Investment in mezzanine securities is a highly specialized practice that depends more heavily on independent credit analysis than investments in most other types of debt obligations.

Prepayment Risk
     During periods of declining interest rates, borrowers issuing securities that contain a prepayment option may exercise their option to prepay principal earlier than scheduled. For fixed rate securities, such payments often occur during periods of declining interest rates, forcing the Fund to reinvest in lower yielding securities, resulting in a possible decline in the Fund’s income and distributions to shareholders. This is known as prepayment or “call” risk. Below investment grade securities frequently have call features that allow the issuer to redeem the security at dates prior to its stated maturity at a specified price (typically greater than par) only if certain prescribed conditions are met (“call protection”). An issuer may redeem a below investment grade security if, for example, the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer. Senior Loans typically do not have call protection. However, many debt instruments subject to prepayment have make-whole provisions, the purpose of which is to compensate the creditor for reinvestment risk in the event interest rates have declined. For premium bonds (bonds acquired at prices that exceed their par or principal value) purchased by the Fund, prepayment risk may be enhanced.
Interest Rate Risk
     The value of certain debt securities and other types of credit instruments in the Fund’s portfolio could be affected by interest rate fluctuations. When interest rates decline, the value of fixed rate securities can be expected to rise. Conversely, when interest rates rise, the value of fixed rate securities can be expected to decline. Although changes in prevailing interest rates can be expected to cause some fluctuations in the value of floating rate securities (due to the fact that rates only reset periodically), the values of these securities are substantially less sensitive to changes in market interest rates than fixed rate instruments. Fluctuations in the value of the Fund’s securities will not affect interest income on existing securities, but will be reflected in the Fund’s net asset value. The Fund may utilize certain strategies, including taking positions in futures or interest rate swaps, for the purpose of reducing the interest rate sensitivity of the portfolio and decreasing the Fund’s exposure to interest rate risk, although there is no assurance that it will do so or that such strategies will be successful.
Preferred Securities Risk
     There are special risks associated with investing in preferred securities, including:
     Deferral. Preferred securities may include provisions that permit the issuer, at its discretion, to defer distributions for a stated period without any adverse consequences to the issuer. If the Fund owns a preferred security that is deferring its distributions, the Fund may be required to report income for tax purposes although it has not yet received such income.
     Subordination. Preferred securities are subordinated to bonds and other debt instruments in a company’s capital structure in terms of having priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments.
     Liquidity. Preferred securities may be substantially less liquid than many other securities, such as common stocks or U.S. Government securities.
     Limited Voting Rights. Generally, preferred security holders have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of directors to the issuer’s board. Generally, once all the arrearages have been paid, the preferred security holders no longer have voting rights.
     Special Redemption Rights. In certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date. For instance, for certain types of preferred securities, a redemption may be triggered by certain changes in federal income tax or securities laws. As with call provisions, a special redemption by the issuer may negatively impact the return of the security held by the Fund.
     New Types of Securities. From time to time, preferred securities, including hybrid-preferred securities, have been, and may in the future be, offered having features other than those described herein. The Fund reserves the right to invest in these securities if the Adviser believes that doing so would be consistent with the Fund’s investment objective and policies. Since the market for these instruments would be new, the Fund may have difficulty disposing of them at a suitable price and time. In addition to limited liquidity, these instruments may present other risks, such as high price volatility.
Equity Securities Risk
     The Fund may invest in equity securities, including common stocks, convertible securities, warrants and depositary receipts. Although common stocks have historically generated higher average total returns than debt securities and other types of credit instruments over the long-term, common stocks also have experienced significantly more volatility in those returns and in certain periods have significantly under-performed relative to debt securities and other types of credit instruments. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund. Also, the price of common stocks is sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which the Fund has exposure. Common stock prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.
Value Investing Risk
     The Fund may invest substantially in stocks that the Subadviser believes are undervalued or inexpensive relative to other investments. These types of securities may present risks in addition to the general risks associated with investing in common and preferred stocks. These securities generally are selected on the basis of an issuer’s fundamentals relative to current market price. Such securities are subject to the risk of misestimation of certain fundamental factors. In addition, during certain time periods, market dynamics may favor “growth” stocks of issuers that do not display strong fundamentals relative to market price based upon positive price momentum and other factors. Disciplined adherence to a “value” investment mandate during such periods can result in significant underperformance relative to overall market indices and other managed investment vehicles that pursue growth style investments and/or flexible equity style mandates.

Small-Cap and Mid-Cap Risk
     The Fund may invest from time to time in smaller and midsize companies and the securities of such issuers tend to be more volatile and less liquid than those of larger companies. The markets for these securities are also less liquid than those for larger companies. This can adversely affect the prices at which the Fund can purchase and sell these securities, and thus the value of the Funds’ shares.
Foreign Securities and Emerging Markets Risk
     Foreign securities from a particular country or region may be subject to currency fluctuations and controls or adverse political, social, economic or other developments that are unique to that particular country or region. Therefore, the prices of foreign securities in particular countries or regions may, at times, move in a different direction from those of U.S. securities. Foreign capital markets may exhibit more volatility than those in the U.S., and the securities markets of emerging market countries can be extremely volatile. Emerging market countries can generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries.
Foreign Currency Risk
     Because the Fund may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may affect the value of securities in the Fund and the unrealized appreciation or depreciation of investments. Currencies of certain countries may be volatile and therefore may affect the value of securities denominated in such currencies, which means that the Fund’s net asset value could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. The Fund may, but is not required to, seek to protect itself from changes in currency exchange rates through hedging transactions depending on market conditions, although there is no guarantee that such hedging transactions will be successful. See “Risk Factors-Strategic Transactions Risk”. In addition, certain countries, particularly emerging market countries, may impose foreign currency exchange controls or other restrictions on the repatriation, transferability or convertibility of currency.
Inflation Risk
     Inflation risk is the risk that the value of assets or income from investment will be worth less in the future, as inflation decreases the value of money. As inflation increases, the real value of the common shares and distributions on those shares can decline. In addition, during any periods of rising inflation, interest rates on any borrowings by the Fund may increase, which would tend to further reduce returns to the holders of common shares.
Financial Leverage Risks
     The Fund anticipates using leverage through borrowings from certain financial institutions, or reverse repurchase agreements, in an aggregate amount of approximately 15% to 25% of its Managed Assets in order to buy additional securities. In addition, the Fund may leverage through the issuance of preferred shares or other leverage financing. The use of leverage through borrowing of money or the issuance of preferred shares to purchase additional securities creates an opportunity for increased common share net investment income dividends, but also creates risks for the holders of common shares. Leverage is a speculative technique that may expose the Fund to greater risk and increased costs. Increases and decreases in the value of the Fund’s portfolio will be magnified if the Fund uses leverage. As a result, leverage may cause greater changes in the Fund’s net asset value. The Fund will also have to pay interest and dividends on its borrowings, which may reduce the Fund’s return. This interest expense may be greater than the Fund’s return on the underlying investment. The Fund’s leveraging strategy may not be successful.
     We anticipate that if leverage is used in the future, that the money borrowed for investment purposes will pay interest or dividends based on shorter-term interest rates that would be periodically reset. The Fund intends to invest the proceeds of the money borrowed for investment purposes in intermediate and long-term, typically fixed rate, bonds. So long as the Fund’s portfolio provides a higher rate of return, net of expenses, than interest and dividend rates on borrowed money, as reset periodically, the leverage would cause the holders of common shares to receive a higher current rate of return than if the Fund were not leveraged. If, however, long- and/or short-term rates rise, the interest and dividend rates on borrowed money could exceed the rate of return on bonds held by the Fund, reducing return to the holders of common shares. Recent developments in the credit markets may adversely affect the ability of the Fund to borrow for investment purposes and may increase the costs of such borrowings, which would reduce returns to the holders of common shares.
     There is no assurance that, if used, a leveraging strategy will be successful. Leverage involves risks and special considerations for common shareholders, including:
*	The likelihood of greater volatility of net asset value, market price and dividend rate of the common shares than a comparable portfolio without leverage;

*	The risk that fluctuations in interest rates on borrowings and short-term debt or in the interest or dividend rates on any leverage that the Fund must pay will reduce the return to the common shareholders;

*	The effect of leverage in a declining market, which is likely to cause a greater decline in the net asset value of the common shares than if the Fund were not leveraged, may result in a greater decline in the market price of the common shares;

*	When the Fund uses financial leverage, the investment advisory fees payable to Third Avenue will be higher than if the Fund did not use leverage, including in periods where the Fund is losing money; and

*	Leverage increases operating costs, which may reduce total return.
     Certain types of borrowings and issuances of preferred stock by the Fund may result in the Fund being subject to covenants in credit agreements relating to asset coverage and Fund composition requirements. The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for the short-term corporate debt securities and other types of credit instruments or preferred shares issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. Third Avenue does not believe that these covenants or guidelines will impede them from managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies.

Reverse Repurchase Agreement Risks
     Reverse repurchase agreement transactions involve the risk that the market value of the securities that the Fund is obligated to repurchase under such agreements may decline below the repurchase price. Any fluctuations in the market value of either the securities transferred to the other party or the securities in which the proceeds may be invested would affect the market value of the Fund’s assets, thereby potentially increasing fluctuations in the market value of the Fund’s assets. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of proceeds received under the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. In addition, reverse repurchase agreement transactions are techniques involving leverage, and accordingly, segregation requirements apply. To the extent that the amount of cash and liquid securities required to be segregated increases, the Fund may be required to sell portfolio securities at prices that may be disadvantageous to the Fund.
Liquidity Risk
     The Fund may invest without limitation in illiquid securities. Liquidity risk exists when particular investments are difficult to sell. The Fund may not be able to sell these investments at the best prices or at the value the Fund places on them. Investments in private debt instruments, restricted securities, and securities having substantial market and/or credit risk may involve greater liquidity risk.
How the Fund Manages Risks
Management of Investment Portfolio and Capital Structure to Limit Leverage Risk
     The Fund may take certain actions if short-term interest rates increase or market conditions otherwise change (or the Fund anticipates such an increase or change) and the Fund’s leverage begins (or is expected) to adversely affect returns to common shareholders. In order to attempt to offset such a negative impact of leverage on common shareholders, the Fund may shorten the average maturity of its investment portfolio (by investing in shorter-term securities) or may reduce its indebtedness or preferred shares or extend the dividend measurement periods on its preferred shares or unwind other leverage transactions. As explained above under “Risk Factors—Financial Leverage Risks,” the success of any such attempt to limit leverage risk depends on Third Avenue’s ability to accurately predict interest rate or other market changes. Because of the difficulty of making such predictions, the Fund may decide not to attempt to manage its capital structure in the manner described in this paragraph. If market conditions suggest that additional leverage would be beneficial, the Fund may incur additional indebtedness or sell additional preferred shares.
Strategic Transactions
     The Fund may use certain Strategic Transactions designed to limit the risk of price fluctuations and to preserve capital. These strategies include using swaps, financial futures contracts, options on financial futures or options based on either an index of long-term securities or on taxable debt securities and other types of credit instruments whose prices, in the opinion of the Adviser, correlate with the prices of the Fund’s investments.

MANAGEMENT OF THE FUND
Trustees and Officers
     The overall management of the Fund, including supervision of the duties performed by the Adviser and Third Avenue, is the responsibility of the Board, under the law of The Commonwealth of Massachusetts and the 1940 Act. The Board is responsible for the Fund’s overall management, including adopting the investment and other policies of the Fund, electing and replacing officers and selecting and supervising the Fund’s Adviser and Subadviser. The names and business addresses of the trustees and officers of the Fund and their principal occupations and other affiliations during the past five years, as well as a description of committees of the Board, are set forth under “Trustees and Officers” in the SAI.
The Adviser
     John Hancock Advisers, LLC is the Fund’s investment adviser and administrator and is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The Adviser is a wholly-owned subsidiary of John Hancock Life Insurance Company (U.S.A.), a subsidiary of Manulife Financial Corporation (“Manulife Financial” or “MFC”). John Hancock Life Insurance Company (U.S.A.) and its subsidiaries (“John Hancock”) today offer a broad range of financial products and services, including whole, term, variable and universal life insurance, as well as college savings products, mutual funds, fixed and variable annuities, long-term care insurance and various forms of business insurance.
     Manulife Financial is a leading Canadian-based financial services group serving millions of customers in 22 countries and territories worldwide. Operating as Manulife Financial in Canada and Asia, and primarily through John Hancock in the United States, the company offers clients a diverse range of financial protection products and wealth management services through its extensive network of employees, agents and distribution partners. Funds under management by Manulife Financial and its subsidiaries were Cdn$___ billion (U.S.$___ billion) as of [_______________], 2011.
     Manulife Financial trades as “MFC” on the Toronto Stock Exchange, the NYSE and the Pacific Stock Exchange and under “945” on the Stock Exchange of Hong Kong. Information regarding Manulife Financial can be found at www.manulife.com.
     JHA provides office space to the Fund and administrative and clerical services relating to the Fund’s books and records and preparation of reports. As of [______________], 2011, the Adviser and its affiliates managed approximately $___ billion in assets. The Adviser has been managing closed-end funds since 1971.
     Advisory Agreement. Under the general supervision of the Board, the Adviser administers the business and affairs of the Fund. The Adviser also selects (subject to approval of the Board), contracts with and compensates Third Avenue to manage the investment and reinvestment of the assets of the Fund. The Adviser does not itself manage the Fund’s portfolio assets but has ultimate responsibility to oversee Third Avenue. In this connection, the Adviser monitors Third Avenue’s management of the Fund’s investment operations in accordance with the investment objective and related policies of the Fund, reviews Third Avenue’s performance and reports periodically on such performance to the Board.
     In return for these services, the Fund has agreed to pay the Adviser as compensation under the Advisory Agreement an annual fee in the amount of [_____]% of the Managed Assets of the Fund. The Adviser will not be liable to the Fund except for willful misfeasance, bad faith, gross negligence or reckless disregard of its duties and obligations. For purposes of the Advisory Agreement and the Subadvisory Agreement, gross assets of the Fund means total assets of the Fund (including any assets attributable to any leverage that may be outstanding) minus the sum of accrued liabilities (other than liabilities representing financial leverage).

     The Advisory Agreement has an initial term of two years, and may continue thereafter so long as such continuance is specifically approved at least annually by a majority of the Board and a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Fund (the “Independent Trustees”). The Fund or the Adviser may terminate the Advisory Agreement at any time without penalty on 60 days’ written notice to the other party. Material amendments to the Advisory Agreement require shareholder approval.
     Service Agreement. The Fund operates under a Service Agreement with JHA, under which JHA provides “Non-Advisory Services” that include, but are not limited to, legal, tax, accounting, valuation, financial reporting and performance, compliance, service provider oversight, portfolio and cash management, SEC filings, graphic design and other services that are not investment advisory in nature. JHA is reimbursed for its costs in providing Non-Advisory Services to the Fund under the Service Agreement.
     JHA is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the Service Agreement relates, except losses resulting from willful misfeasance, bad faith or negligence by JHA in the performance of its duties or from reckless disregard by JHA of its obligations under the Service Agreement.
     The Service Agreement will continue thereafter so long as such continuance is specifically approved at least annually by a majority of the Board and a majority of the Independent Trustees. The Fund or JHA may terminate the Service Agreement at any time without penalty on 60 days’ written notice to the other party. The Service Agreement may be amended by mutual written agreement of the parties, without obtaining shareholder approval.
The Subadviser
     Third Avenue Management LLC is the subadviser for the Fund. The Subadviser manages the Fund’s investments, subject to the authority of the Adviser and the Board of Trustees of the Fund. As of June 30, 2011, Third Avenue had approximately $15.3 billion in assets under management. The Subadviser or its predecessor has been an investment adviser for mutual funds since its organization in 1986.
     The Fund has an affiliated broker-dealer, M.J. Whitman LLC. Affiliated Managers Group, Inc. owns an indirect majority equity interest in the Adviser and M.J. Whitman LLC.
     A discussion regarding the basis for the Board approval of the Advisory Agreement, the Service Agreement and the Subadvisory Agreement will be available in the Fund’s annual report for the period ended [_______________].
     The Fund, the Adviser and Third Avenue have adopted codes of ethics relating to personal securities transactions (the “Codes of Ethics”). The Codes of Ethics permit the Adviser and Third Avenue personnel to invest in securities (including securities that may be purchased or held by the Fund) for their own accounts, subject to certain pre-clearance, reporting and other restrictions and procedures contained in the Codes of Ethics.
Portfolio Managers
Third Avenue
     Third Avenue will be responsible for the day-to-day management of the Fund’s portfolio investments. The Fund is managed by a team of portfolio managers at Third Avenue which is led by:

     Michael Lehmann. Portfolio Manager of Third Avenue, has served as Portfolio Manager of the Fund since its inception. Mr. Lehmann joined Third Avenue as an investment professional in 1998. He manages concentrated portfolios comprised of what he believes are among the best stocks from Third Avenue’s value equity, small-cap, real estate and international strategies.
     Thomas Lapointe. Portfolio Manager of Third Avenue , has served as Portfolio Manager of the Fund since its inception. Mr. Lapointe joined the firm in 2009 and has been an investment professional for over 19 years. Mr. Lapointe is also Portfolio Manager for the Third Avenue Focused Credit Fund.
     Mr. Lehmann and Mr. Lapointe are responsible for selecting the underlying strategies to be included in the Fund’s portfolio. They are also responsible for risk management with respect to all strategies.
Additional Information Regarding Portfolio Managers
     The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.
Custodian and Transfer Agent
     State Street Bank and Trust Company, Lafayette Corporate Center, Two Avenue de Lafayette, Boston, MA 02111, is the custodian of the Fund, holds the Fund’s assets, settles all portfolio trades and collects most of the valuation data required for calculating the Fund’s net asset value.
     Mellon Investor Services, 480 Washington Boulevard, Jersey City, New Jersey, 07310, is the transfer agent and dividend disbursing agent of the Fund.
DETERMINATION OF NET ASSET VALUE
     The Fund’s net asset value per Common Share (the “NAV”) is calculated by dividing the value of the Fund’s net assets attributable to Common Shares by the number of outstanding Common Shares. The NAV is determined each day the NYSE is open as of the close of regular trading (normally, 4:00 p.m., Eastern time). In computing the NAV, portfolio securities of the Fund are valued at their current market values determined on the basis of market quotations. If market quotations are not readily available, securities are valued at fair value as determined by the Board. Fair valuation involves subjective judgments, and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.
     The Fund may use one or more third-party pricing services to assist it in determining the market value of securities in the Fund’s portfolio. State Street Bank and Trust Company calculates the NAV by dividing the value of the Fund’s total assets (the value of the securities the Fund holds plus cash or other assets, including interest accrued but not yet received), less accrued expenses of the Fund, less the Fund’s other liabilities (including dividends payable and any borrowings) by the total number of Common Shares outstanding.
     On any day an international market is closed and the NYSE is open, any foreign securities will be valued at the prior day’s close with the current day’s exchange rate. Trading of foreign securities may take place on Saturdays and U.S. business holidays on which the NAV is not calculated. Consequently, the Fund’s portfolio securities may trade and the NAV may be significantly affected on days when the Fund and the NYSE are not open for business. As a result, the NAV may change at times when it is not possible to purchase or sell shares of the Fund.

     For purposes of calculating the NAV, investment transactions are accounted for on a “trade date plus one basis” (i.e., the business day following the trade date). However, for financial reporting purposes, investment transactions are reported on the trade date.
     Portfolio securities are valued by various methods, which are generally described below. The Fund’s portfolio securities also may be fair valued by the Fund’s pricing committee in certain instances.
     Most equity securities that are traded on stock exchanges (including securities traded in both the OTC market and on an exchange) are valued at the last sales prices as of the close of the exchange in the principal market on which the security trades, or, lacking any sales, at the closing bid prices. Certain exceptions exist. For example, securities traded on the London Stock Exchange and NASDAQ are valued at the official closing price.
     Securities traded only in the OTC market are generally valued at the last bid prices quoted by brokers that make markets in the securities at the close of regular trading on the NYSE.
     Debt securities for which market quotations are readily available may be valued at market value determined by the security’s most recent bid price (sales price if the principal market is an exchange) in the principal market in which it is normally traded, as furnished by recognized dealers in such securities. Debt securities (other than certain short term debt securities that are valued at amortized cost) and convertible securities also may be valued on the basis of information furnished by a pricing service. A number of pricing services are available and the Fund may use various pricing services or discontinue the use of any pricing service.
     Certain short-term debt instruments will be valued on an amortized cost basis. Under this method of valuation, the instrument is initially valued at cost. For securities purchased at a discount or premium, the Fund assumes a constant proportionate amortization in value until maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. While the amortized cost method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price that would be received upon sale of the instrument.
     Shares of open-end investment companies are valued based on the NAV of those investment companies.
     The value of securities denominated in foreign currencies is converted into U.S. dollars at the prevailing exchange rate at the close of the NYSE.
     Exchange-traded options are valued at sale prices, if available, and at the mean of the bid and ask prices if a sale price is unavailable.
     Futures contracts are valued at the most recent settlement price.
     A non-negotiable security not treated as an illiquid security because it may be redeemed by the issuer, subject to a penalty for early redemption, shall be assigned a value that takes into account the reduced amount that would be received if it were liquidated at the time of valuation.
DISTRIBUTION POLICY
     The Fund intends to distribute to Common Shareholders all or a portion of its investment company taxable income monthly and net capital gains, if any, at least annually. The Fund expects its initial distribution will be declared approximately [45 days], and paid approximately [60 days] after the completion of this offering. At times, in order to maintain a stable level of distributions, the Fund may pay out less than all of its investment income or pay out accumulated undistributed income in addition to current net investment income. Dividend and capital gains distributions generally are used to purchase additional common shares of the Fund. However, an investor can choose to receive distributions in cash. Dividend and capital gain distributions generally are taxable to shareholders whether they are reinvested in shares of the Fund or received in cash. Since not all investors can participate in the Automatic Dividend Reinvestment Plan (the “Plan”), you should contact your broker or nominee to confirm that you are eligible to participate in the Plan.
     The 1940 Act currently limits the number of times the Fund may distribute long-term capital gains in any tax year, which may increase the variability of the Fund’s distributions and result in certain distributions being comprised more heavily of long-term capital gains eligible for favorable income tax rates. In the future, the Adviser may seek Board approval to implement a managed distribution plan for the Fund. The managed distribution plan would be implemented pursuant to an exemptive order from the SEC granting it an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder to permit the Fund to include long-term capital gains as a part of its regular distributions to Common Shareholders more frequently than would otherwise be permitted by the 1940 Act (generally once or twice per year). If the Fund implements a managed distribution plan, it would do so without a vote of the Common Shareholders.
     Expenses of the Fund will be accrued each day. To the extent that the Fund’s net investment income for any year exceeds the total monthly distributions paid during the year, the Fund will make a special distribution at or near year-end of such excess amount as may be required. Over time, all of the Fund’s investment company taxable income will be distributed.
     At least annually, the Fund intends to distribute any net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) or, alternatively, to retain all or a portion of the year’s net capital gain and pay federal income tax on the retained gain. As provided under federal tax law, Common Shareholders of record as of the end of the Fund’s taxable year will include their attributable share of the retained gain in their income for the year as a long-term capital gain, and will be entitled to a tax credit or refund for the tax deemed paid on their behalf by the Fund. The Fund may treat the cash value of tax credit and refund amounts in connection with retained capital gains as a substitute for equivalent cash distributions.
     The tax treatment and characterization of the Fund’s distributions may vary substantially from time to time because of the varied nature of the Fund’s investments. If the Fund’s total monthly distributions in any year exceed the amount of its net investment taxable income for the year, any such excess would be characterized as a return of capital for federal income tax purposes to the extent not designated as a capital gain dividend. Under the 1940 Act, for any distribution that includes amounts from sources other than net income (calculated on a book basis), the Fund is required to provide Common Shareholders a written statement regarding the components of such distribution. Such a statement will be provided at the time of any distribution believed to include any such amounts. A return of capital is a distribution to Common Shareholders that is not attributable to the Fund’s earnings but, represents a return of part of the Common Shareholder’s investment. If the Fund’s distributions exceed the Fund’s current and accumulated earnings and profits, such excess will be treated first as a tax-free return of capital to the extent of the shareholder’s tax basis in the Common Shares (thus reducing a shareholder’s adjusted tax basis in his or her Common Shares), and thereafter as capital gain assuming the Common Shares are held as a capital asset. Upon the sale of Common Shares, a shareholder generally will recognize capital gain or loss equal to the difference between the amount realized on the sale and the shareholder’s adjusted tax basis in the Common Shares sold. For example, in year one, a Common Shareholder purchased 100 shares of the Fund at $10 per Share. In year two, the Common Shareholder received a $1-per-share return of capital distribution, which reduced the basis in each share by $1, to give the Common

Shareholder an adjusted basis of $9 per share. In year three, the Common Shareholder sells the 100 shares for $15 per Share. Assuming no other transactions during this period, a Common Shareholder would have a capital gain in year three of $6 per share ($15 minus $9) for a total capital gain of $600.
     Common Shareholders may automatically reinvest some or all of their distributions in additional Common Shares under the Fund’s dividend reinvestment plan. See “Dividend Reinvestment Plan.”
DIVIDEND REINVESTMENT PLAN
     Pursuant to the Fund’s Dividend Reinvestment Plan (the “Plan”), distributions of dividends and capital gains are automatically reinvested in common shares of the Fund by The Bank of New York Mellon (the “Plan Agent”). Every shareholder holding at least one full share of the Fund will be automatically enrolled in the Plan. Shareholders who do not participate in the Plan will receive all distributions in cash.
     If the Fund declares a dividend or distribution payable either in cash or in common shares of the Fund and the market price of shares on the payment date for the distribution or dividend equals or exceeds the Fund’s net asset value per share (“NAV”), the Fund will issue common shares to participants at a value equal to the higher of NAV or 95% of the market price. The number of additional shares to be credited to each participant’s account will be determined by dividing the dollar amount of the distribution or dividend by the higher of NAV or 95% of the market price. If the market price is lower than NAV, or if dividends or distributions are payable only in cash, then participants will receive shares purchased by the Plan Agent on participants’ behalf on the New York Stock Exchange (the “NYSE”) or otherwise on the open market. If the market price exceeds NAV before the Plan Agent has completed its purchases, the average per share purchase price may exceed NAV, resulting in fewer shares being acquired than if the Fund had issued new shares.
     There are no brokerage charges with respect to common shares issued directly by the Fund. However, whenever shares are purchased or sold on the NYSE or otherwise on the open market, each participant will pay a pro rata portion of brokerage trading fees, currently $0.05 per share purchased or sold. Brokerage trading fees will be deducted from amounts to be invested.
     The reinvestment of dividends and net capital gains distributions does not relieve participants of any income tax that may be payable on such dividends or distributions.
     Shareholders participating in the Plan may buy additional shares of the Fund through the Plan at any time in amounts of at least $50 per investment, up to a maximum of $10,000, with a total calendar year limit of $100,000. Shareholders will be charged a $5 transaction fee plus $0.05 per share brokerage trading fee for each order. Purchases of additional shares of the Fund will be made on the open market. Shareholders who elect to utilize monthly electronic fund transfers to buy additional shares of the Fund will be charged a $2 transaction fee plus $0.05 per share brokerage trading fee for each automatic purchase. Shareholders can also sell Fund shares held in the Plan account at any time by contacting the Plan Agent by telephone, in writing or by visiting the Plan Agent’s Web site at www.bnymellon.com/shareowner/equityaccess. The Plan Agent will mail a check to you (less applicable brokerage trading fees) on settlement date, which is three business days after your shares have been sold. If you choose to sell your shares through your stockbroker, you will need to request that the Plan Agent electronically transfer your shares to your stockbroker through the Direct Registration System.
     Shareholders participating in the Plan may withdraw from the Plan at any time by contacting the Plan Agent by telephone, in writing or by visiting the Plan Agent’s Web site at

www.bnymellon.com/shareowner/equityaccess. Such termination will be effective immediately if the notice is received by the Plan Agent prior to any dividend or distribution record date; otherwise, such termination will be effective on the first trading day after the payment date for such dividend or distribution, with respect to any subsequent dividend or distribution. If you withdraw, your shares will be credited to your account; or, if you wish, the Plan Agent will sell your full and fractional shares and send you the proceeds, less a transaction fee of $5.00 and less brokerage trading fees of $0.05 per share. If a shareholder does not maintain at least one whole share of common stock in the Plan account, the Plan Agent may terminate such shareholder’s participation in the Plan after written notice. Upon termination, shareholders will be sent a check for the cash value of any fractional share in the Plan account, less any applicable broker commissions and taxes.
     Shareholders who hold at least one full share of the Fund may join the Plan by notifying the Plan Agent by telephone, in writing or by visiting the Plan Agent’s Web site at www.bnymellon.com/shareowner/equityaccess. If received in proper form by the Plan Agent before the record date of a dividend, the election will be effective with respect to all dividends paid after such record date. If you wish to participate in the Plan and your shares are held in the name of a brokerage firm, bank or other nominee, please contact your nominee to see if it will participate in the Plan for you. If you wish to participate in the Plan, but your brokerage firm, bank or other nominee is unable to participate on your behalf, you will need to request that your shares be re-registered in your own name, or you will not be able to participate. The Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by you as representing the total amount registered in your name and held for your account by your nominee.
     Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund and the Plan Agent reserve the right to amend or terminate the Plan. Participants generally will receive written notice at least 90 days before the effective date of any amendment. In the case of termination, participants will receive written notice at least 90 days before the record date for the payment of any dividend or distribution by the Fund.
     All correspondence or additional information about the Plan should be directed to The Bank of New York Mellon, c/o BNY Mellon Shareowner Services, c/o Mellon Investor Services, P.O. Box 358035, Pittsburgh, PA 15252-8035 (Telephone: 1-800-852-0218 (within the U.S. and Canada), 1-201-680-6578 (International Telephone Inquiries), and 1-800-231-5469 (For the Hearing Impaired (TDD)).
U.S. FEDERAL INCOME TAX MATTERS
     The following discussion of U.S. federal income tax matters is based on the advice of K&L Gates LLP, counsel to the Fund. The Fund intends to elect to be treated and to qualify each year as a regulated investment company (a “RIC”) under the Code. Accordingly, the Fund intends to satisfy certain requirements relating to sources of its income and diversification of its total assets and to distribute substantially all of its net income and net short-term capital gains (after reduction by net long-term capital losses and any available capital loss carryforwards) in accordance with the timing requirements imposed by the Code, so as to maintain its RIC status and to avoid paying U.S. federal income or excise tax thereon. To the extent it qualifies for treatment as a RIC and satisfies the above-mentioned distribution requirements, the Fund will not be subject to U.S. federal income tax on income paid to its shareholders in the form of dividends or capital gain distributions.
     To qualify as a RIC for income tax purposes, the Fund must derive at least 90% of its annual gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities and currencies, and net income derived from an interest in a qualified publicly traded partnership. A “qualified publicly traded partnership” is a publicly traded partnership that meets certain requirements with respect to the nature of its income. To qualify as a RIC, the Fund must also satisfy certain requirements with respect to the diversification of its assets. The Fund must have, at the close of each quarter of the taxable year, at least 50% of the value of its total assets represented by cash, cash items, U.S. government securities, securities of other regulated investment companies, and other securities that, in respect of any one issuer, do not represent more than 5% of the value of the assets of the Fund nor more than 10% of the voting securities of that issuer. In addition, at those times not more than 25% of the value of the Fund’s assets can be invested in securities (other than U.S. Government securities or the securities of other regulated investment companies) of any one issuer, or of two or more issuers, which the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses, or of one or more qualified publicly traded partnerships. If the Fund fails to meet the annual gross income test described above, the Fund will nevertheless be considered to have satisfied the test if (i) (a) such failure is due to reasonable cause and not due to willful neglect and (b) the Fund reports the failure pursuant to Treasury Regulations to be adopted, and (ii) the Fund pays an excise tax equal to the excess non-qualifying income. If the Fund fails to meet the asset diversification test described above with respect to any quarter, the Fund will nevertheless be considered to have satisfied the requirements for such quarter if the Fund cures such failure within 6 months and either (i) such failure is de minimis or (ii) (a) such failure is due to reasonable cause and not due to willful neglect and (b) the Fund reports the failure under Treasury Regulations to be adopted and pays an excise tax.
     As a RIC, the Fund generally will not be subject to federal income tax on its investment company taxable income (as that term is defined in the Code, but without regard to the deductions for dividend paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes in each taxable year to its shareholders, provided that it distributes at least 90% of its investment company taxable income and 90% of its net tax-exempt interest income for such taxable year. The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income, net tax-exempt income and net capital gain. In order to avoid incurring a nondeductible 4% federal excise tax obligation, the Code requires that the Fund distribute (or be deemed to have distributed) by December 31 of each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income for such year, (ii) 98.2% of its capital gain net income (which is the excess of its realized net long-term capital gain over its realized net short-term capital loss), generally computed on the basis of the one-year period ending on October 31 of such year, after reduction by any available capital loss carryforwards and (iii) 100% of any ordinary income and capital gain net income from the prior year (as previously computed) that were not paid out during such year and on which the Fund paid no United States federal income tax. Under current law, provided that the Fund qualifies as a RIC for federal income tax purposes, the Fund should not be liable for any income, corporate excise or franchise tax in The Commonwealth of Massachusetts.
     If the Fund does not qualify as a RIC or fails to satisfy the 90% distribution requirement for any taxable year, the Fund’s taxable income will be subject to corporate income taxes, and all distributions from earnings and profits, including distributions of net capital gain (if any), will be taxable to the shareholder as ordinary income. Such distributions generally would be eligible (i) to be treated as qualified dividend income in the case of individual and other noncorporate shareholders and (ii) for the dividends received deduction (“DRD”) in the case of corporate shareholders. In addition, in order to requalify for taxation as a RIC, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.
     At least annually, the Fund intends to distribute any net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) or, alternatively, to retain all or a portion of the year’s net capital gain and pay U.S. federal income tax on the retained gain. As provided under U.S. federal tax law, Common Shareholders of record as of the end of the Fund’s taxable year will include their attributable share of the retained gain in their income for the year as long-term capital gain (regardless of holding period in the Common Shares), and will be entitled to a tax credit or refund for the tax paid on their behalf by the Fund. Common Shareholders of record for the retained capital gain will also be entitled to increase their tax basis in their Common Shares by 65% of the allocated gain. Distributions of the Fund’s net capital gain (“capital gain distributions”), if any, are taxable to Common Shareholders as long-term capital gain, regardless of their holding period in the Common Shares. Distributions of the Fund’s net realized short-term capital gains will be taxable as ordinary income.
     If, for any calendar year, the Fund’s total distributions exceed the Fund’s current and accumulated earnings and profits, the excess will be treated as a tax-free return of capital to each Common Shareholder (up to the amount of the Common Shareholder’s basis in his or her Common Shares) and thereafter as gain from the sale of Common Shares (assuming the Common Shares are held as a capital asset). The amount treated as a tax-free return of capital will reduce the Common Shareholder’s adjusted basis in his or her Common Shares, thereby increasing his or her potential gain or reducing his or her potential loss on the subsequent sale or other disposition of his or her Common Shares. See below for a summary of the current maximum tax rates applicable to long-term capital gain (including capital gain distributions). A corporation that owns Fund shares may be eligible for the DRD with respect to a portion of the distributions it receives from the Fund, provided the Fund designates the eligible portion and the corporate shareholder satisfies certain holding period requirements. Fund distributions that are attributable to qualified dividend income received by the Fund from certain domestic corporations may be designated by the Fund as being eligible for the DRD.
     Certain of the Fund’s investment practices are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) convert dividends that would otherwise constitute qualified dividend income into ordinary income, (ii) treat dividends that would otherwise be eligible for the corporate DRD as ineligible for such treatment, (iii) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (iv) convert long-term capital gain into short-term capital gain or ordinary income, (v) convert an ordinary loss or deduction into a capital loss (the deductibility of which is more limited), (vi) cause the Fund to recognize income or gain without a corresponding receipt of cash, (vii) adversely alter the characterization of certain complex financial transactions, and (viii) produce income that will not qualify as good income for purposes of the income requirement that applies to RICs. While it may not always be successful in doing so, the Fund will seek to avoid or minimize the adverse tax consequences of its investment practices.
     The Fund may recognize gain (but not loss) from a constructive sale of certain “appreciated financial positions” if the Fund enters into a short sale, offsetting notional principal contract, or forward contract transaction with respect to the appreciated position or substantially identical property. Appreciated financial positions subject to this constructive sale treatment include interests (including options and forward contracts and short sales) in stock and certain other instruments. Constructive sale treatment does not apply if the transaction is closed out not later than thirty days after the end of the taxable year in which the transaction was initiated, and the underlying appreciated securities position is held unhedged for at least the next sixty days after the hedging transaction is closed.
     Gain or loss from a short sale of property is generally considered as capital gain or loss to the extent the property used to close the short sale constitutes a capital asset in the Fund’s hands. Except with respect to certain situations where the property used to close a short sale has a long-term holding period on the date the short sale is entered into, gains on short sales generally are short-term capital gains. A loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by the Fund for more than one year. In addition, entering into a short sale may result in suspension of the holding period of “substantially identical property” held by the Fund.
     Gain or loss on a short sale will generally not be realized until such time as the short sale is closed. However, as described above in the discussion of constructive sales, if the Fund holds a short sale position with respect to securities that have appreciated in value, and it then acquires property that is the same as or substantially identical to the property sold short, the Fund generally will recognize gain on the date it acquires such property as if the short sale were closed on such date with such property. Similarly, if the Fund holds an appreciated financial position with respect to securities and then enters into a short sale with respect to the same or substantially identical property, the Fund generally will recognize gain as if the appreciated financial position were sold at its fair market value on the date it enters into the short sale. The subsequent holding period for any appreciated financial position that is subject to these constructive sale rules will be determined as if such position were acquired on the date of the constructive sale.
     Certain dividend distributions paid by the Fund (whether paid in cash or reinvested in additional Common Shares) to individual taxpayers are taxed at rates applicable to net long-term capital gains (currently 15%, or 0% for individuals in the 10% or 15% tax brackets). This tax treatment applies only if certain holding period and other requirements are satisfied by the Common Shareholder, as discussed below, and the dividends are attributable to qualified dividend income received by the Fund itself. For this purpose, “qualified dividend income” means dividends received by the Fund from United States corporations and “qualified foreign corporations,” provided that the Fund satisfies certain holding period and other requirements in respect of the stock of such corporations.
     The special rules relating to the taxation of ordinary income dividends paid by the Fund that are attributable to the Fund’s qualified income only apply to taxable years beginning before January 1, 2013. Thereafter, all of the Fund’s distributions are characterized as dividends, other than capital gain distributions, will be fully taxable at ordinary income tax rates unless further Congressional action is taken.
     The Fund will inform Common Shareholders of the source and tax status of all distributions promptly after the close of each calendar year. Certain distributions declared in October, November or December and paid in the following January will be taxed to Common Shareholders as if received on December 31 of the year in which they were declared.
     Selling Common Shareholders will generally recognize gain or loss in an amount equal to the difference between the amount realized on the sale and the Common Shareholder’s adjusted tax basis in the Common Shares sold. If the Common Shares are held as a capital asset, the gain or loss will be a capital gain or loss. The maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers is (i) the same as the maximum ordinary income tax rate for gains recognized on the sale of capital assets held for one year or less, or (ii) 15% for gains recognized on the sale of capital assets held for more than one year (as well as any capital gain distributions), increasing to 20% for taxable years beginning after December 31, 2012. Any loss on a disposition of Common Shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain distributions received with respect to those Common Shares. For purposes of determining whether Common Shares have been held for six months or less, the holding period is suspended for any periods during which the Common Shareholder’s risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property, or through certain options or short sales. Any loss realized on a sale or exchange of Common Shares will be disallowed to the extent those Common Shares are replaced by other Common Shares within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the Common Shares (whether through the reinvestment of distributions or otherwise). In that event, the basis of the replacement Common Shares will be adjusted to reflect the disallowed loss.
     An investor should be aware that, if Common Shares are purchased shortly before the record date for any taxable distribution (including a capital gain distribution), the purchase price likely will reflect the value of the distribution and the investor then would receive a taxable distribution that is likely to reduce the trading value of such Common Shares, in effect resulting in a taxable return of some of the purchase price.
     Taxable distributions to certain individuals and certain other non-corporate Common Shareholders, including those who have not provided their correct taxpayer identification number and other required certifications, may be subject to “backup” U.S. federal income tax withholding at the fourth lowest rate of tax applicable to a single individual (currently 28%). Backup withholding is not an additional tax. Any amounts withheld may be refunded or credited against such shareholder’s U.S. federal income tax liability, if any, provided that the required information is furnished to the Internal Revenue Service.
     An investor should also be aware that the benefits of the reduced tax rate applicable to long-term capital gains and qualified dividend income may be impacted by the application of the alternative minimum tax to individual shareholders.
     No assurance can be given as to what percentage of the distributions paid on the Common Shares, if any, will consist of tax-advantaged qualified dividend income or long-term capital gains or what the tax rates on various types of income will be in future years. The favorable U.S. federal tax treatment of qualified dividend income may be adversely affected, changed or repealed by future changes in tax laws at any time (possibly with retroactive effect), and is currently scheduled to expire for tax years beginning after December 31, 2012. In addition, it may be difficult to obtain information regarding whether distributions by non-U.S. entities in which the Fund invests should be regarded as qualified dividend income. Furthermore, to receive qualified dividend income treatment, the Fund must meet holding period and other requirements with respect to the dividend-paying securities in its portfolio, and the shareholder must meet holding period and other requirements with respect to the Common Shares. Holding periods may be affected by certain of the Fund’s transactions in options and other derivatives.
     The Fund’s investments in foreign securities may be subject to foreign withholding taxes on dividends, interest, or capital gains, which will decrease the Fund’s yield. Foreign withholding taxes may be reduced under income tax treaties between the United States and certain foreign jurisdictions. Depending on the number of non-U.S. shareholders in the Fund, however, such reduced foreign withholding tax rates may not be available for investments in certain jurisdictions.
     In general, distributions (other than capital gain dividends and exempt interest dividends) to a non-U.S. shareholder (an investor that, for U.S. federal income tax purposes, is a nonresident alien individual, a foreign corporation, or a foreign estate or trust) will be subject to withholding tax at a 30% rate or such lower rate as may be specified by an applicable income tax treaty. In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an Internal Revenue Service Form W-8BEN (or substitute form) certifying its entitlement to benefits under a treaty. In addition, recent legislation generally imposes withholding of 30% on payments to certain foreign entities (including financial intermediaries), after December 31, 2012, of dividends on and the gross proceeds of dispositions of U.S. common stock, unless various U.S. information reporting and due diligence requirements (generally relating to ownership by U.S. persons of interests in or accounts with those entities) have been satisfied. Non-U.S. shareholders should consult their tax advisers regarding the possible implications of this legislation for their investment in Common Shares.

     The foregoing briefly summarizes some of the important U.S. federal income tax consequences to Common Shareholders of investing in Common Shares, reflects the U.S. federal tax law as of the date of this Prospectus, and does not address special tax rules applicable to certain types of investors, such as corporate and foreign investors. A more complete discussion of the tax rules applicable to the Fund and the Common Shareholders can be found in the SAI that is incorporated by reference into this Prospectus. Unless otherwise noted, this discussion assumes that an investor is a United States person and holds Common Shares as a capital asset. This discussion is based upon current provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change or differing interpretations by the courts or the IRS retroactively or prospectively. Investors should consult their tax advisors regarding other U.S. federal, state or local tax considerations that may be applicable in their particular circumstances, as well as any proposed tax law changes.
DESCRIPTION OF CAPITAL STRUCTURE
     The Fund is an unincorporated business trust established under the laws of The Commonwealth of Massachusetts by an Agreement and Declaration of Trust dated July 19, 2011 and filed with the Secretary of The Commonwealth on July 22, 2011 (the “Declaration of Trust”). The Declaration of Trust provides that the Board may authorize separate classes of shares of beneficial interest. The Board has authorized an unlimited number of Common Shares. The Fund intends to hold annual meetings of Common Shareholders in compliance with the requirements of the NYSE.
Common Shares
     The Declaration of Trust permits the Fund to issue an unlimited number of full and fractional Common Shares of beneficial interest, $0.01 par value per share. Each Common Share represents an equal proportionate interest in the assets of the Fund with each other Common Share in the Fund. Common Shareholders will be entitled to the payment of distributions when, as and if declared by the Board. The 1940 Act or the terms of any future borrowings or issuance of preferred shares may limit the payment of distributions to the Common Shareholders. Each whole Common Share shall be entitled to one vote as to matters on which it is entitled to vote pursuant to the terms of the Declaration of Trust on file with the SEC. Upon liquidation of the Fund, after paying or adequately providing for the payment of all liabilities of the Fund and the liquidation preference with respect to any outstanding preferred shares, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Board may distribute the remaining assets of the Fund among the Common Shareholders. The Declaration of Trust provides that Common Shareholders are not liable for any liabilities of the Fund, and requires inclusion of a clause to that effect in agreements entered into by the Fund and, in coordination with the Fund’s By-laws, indemnifies shareholders against any such liability. Although shareholders of an unincorporated business trust established under Massachusetts law may, in certain limited circumstances, be held personally liable for the obligations of the business trust as though they were general partners, the provisions of the Declaration of Trust and By-laws described in the foregoing sentence make the likelihood of such personal liability remote.
     If there are any borrowings or preferred shares outstanding, the Fund may not be permitted to declare any cash distribution on its Common Shares, unless at the time of such declaration, (i) all accrued distributions on preferred shares or accrued interest on borrowings have been paid and (ii) the value of the Fund’s total assets (determined after deducting the amount of such distribution), less all liabilities and indebtedness of the Fund not represented by senior securities, is at least 300% of the aggregate amount of such securities representing indebtedness and at least 200% of the aggregate amount of securities representing indebtedness plus the aggregate liquidation value of the outstanding preferred shares. In addition to the requirements of the 1940 Act, the Fund may be required to comply with other asset coverage requirements as a condition of the Fund obtaining a rating of preferred shares from a nationally recognized statistical rating organization (a “Rating Agency”). These requirements may include an asset coverage test more stringent than under the 1940 Act. This limitation on the Fund’s ability to make distributions on its Common Shares could in certain circumstances impair the ability of the Fund to maintain its qualification for taxation as a RIC for U.S. federal income tax purposes. If the Fund were in the future to issue preferred shares or borrow money, it would intend, however, to the extent possible to purchase or redeem preferred shares or reduce borrowings from time to time to maintain compliance with such asset coverage requirements and may pay special distributions to the holders of the preferred shares in certain circumstances in connection with any potential impairment of the Fund’s status as a RIC. Depending on the timing of any such redemption or repayment, the Fund may be required to pay a premium in addition to the liquidation preference of the preferred shares to the holders thereof.
     The Fund has no present intention of offering additional Common Shares, except as described herein. Other offerings of its Common Shares, if made, will require approval of the Board. Any additional offering will not be sold at a price per Common Share below the then current net asset value (exclusive of underwriting discounts and commissions) except in connection with an offering to existing Common Shareholders or with the consent of a majority of the outstanding Common Shares. The Common Shares have no preemptive rights.
     The Fund generally will not issue Common Share certificates. However, upon written request to the Fund’s transfer agent, a share certificate will be issued for any or all of the full Common Shares credited to an investor’s account. Common Share certificates that have been issued to an investor may be returned at any time.
Credit Facility
     In the event the Fund borrows, the Fund may enter into definitive agreements with respect to a credit facility in an amount not to exceed the limits permitted under the 1940 Act. Such a facility is not expected to be convertible into any other securities of the Fund, outstanding amounts are expected to be prepayable by the Fund prior to final maturity without significant penalty and there are not expected to be any sinking fund or mandatory retirement provisions. Outstanding amounts would be payable at maturity or such earlier times as required by the agreement. The Fund may be required to prepay outstanding amounts under the facility or incur a penalty rate of interest in the event of the occurrence of certain events of default. The Fund would be expected to indemnify the lenders under the facility against liabilities they may incur in connection with the facility. The Fund may be required to pay commitment fees under the terms of any such facility.
     In addition, the Fund expects that such a credit facility would contain covenants that, among other things, likely will limit the Fund’s ability to pay dividends in certain circumstances, incur additional debt, change its fundamental investment policies and engage in certain transactions, including mergers and consolidations, and may require asset coverage ratios in addition to those required by the 1940 Act. The Fund may be required to pledge its assets and to maintain a portion of its total assets in cash or high-grade securities as a reserve against interest or principal payments and expenses. The Fund expects that any credit facility would have customary covenant, negative covenant and default provisions. There can be no assurance that the Fund will enter into an agreement for a credit facility on terms and conditions representative of the foregoing, or that additional material terms will not apply. In addition, if entered into, any such credit facility may in the future be replaced or refinanced by one or more credit facilities having substantially different terms.

Preferred Shares
     The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest with preference rights, including preferred shares (“preferred shares”), having no par value per share or such other amount as the Board may establish, in one or more series, with rights as determined by the Board, by action of the Board without the approval of the Common Shareholders.
     Under the requirements of the 1940 Act, the Fund must, immediately after the issuance of any preferred shares, have an “asset coverage” of at least 200%. Asset coverage means the ratio which the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of senior securities representing indebtedness of the Fund, if any, plus the aggregate liquidation preference of the preferred shares. If the Fund seeks a rating of the preferred shares, asset coverage requirements, in addition to those set forth in the 1940 Act, may be imposed. The liquidation value of the preferred shares is expected to equal their aggregate original purchase price plus redemption premium, if any, together with any accrued and unpaid dividends thereon (on a cumulative basis), whether or not earned or declared. The terms of the preferred shares, including their dividend rate, voting rights, liquidation preference and redemption provisions, will be determined by the Board (subject to applicable law and the Declaration of Trust) if and when it authorizes the preferred shares. The Fund may issue preferred shares that provide for the periodic redetermination of the dividend rate at relatively short intervals through an auction or remarketing procedure, although the terms of the preferred shares may also enable the Fund to lengthen such intervals. At times, the dividend rate as redetermined on the Fund’s preferred shares may approach or exceed the Fund’s return after expenses on the investment of proceeds from the preferred shares and the Fund’s leveraged capital structure would result in a lower rate of return to Common Shareholders than if the Fund were not so structured.
     In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, the terms of any preferred shares may entitle the holders of preferred shares to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus redemption premium, if any, together with accrued and unpaid dividends, whether or not earned or declared and on a cumulative basis) before any distribution of assets is made to Common Shareholders. After payment of the full amount of the liquidating distribution to which they are entitled, the preferred shareholders would not be entitled to any further participation in any distribution of assets by the Fund.
     Under the 1940 Act, preferred shareholders, voting as a class, will be entitled to elect two members of the Board and, if at any time dividends on the preferred shares are unpaid in an amount equal to two full years’ dividends thereon, the holders of all outstanding preferred shares, voting as a class, will be allowed to elect a majority of the Board until all dividends in default have been paid or declared and set apart for payment. In addition, if required by the Rating Agency that is rating the preferred shares or if the Board determines it to be in the best interests of the Common Shareholders, issuance of the preferred shares may result in more restrictive provisions than required by the 1940 Act being imposed. In this regard, holders of the preferred shares may be entitled to elect a majority of the Board in other circumstances, for example, if one payment on the preferred shares is in arrears.
     If the Fund were to issue preferred shares, it is expected that the Fund would seek a credit rating for the preferred shares from a Rating Agency. In that case, as long as preferred shares are outstanding, the composition of its portfolio would reflect guidelines established by such Rating Agency. Although, as of the date hereof, no such Rating Agency has established guidelines relating to any such preferred shares, based on previous guidelines established by such Rating Agencies for the securities of other issuers, the Fund anticipates that the guidelines with respect to the preferred shares would establish a set of tests for portfolio composition and asset coverage that supplement (and in some cases are more restrictive than) the applicable requirements under the 1940 Act. Although, at this time, no assurance can be given as to the nature or extent of the guidelines which may be imposed in connection with obtaining a rating of the preferred shares, the Fund currently anticipates that such guidelines will include asset coverage requirements, which are more restrictive than those under the 1940 Act, restrictions on certain portfolio investments and investment practices, requirements that the Fund maintain a portion of its total assets in short-term, high-quality, fixed-income securities and certain mandatory redemption requirements relating to the preferred shares. No assurance can be given that the guidelines actually imposed with respect to the preferred shares by such Rating Agency will be more or less restrictive than as described in this Prospectus.
Repurchase of Shares and Other Discount Measures
     Because shares of closed-end management investment companies frequently trade at a discount to their net asset values, the Board has determined that from time to time it may be in the interest of the Common Shareholders to take certain actions intended to reduce such discount. The Board, in consultation with the Adviser and Third Avenue, will review at least annually the possibility of open market repurchases and/or tender offers for the Common Shares and will consider such factors as the market price of the Common Shares, the net asset value of the Common Shares, the liquidity of the assets of the Fund, effect on the Fund’s expenses, whether such transactions would impair the Fund’s status as a RIC or result in a failure to comply with applicable asset coverage requirements, general economic conditions and such other events or conditions, which may have a material effect on the Fund’s ability to consummate such transactions. There are no assurances that the Board will, in fact, decide to undertake either of these actions or, if undertaken, that such actions will result in the Common Shares trading at a price which is equal to or approximates their net asset value.
     In recognition of the possibility that the Common Shares might trade at a discount to net asset value and that any such discount may not be in the interest of the Fund’s shareholders, the Board, in consultation with the Adviser and Third Avenue, from time to time may review the possible actions to reduce any such discount.
Anti-Takeover Provisions in the Declaration of Trust
     The Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board and could have the effect of depriving Common Shareholders of an opportunity to sell their Common Shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. These provisions may have the effect of discouraging attempts to acquire control of the Fund, which attempts could have the effect of increasing the expenses of the Fund and interfering with the normal operation of the Fund. The Board is divided into three classes, with the term of one class expiring at each annual meeting of shareholders. At each annual meeting, one class of Trustees is elected to a three-year term. This provision could delay for up to two years the replacement of a majority of the Board. A Trustee may be removed from office only for cause by a written instrument signed by the remaining Trustees or by a vote of the holders of at least two-thirds of the class of shares of the Fund that elected such Trustee and are entitled to vote on the matter.
     In addition, the Declaration of Trust requires the favorable vote of the holders of at least 75% of the outstanding shares of each class of the Fund, voting as a class, then entitled to vote to approve, adopt or authorize certain transactions with 5%-or-greater holders of a class of shares and their associates, unless the Board shall by resolution have approved a memorandum of understanding with such holders, in which case normal voting requirements would be in effect. For purposes of these provisions, a 5%-or-greater holder of a class of shares (a “Principal Shareholder”) refers to any person who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 5% or more of the outstanding shares of any class of beneficial interest of the Fund. The transactions subject to these special approval requirements are: (i) the merger or consolidation of the Fund or any subsidiary of the Fund with or into any Principal Shareholder; (ii) the issuance of any securities of the Fund to any Principal Shareholder for cash; (iii) the sale, lease or exchange of all or any substantial part of the assets of the Fund to any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period); or (iv) the sale, lease or exchange to the Fund or any subsidiary thereof, in exchange for securities of the Fund, of any assets of any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period).
     The Board has determined that provisions with respect to the Board and the 75% voting requirements described above, which voting requirements are greater than the minimum requirements under Massachusetts law or the 1940 Act, are in the best interest of Common Shareholders generally. Reference should be made to the Declaration of Trust on file with the SEC for the full text of these provisions.
Potential Conversion to Open-End Fund
     The Fund may be converted to an open-end management investment company at any time if approved by each of the following: (i) a majority of the Trustees then in office, (ii) the holders of not less than 75% of the Fund’s outstanding shares entitled to vote thereon and (iii) by such vote or votes of the holders of any class or classes or series of shares as may be required by the 1940 Act. The composition of the Fund’s portfolio likely could prohibit the Fund from complying with regulations of the SEC applicable to open-end management investment companies. Accordingly, conversion likely would require significant changes in the Fund’s investment policies and may require liquidation of a substantial portion of relatively illiquid portions of its portfolio, to the extent such positions are held. In the event of conversion, the Common Shares would cease to be listed on the NYSE or other national securities exchange or market system. The Board believes, however, that the closed-end structure is desirable, given the Fund’s investment objective and policies. Investors should assume, therefore, that it is unlikely that the Board would vote to convert the Fund to an open-end management investment company. Shareholders of an open-end management investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of a redemption. The Fund would expect to pay all such redemption requests in cash, but intends to reserve the right to pay redemption requests in a combination of cash or securities. If such partial payment in securities were made, investors may incur brokerage costs in converting such securities to cash. If the Fund were converted to an open-end fund, it is likely that new Common Shares would be sold at net asset value plus a sales load.

UNDERWRITERS
     Under the terms and subject to the conditions contained in the underwriting agreement, dated the date of this Prospectus, the Underwriters named below, for whom [______________, ______________, ____________ and _____________] are acting as representatives (the “Representatives”), have severally agreed to purchase, and the Fund has agreed to sell to them, the number of Common Shares indicated below.

Number of
Name	Common Shares

Number of
Name	Common Shares
     Total
     The Underwriters are offering the Common Shares subject to their acceptance of the Common Shares from the Fund and subject to prior sale. The underwriting agreement provides that the obligations of the several Underwriters to pay for and accept delivery of the Common Shares offered by this Prospectus are subject to the approval of legal matters by their counsel and to certain other conditions. The Underwriters are obligated to take and pay for all of the Common Shares offered by this Prospectus if any such Common Shares are taken. However, the Underwriters are not required to take or pay for the Common Shares covered by the Underwriters’ over-allotment option described below.
     The Underwriters initially propose to offer part of the Common Shares directly to the public at the initial offering price listed on the cover page of this Prospectus and part to certain dealers at a price that represents a concession not in excess of $[___] per Common Share under the initial offering price. After the initial offering of the Common Shares, the offering price and other selling terms may from time to time be varied by the Representatives. The underwriting discounts and commissions (sales load) of $[___] per Common Share are equal to ___% of the initial offering price. Investors must pay for any Common Shares purchased on or before [_________], 2011.

     The Fund has granted to the Underwriters an option, exercisable for [45] days from the date of this. Prospectus, to purchase up to an aggregate of _______________ Common Shares at the initial offering price per Common Share listed on the cover page of this Prospectus, less underwriting discounts and commissions. The Underwriters may exercise this option solely for the purpose of covering over-allotments, if any, made in connection with the offering of the Common Shares offered by this Prospectus. To the extent the option is exercised, each Underwriter will become obligated, subject to limited conditions, to purchase approximately the same percentage of the additional Common Shares as the number listed next to the Underwriter’s name in the preceding table bears to the total number of Common Shares listed next to the names of all Underwriters in the preceding table. If the Underwriters’ over-allotment option is exercised in full, the total price to the public would be $_______________, the total Underwriters’ discounts and commissions (sales load) would be $______________ and the total proceeds to the Fund would be $___________.
     The following table summarizes the actual expenses and compensation that the Fund will pay:

	Per Common Share		Total
	Without	With	Without	With
	Over-	Over-	Over-	Over-
	allotment	allotment	allotment	allotment
Public offering price	$	$	$	$

Sales load	$	$	$	$
Estimated offering expenses	$	$	$	$

Proceeds, after expenses, to the Fund	$	$	$	$
     The fees described below under “—Additional Compensation to Be Paid by the Adviser” are not reimbursable to the Adviser by the Fund, and are therefore not reflected in expenses payable by the Fund in the table above.
     Offering expenses paid by the Fund (other than sales load) will not exceed $[_____] per Common Share sold by the Fund in this offering. If the offering expenses referred to in the preceding sentence exceed this amount, the Adviser will pay the excess. The aggregate offering expenses (excluding sales load) are estimated to be $___________ in total, $__________ of which will be borne by the Fund (or $______ if the Underwriters exercise their over-allotment option in full). See “Summary of Fund Expenses.”
     The Underwriters have informed the Fund that they do not intend sales to discretionary accounts to exceed five percent of the total number of Common Shares offered by them.
     In order to meet requirements for listing the Common Shares on the NYSE, the Underwriters have undertaken to sell lots of 100 or more shares to a minimum of 400 beneficial owners in the United States. The minimum investment requirement is 100 Common Shares ($_____).
     The Common Shares have been approved for listing on the NYSE, subject to notice of issuance, under the ticker symbol “[___].”
     The Fund has agreed that, without the prior written consent of the Representatives on behalf of the Underwriters, it will not, during the period ending 180 days after the date of this Prospectus:

•	offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any Common Shares or any securities convertible into or exercisable or exchangeable for Common Shares; or

•	enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Shares, whether any such transaction described above is to be settled by delivery of Common Shares or such other securities, in cash or otherwise; or file any registration statement with the SEC relating to the offering of any Common Shares or any securities convertible into or exercisable or exchangeable for Common Shares. Notwithstanding the foregoing, if: (i) during the last 17 days of the 180-day restricted period, the Fund issues an earnings release or announces material news or a material event relating to the Fund; or (ii) prior to the expiration of the 180-day restricted period, the Fund announces that it will release earnings results during the 16-day period beginning on the last day of the 180-day restricted period, the restrictions described above shall continue to apply until the expiration of the 18-day period beginning on the date of the earnings release or the announcement of the material news or material event. This lock-up agreement will not apply to the Common Shares to be sold pursuant to the underwriting agreement or any Common Shares issued pursuant to the Plan.
     In order to facilitate the offering of the Common Shares, the Underwriters may engage in transactions that stabilize, maintain or otherwise affect the price of the Common Shares. The Underwriters currently expect to sell more Common Shares than they are obligated to purchase under the underwriting agreement, creating a short position in the Common Shares for their own account. A short sale is covered if the short position is no greater than the number of Common Shares available for purchase by the Underwriters under the over-allotment option (exercisable for 45 days from the date of this Prospectus). The Underwriters can close out a covered short sale by exercising the over-allotment option or purchasing Common Shares in the open market. In determining the source of Common Shares to close out a covered short sale, the Underwriters will consider, among other things, the open market price of the Common Shares compared to the price available under the over-allotment option. The Underwriters may also sell Common Shares in excess of the over-allotment option, creating a naked short position. The Underwriters must close out any naked short position by purchasing Common Shares in the open market. A naked short position is more likely to be created if the Underwriters are concerned that there may be downward pressure on the price of the Common Shares in the open market after pricing that could adversely affect investors who purchase in the offering. As an additional means of facilitating the offering, the Underwriters may bid for, and purchase, Common Shares in the open market to stabilize the price of the Common Shares. Finally, the underwriting syndicate may also reclaim selling concessions allowed to an Underwriter or a dealer for distributing the Common Shares in the offering, if the syndicate repurchases previously distributed Common Shares in transactions to cover syndicate short positions or to stabilize the price of the Common Shares. Any of these activities may raise or maintain the market price of the Common Shares above independent market levels or prevent or retard a decline in the market price of the Common Shares. The Underwriters are not required to engage in these activities, and may end any of these activities at any time.
     Prior to this offering, there has been no public or private market for the Common Shares or any other securities of the Fund. Consequently, the offering price for the Common Shares was determined by negotiation among the Fund, the Adviser and the Representatives. There can be no assurance, however, that the price at which the Common Shares trade after this offering will not be lower than the price at which they are sold by the Underwriters or that an active trading market in the Common Shares will develop and continue after this offering.

     The Fund anticipates that the Representatives and certain other Underwriters may from time to time act as brokers and dealers in connection with the execution of its portfolio transactions after they have ceased to act as underwriters and, subject to certain restrictions, may act as such brokers while they act as underwriters.
     In connection with this offering, certain of the Underwriters or selected dealers may distribute Prospectuses electronically. The Fund, the Adviser, the Subadviser and the Underwriters have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “1933 Act”).
     Prior to the public offering of Common Shares, John Hancock Life Insurance Company, USA (“JHLIC”) purchased Common Shares from the Fund in an amount satisfying the net worth requirements of Section 14(a) of the 1940 Act. As of the date of this Prospectus, JHLIC owned 100% of the outstanding Common Shares. JHLIC may be deemed to control the Fund until such time as it owns less than 25% of the outstanding Common Shares, which is expected to occur as of the completion of the offering of Common Shares.
     The principal business address of [_____________________] is [_____________________]. The principal business address of [_____________________] is [_____________________].
     The Underwriters and their respective affiliates are full service financial institutions engaged in various activities, which may include securities trading, commercial and investment banking, financial advisory, investment management, principal investment, hedging, financing and brokerage activities. Certain of the Underwriters or their respective affiliates from time to time have provided in the past, and may provide in the future, investment banking, securities trading, hedging, brokerage activities, commercial lending and financial advisory services to the Fund, certain of its executive officers and affiliates and the Adviser, the Subadviser and their affiliates in the ordinary course of business, for which they have received, and may receive, customary fees and expenses.
     No action has been taken in any jurisdiction (except in the United States) that would permit a public offering of the Common Shares, or the possession, circulation or distribution of this Prospectus or any other material relating to the Fund or the Common Shares in any jurisdiction where action for that purpose is required. Accordingly, the Common Shares may not be offered or sold, directly or indirectly, and neither this Prospectus nor any other offering material or advertisements in connection with the Common Shares may be distributed or published, in or from any country or jurisdiction except in compliance with the applicable rules and regulations of any such country or jurisdiction.
Additional Compensation to Be Paid by the Adviser
     JHA (and not the Fund) has agreed to pay [_________________] from its own assets, upfront structuring and syndication fees in the amount of $[_________________] for advice relating to the structure, design and organization of the Fund, including without limitation, views from an investor market, distribution and syndication perspective on (i) diversification, proportion and concentration approaches for the Fund’s investments in light of current market conditions, (ii) marketing issues with respect to the Fund’s investment policies and proposed investments, (iii) the proportion of the Fund’s assets to invest in the Fund’s strategies, (iv) the overall marketing and positioning thesis for the offering of the Fund’s Common Shares, (v) securing participants in the Fund’s initial public offering, (vi) preparation of marketing and diligence materials for underwriters, (vii) conveying information and market updates to the underwriters, and (viii) coordinating syndicate orders in this offering. The upfront structuring and syndication fees paid to [__________________] will not exceed [___]% of the total public offering price of the Common Shares. These services provided by [______________________] to JHA are unrelated to JHA’s function of advising the Fund as to its investments in securities or use of investment strategies and investment techniques.

     JHA (and not the Fund) has agreed to pay [______________________] from its own assets, an upfront structuring fee in the amount of $[______________________] for advice relating to the structure, design and organization of the Fund, including without limitation, views from an investor market and distribution perspective on (i) diversification, proportion and concentration approaches for the Fund’s investments in light of current market conditions, (ii) marketing issues with respect to the Fund’s investment policies and proposed investments, (iii) the proportion of the Fund’s assets to invest in the Fund’s strategies and (iv) the overall marketing and positioning thesis for the offering of the Fund’s Common Shares. The upfront structuring fee paid to [______________________] will not exceed [___]% of the total public offering price of the Common Shares. These services provided by [_______________] to JHA are unrelated to JHA’s function of advising the Fund as to its investments in securities or use of investment strategies and investment techniques.
     JHA (and not the Fund) has also agreed to pay from its own assets a commission to certain registered personnel of John Hancock Funds, LLC (a broker-dealer affiliate of JHA) who participate as wholesalers in the marketing of the Common Shares in an amount which will not exceed $[______________________]. These commissions, in the aggregate, will not exceed [____]% of the total public offering price of the Common Shares.
     As part of the Fund’s payment of its offering expenses, the Fund has agreed to pay expenses related to the reasonable fees and disbursements of counsel to the Underwriters in connection with the review by the Financial Industry Regulatory Authority, Inc. (“FINRA”) of the terms of the sale of the Common Shares. Such expenses will not exceed $[_________].
     Total underwriting compensation determined in accordance with FINRA rules is summarized as follows. The sales load the Fund will pay of $[____] per share is equal to [___]% of gross proceeds. The Fund has agreed to reimburse the Underwriters the expenses related to the reasonable fees and disbursements of counsel to the Underwriters in connection with the review by FINRA of the terms of the sale of the Common Shares in an amount not to exceed $[_________], which amount will not exceed [___]% of gross proceeds. JHA (and not the Fund) will pay upfront structuring and/or syndication fees to [_______________] and [_____________], as described above, which will not exceed $____________. JHA (and not the Fund) will pay a commission to certain registered personnel of John Hancock Funds, LLC (a broker-dealer affiliate of JHA) who participate as wholesalers in the marketing of the Common Shares in an amount which will not exceed $[____________]. Total compensation to the Underwriters and commissions to certain registered personnel of John Hancock Funds, LLC will not exceed [____]% of gross proceeds.
     The following table summarizes total underwriting compensation determined in accordance with FINRA rules.

	Per Share		Total
	(Without Over-Allotment)		(Without Over-Allotment)
		As a		As a
		percentage		percentage
	Dollar	of Gross	Dollar	of Gross
Underwriting Compensation	Amount	Proceeds	Amount	Proceeds
Sales Load	$	%	$	%
Expense Reimbursement to Underwriters(1)	$	%	$	%

	Per Share		Total
	(Without Over-Allotment)		(Without Over-Allotment)
		As a		As a
		percentage		percentage
	Dollar	of Gross	Dollar	of Gross
Underwriting Compensation	Amount	Proceeds	Amount	Proceeds
Total Underwriting Compensation Borne by Purchasers of Common Shares	$	%	$	%
Structuring and Syndication Fees	$	%	$	%
Commissions to Certain Personnel of John Hancock Funds, LLC	$	%	$	%
Total Underwriting Compensation Borne by JHA	$	%	$	%

(1)	The Fund has agreed to reimburse the Underwriters up to $30,000 for the expenses related to the reasonable fees and disbursements of counsel to the Underwriters in connection with the review by FINRA of the terms of the sale of the Common Shares. These payments by the Fund are subject to the overall $0.04 per share cap on offering expenses (other than the sales load) payable by the Fund.
LEGAL MATTERS
     Certain legal matters in connection with the Common Shares will be passed upon for the Fund by K&L Gates LLP, Boston, Massachusetts and for the underwriters by [__________].
REPORTS TO SHAREHOLDERS
     The Fund will send to its shareholders unaudited semi-annual and audited annual reports, including a list of investments held.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
     [__________] is the independent registered public accounting firm for the Fund and will audit the Fund’s financial statements.
ADDITIONAL INFORMATION
     The Prospectus and the SAI do not contain all of the information set forth in the Registration Statement that the Fund has filed with the SEC (file Nos. __________). The complete Registration Statement may be obtained from the SEC at www.sec.gov. See the cover page of this Prospectus for information about how to obtain a paper copy of the Registration Statement or SAI without charge.

TABLE OF CONTENTS OF THE
STATEMENT OF ADDITIONAL INFORMATION

Page
Additional Investment Information and Restrictions
Trustees and Officers
Investment Advisory and Other Services
Determination of Net Asset Value
Brokerage Allocation
Taxes
Other Information
Custodian and Transfer Agent
Independent Registered Public Accounting Firm
Legal and Regulatory Matters
Financial Statements
Notes to Financial Statements
Appendix A: Proxy Voting Policies and Procedures	A-1

THE FUND’S PRIVACY POLICY
     The Fund is committed to maintaining the privacy of its shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share information with select other parties.
     Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). The Fund may share information with unaffiliated third parties that perform various required services, such as transfer agents, custodians and broker/dealers.
     The Fund restricts access to non-public personal information about its shareholders to employees of the Fund’s investment adviser and its affiliates with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

_________________ Shares
John Hancock Flexible Income Opportunities Fund
Common Shares
PROSPECTUS
[_____________], 2011
Until [_______________], 2011 (25 days after the date of this Prospectus), all dealers that buy, sell or trade the Common Shares, whether or not participating in this offering, may be required to deliver a prospectus. This delivery requirement is in addition to the dealers’ obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

The information in this preliminary statement of additional information is not complete and may be changed. We may not sell these securities until the Registration Statement filed with the Securities and Exchange Commission is effective. This preliminary statement of additional information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED JULY 22, 2011
JOHN HANCOCK FLEXIBLE INCOME OPPORTUNITIES FUND
STATEMENT OF ADDITIONAL INFORMATION
[_____________], 2011
601 Congress Street
Boston, Massachusetts 02210
1-800-344-1029

1

     THIS STATEMENT OF ADDITIONAL INFORMATION (“SAI”) IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY THE PROSPECTUS OF JOHN HANCOCK FLEXIBLE INCOME OPPORTUNITIES FUND (THE “FUND”) DATED [_______________], 2011 (THE “PROSPECTUS”), AS SUPPLEMENTED FROM TIME TO TIME, WHICH IS INCORPORATED HEREIN BY REFERENCE. THIS SAI SHOULD BE READ IN CONJUNCTION WITH SUCH PROSPECTUS, A COPY OF WHICH MAY BE OBTAINED WITHOUT CHARGE BY CONTACTING YOUR FINANCIAL INTERMEDIARY OR CALLING THE FUND AT 1-800-344-1029.
     Capitalized terms used in this SAI and not otherwise defined have the meanings given them in the Fund’s Prospectus.
ADDITIONAL INVESTMENT INFORMATION AND RESTRICTIONS
     The Fund’s primary investment strategies are described in the Prospectus. The following is a description of the various investment policies that may be engaged in, whether as a primary or secondary strategy, and a summary of certain attendant risks. The Fund’s subadviser, Third Avenue Management LLC (“Third Avenue” or the “Subadviser”), may not buy any of the following instruments or use any of the following techniques unless it believes that doing so will help to achieve the Fund’s investment objective.
Investment in Debt Securities and Other Types of Credit Instruments
          The Fund may invest in debt securities, including debt securities rated below investment grade. Debt securities of corporate and governmental issuers in which the Fund may invest are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligations (credit risk) and also may be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk).
          Lower Rated High Yield Debt Obligations. The Fund may invest in high yielding, fixed income securities rated below investment grade (e.g., rated below “Baa” by Moody’s Investors Service, Inc. (“Moody’s”) or below “BBB” by Standard & Poor’s Ratings Group (“S&P”).
          Ratings are based largely on the historical financial condition of the issuer. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition, which may be better or worse than the rating would indicate. The Fund may invest in comparable quality unrated securities that, in the opinion of the Subadviser, offer comparable yields and risks to those securities which are rated.
          Debt obligations rated in the lower ratings categories, or which are unrated, involve greater volatility of price and risk of loss of principal and income. In addition, lower ratings reflect a greater possibility of an adverse change in financial condition affecting the ability of the issuer to make payments of interest and principal.
          The market price and liquidity of lower rated fixed income securities generally respond to short term corporate and market developments to a greater extent than do the price and liquidity of higher rated securities because such developments are perceived to have a more direct relationship to the ability of an issuer of such lower rated securities to meet its ongoing debt obligations.

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          Reduced volume and liquidity in the high yield bond market or the reduced availability of market quotations will make it more difficult to dispose of the bonds and to value accurately the Fund’s assets. The reduced availability of reliable, objective data may increase the Fund’s reliance on management’s judgment in valuing high yield bonds. In addition, the Fund’s investments in high yield securities may be susceptible to adverse publicity and investor perceptions, whether or not justified by fundamental factors. The Fund’s investments, and consequently its net asset value (“NAV”), will be subject to the market fluctuations and risks inherent in all securities.
          Defaulted Securities. The Fund may invest in defaulted securities. The risk of loss due to default may be considerably greater with lower-quality securities because they are generally unsecured and are often subordinated to other debt of the issuer. The purchase of defaulted debt securities involves risks such as the possibility of complete loss of the investment where the issuer does not restructure to enable it to resume principal and interest payments. If the issuer of a security in the Fund’s portfolio defaults, the Fund may have unrealized losses on the security, which may lower the Fund’s NAV. Defaulted securities tend to lose much of their value before they default. Thus, the Fund’s NAV may be adversely affected before an issuer defaults. In addition, the Fund may incur additional expenses if it must try to recover principal or interest payments on a defaulted security.
          Certificates of Deposit, Bankers’ Acceptances and Time Deposits. The Fund may acquire certificates of deposit, bankers’ acceptances and time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers’ acceptances acquired by the Funds will be dollar-denominated obligations of domestic banks, savings and loan associations or financial institutions at the time of purchase, have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. government. In addition to purchasing certificates of deposit and bankers’ acceptances, to the extent permitted under its investment objective and policies stated above and in its prospectus, the Fund may make interest-bearing time or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.
          Commercial Paper and Short-Term Notes. The Fund may invest a portion of its assets in commercial paper and short-term notes. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year. Commercial paper and short-term notes will consist of issues rated at the time of purchase “A-2” or higher by S&P, “Prime-1” or “Prime-2” by Moody’s, or similarly rated by another nationally recognized statistical rating organization or, if unrated, will be determined by the Subadviser to be of comparable quality.
          Zero Coupon Securities. Among the debt securities in which the Fund may invest are zero coupon securities. Zero coupon securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest. They are issued and traded at a discount from their face amount or par value, which discount varies depending on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. The market prices of zero coupon securities generally are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a

3

greater degree than do other types of debt securities having similar maturities and credit quality. Original issue discount earned on zero coupon securities must be included in the Fund’s income. Thus, to continue to quality for tax treatment as a regulated investment company and to avoid a certain excise tax on undistributed income, the Fund may be required to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. These distributions must be made from the Fund’s cash assets or, if necessary, from the proceeds of sales of portfolio securities. The Fund will not be able to purchase additional income-producing securities with cash used to make such distributions, and its current income ultimately could be reduced as a result.
Convertible Securities
          The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. In addition, as the market price of the underlying common stock declines below the conversion price, the price of the convertible security tends to be increasingly influenced more by the yield of the convertible security.
Mortgage-Backed and Asset-Backed Securities
          Different types of mortgage-backed securities and asset-backed securities are subject to different combinations of prepayment, extension, interest-rate and/or other market risks.
•	Inverse interest-only securities Inverse interest-only securities that are mortgage-backed securities are subject to the same risks as other mortgage-backed securities. In addition, the coupon on an inverse interest-only security can be extremely sensitive to changes in prevailing interest rates.

•	Stripped mortgage securities Stripped mortgage securities are subject to the same risks as other mortgage-backed securities, i.e., different combinations of prepayment, extension, interest rate and/or other market risks.

•	TBA mortgage contracts TBA mortgage contracts involve a risk of loss if the value of the underlying security to be purchased declines prior to delivery date. The yield obtained for such securities may be higher or lower than yields available in the market on delivery date.
Collateralized Debt Obligations
          The Fund may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.
          For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the CBO trust or CLO trust, as applicable, and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from

4

defaults, a senior tranche from a CBO trust or CLO trust typically has higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class. In the case of both the equity tranche and the CBO or CLO tranches, the market prices of and yields on tranches with longer terms to maturity tend to be more volatile than tranches with shorter terms to maturity due to the greater volatility and uncertainty of cash flows.
          The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by a Fund as illiquid securities; however, an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this SAI and the Prospectuses (e.g., interest rate risk and default risk), CDOs carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Funds may invest in CDOs that are subordinate to other classes and, therefore, receive payments only after the obligations of the more senior class have been satisfied; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.
Distressed Securities
          The Fund invests in distressed investments including loans, loan participations, bonds, notes and non-performing and sub-performing mortgage loans, many of which are not publicly traded and which may involve a substantial degree of risk. In certain periods, there may be little or no liquidity in the markets for these securities or instruments. In addition, the prices of such securities or instruments may be subject to periods of abrupt and erratic market movements and above-average price volatility. It may be more difficult to value such securities and the spread between the bid and asked prices of such securities may be greater than normally expected. If the Subadviser’s evaluation of the risks and anticipated outcome of an investment in a distressed security should prove incorrect, the Fund may lose a substantial portion or all of its investment or it may be required to accept cash or securities with a value less than the fund’s original investment.
Pay-In-Kind Securities
          The Fund may invest in pay-in-kind (“PIK”) securities. PIK securities pay all or a portion of their interest in the form of additional debt or equity securities. Because such securities do not pay current cash income, the price of these securities can be volatile when interest rates fluctuate. While these securities do not pay current cash income, federal income tax law requires the holders of PIK securities to include in income each year the portion of the original issue discount (or deemed discount) and other non-cash income on such securities accrued during that year. In order to continue to qualify for treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”), and avoid a certain excise tax, the Fund may be required to distribute a portion of such discount and non-cash income and may be required to dispose of other portfolio securities, which may occur in periods of adverse market prices, in order to generate cash to meet these distribution requirements.

5

Trade Claims
          The Fund may invest in trade claims. Trade claims are interests in amounts owed to suppliers of goods or services and are purchased from creditors of companies in financial difficulty and often involved in bankruptcy proceedings. For purchasers such as the Fund, trade claims offer the potential for profits since they are often purchased at a significant discount from face value and, consequently, may generate capital appreciation in the event that the market value of the claim increases as the debtor’s financial position improves or the claim is paid.
          An investment in trade claims is very speculative and carries a high degree of risk. Trade claims are illiquid instruments which generally do not pay interest and there can be no guarantee that the debtor will ever be able to satisfy the obligation on the trade claim. The markets in trade claims are not regulated by federal securities laws or the SEC. Because trade claims are unsecured, holders of trade claims may have a lower priority in terms of payment than certain other creditors in a bankruptcy proceeding.
Depositary Receipts
          The Fund may invest in the securities of foreign issuers in the form of sponsored and un-sponsored American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), and European Depositary Receipts (“EDRs”) (collectively, “Depositary Receipts”) if issues of such Depositary Receipts are available that are consistent with the Fund’s investment objective. Depositary Receipts generally evidence an ownership interest in a foreign security on deposit with a financial institution. Transactions in Depositary Receipts usually do not settle in the same currency in which the underlying foreign securities are denominated or traded. Generally, ADRs are designed for use in the U.S. securities markets and EDRs are designed for use in European securities markets. GDRs may be traded in any public or private securities markets and may represent securities held by institutions located anywhere in the world.
          ADRs (sponsored and unsponsored) are receipts, typically issued by U.S. banks, which evidence ownership of underlying securities issued by a foreign corporation. ADRs are publicly traded on a U.S. stock exchange or in the over-the-counter (“OTC”) market. An investment in foreign securities including ADRs may be affected by changes in currency rates and in exchange control regulations. Issuers of unsponsored ADRs are not contractually obligated to disclose material information including financial information, in the United States and, therefore, there may not be a correlation between such information and the market value of the unsponsored ADR.
Investment in Relatively New Issuers
          The Fund may invest occasionally in the securities of selected new issuers. Investments in relatively new issuers, i.e., those having continuous operating histories of less than three years, may carry special risks and may be more speculative because such companies are relatively unseasoned. Such companies may also lack sufficient resources, may be unable to generate internally the funds necessary for growth and may find external financing to be unavailable on favorable terms or even totally unavailable. Those companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses. The securities of such issuers may have a limited trading market which may adversely affect their disposition and can result in their being priced lower than might otherwise be the case. If other investors who invest in such issuers seek to sell the same securities when the Fund attempts to dispose of its holdings, the Fund may receive lower prices than might otherwise be the case.
Demand Deposit Accounts
          The Fund may hold a significant portion of their cash assets in interest-bearing or non-interest-bearing demand deposit accounts (“DDAs”) at the Funds’ custodian or another depository institutional insured by the

6

Federal Deposit Insurance Corporation (the “FDIC”). Non-interest-bearing DDAs are fully insured by the FDIC until December 31, 2013; interest-bearing DDAs are insured by the FDIC only up to $250,000. The FDIC is an independent agency of the U. S. government, and FDIC deposit insurance is backed by the full faith and credit of the U. S. government.
Investment in Other Investment Companies
          The Fund may invest in securities of other investment companies. The total return on such investments will be reduced by the operating expenses and fees of such other investment companies, including advisory fees. Investments in closed-end funds may involve the payment of substantial premiums above the value of such investment companies’ portfolio securities.
Simultaneous Investments
          Investment decisions for the Fund are made independently from those of the other funds and accounts advised by the Subadviser and its affiliates. If, however, such other accounts wish to invest in, or dispose of, the same securities as the Fund, available investments will be allocated equitably to the Fund and other accounts. This procedure may adversely affect the size of the position obtained for or disposed of by the Fund or the price paid or received by the Fund.
Securities Lending
          The Fund may lend its securities so long as such loans do not represent more than 33 1/3% of the Fund’s total assets. As collateral for the loaned securities, the borrower gives the lending portfolio collateral equal to at least 102% of the value of the loaned securities (105% for foreign securities). The collateral will consist of cash (including U.S. dollars and foreign currency). The borrower must also agree to increase the collateral if the value of the loaned securities increases. As with other extensions of credit, there are risks that collateral could be inadequate in the event of the borrower failing financially, which could result in actual financial loss, and risks that recovery of loaned securities could be delayed, which could result in interference with portfolio management decisions or exercise of ownership rights. Cash collateral may be invested by the Funds in a privately offered registered investment company subadvised by John Hancock Asset Management a division of Manulife Asset Management (US) LLC, an affiliate of the Adviser, that is part of the same group of investment companies as the Fund and that is offered exclusively to funds in the same group of investment companies. Investment of cash collateral offers the opportunity for the Fund to profit from income earned by this collateral pool, but also the risk of loss, should the value of the Fund’s shares in the collateral pool decrease below their initial value. The Fund will be responsible for the risks associated with the investment of cash collateral, including the risk that the Fund may lose money on the investment or may fail to earn sufficient income to meet its obligations to the borrower. In addition, the Fund may lose its right to vote its shares of the loaned securities at a shareholders meeting unless it recalls the loaned securities in advance of the record date for the meeting.
          The Fund has entered into an agreement with [   ], as its securities lending agent (the “Securities Lending Agreement”). Under the Securities Lending Agreement, [   ] will generally bear the risk that a borrower may default on its obligation to return loaned securities.
          Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults or fails financially. This risk is increased when the Fund’s loans are concentrated with a single or limited number of borrowers. There are no limits on the number of borrowers to which the Fund may lend securities and the Fund may lend securities to only one or a small group of borrowers. In addition, under the

7

Securities Lending Agreement, loans may be made to affiliates of [            ] as identified in the Securities Lending Agreement.
Risk Of Minority Positions And Control Positions
          The Fund, individually or together with other funds and accounts managed by the Subadviser, may obtain a controlling or other substantial position in a public or private company, which may impose additional risks. For example, should the Fund or other funds and accounts managed by the Subadviser obtain such a position, the Subadviser may be required to make filings with the SEC concerning its holdings and it may become subject to other regulatory restrictions that could limit the ability of the Fund to dispose of their holdings at the times and in the manner the Fund would prefer. In addition, it is possible, although unlikely, that the Fund might be deemed, in such circumstances, liable for environmental damage, product defects, failure to supervise, and other types of liability in which the limited liability characteristic of business operations may be ignored.
          Further, the Subadviser may designate directors to serve on the boards of directors of Fund portfolio companies. The designation of representatives and other measures contemplated could create exposure to claims by a portfolio company, its security holders and its creditors, including claims that the Fund or the Subadviser is a controlling person and thus is liable for securities laws violations of a portfolio company. These control positions could also result in certain liabilities in the event of bankruptcy (e.g. extension to one year of the 90-day bankruptcy preference period) or reorganization of a portfolio company; could result in claims that the designated directors violate their fiduciary or other duties to a portfolio company or fail to exercise appropriate levels of care under applicable corporate or securities laws, environmental laws or other legal principles; and could create exposure to claims that they have interfered in management to the detriment of a portfolio company. Notwithstanding the foregoing, neither the Fund nor the Subadviser will have unilateral control of any portfolio company and, accordingly, may be unable to control the timing or occurrence of an exit strategy for any portfolio company.
          In addition, the Fund may incur large expenses when taking control positions and there is no guarantee that such expenses can be recouped. Also, there is no guarantee that the Fund will succeed in obtaining control positions. This could result in the Fund’s investments being frozen in minority positions and could incur substantial losses.
Short Sales
          Short sales involve costs and risk. The Fund must pay the lender interest on the security it borrows, and the fund will lose money if the price of the security increases between the time of the short sale and the date when the fund replaces the borrowed security.
Commodities
          Commodity investments involve the risk of volatile market price fluctuation of commodities resulting from fluctuating demand, supply disruption, speculation and other factors.
Strategic Transactions and Derivatives
          Hedging and other strategic transactions may increase the volatility of the Fund and, if the transaction is not successful, could result in a significant loss to a fund. In addition, the use of derivative instruments (such as options, futures and swaps) could produce disproportionate gains or losses, more than the principal amount invested. Investing in derivative instruments involves risks different from, or possibly greater than, the risks

8

associated with investing directly in securities and other traditional investments and, in a down market, could become harder to value or sell at a fair price.
•	Credit default swaps Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), interest-rate risk, risk of default of the underlying reference obligation and risk of disproportionate loss are the principal risks of engaging in transactions involving credit default swaps.

•	Equity-linked notes are subject to risks similar to those related to investing in the underlying securities. An equity-linked note is dependent on the individual credit of the note’s issuer. Equity-linked notes often are privately placed and may not be rated. The secondary market for equity-linked notes may be limited.

•	Foreign currency forward contracts Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), foreign currency risk and risk of disproportionate loss are the principal risks of engaging in transactions involving foreign currency forward contracts.

•	Foreign currency swaps Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), foreign currency risk and risk of disproportionate loss are the principal risks of engaging in transactions involving foreign currency swaps.

•	Futures contracts Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions) and risk of disproportionate loss are the principal risks of engaging in transactions involving futures contracts.

•	Interest-rate swaps Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), interest-rate risk and risk of disproportionate loss are the principal risks of engaging in transactions involving interest-rate swaps.

•	Inverse floating rate securities Liquidity risk (i.e., the inability to enter into closing transactions), interest-rate risk, issuer risk and risk of disproportionate loss are the principal risks of engaging in transactions involving inverse floating rate securities.

•	Options Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions) and risk of disproportionate loss are the principal risks of engaging in transactions involving options. Counterparty risk does not apply to exchange-traded options.

•	Swaps Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), interest-rate risk, settlement risk, risk of default of the underlying reference obligation, and risk of disproportionate loss are the principal risks of engaging in transactions involving swaps.

•	Swaptions Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), interest-rate risk, risk of default of the underlying reference obligation and risk of disproportionate loss are the principal risks of engaging in transactions involving swaptions.

9

Investment Restrictions
     The Fund’s investment objective and the investment policies and strategies of the Fund described in the SAI and the Prospectus, except for the seven investment restrictions designated as fundamental policies under this caption, are not fundamental and may be changed by the Board of Trustees of the Fund (the “Board”) without shareholder approval.
     As referred to above, the following eight investment restrictions of the Fund are designated as fundamental policies and as such cannot be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities, which as used in this SAI means the lesser of: (a) 67% of the shares of the Fund present or represented by proxy at a meeting if the holders of more than 50% of the outstanding shares are present or represented at the meeting; or (b) more than 50% of outstanding shares of the Fund. As a matter of fundamental policy:
(1)	The Fund may not borrow money, except as permitted by the 1940 Act.

(2)	The Fund may not engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities.

(3)	The Fund may not purchase or sell physical commodities or contracts for the purchase or sale of physical commodities. Physical commodities do not include futures contracts with respect to securities, securities indices, currency or other financial instruments.

(4)	The Fund may not purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund’s ownership of securities.

(5)	The Fund may not make loans except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(6)	The Fund may not issue senior securities, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(7)	The Fund may not concentrate its investments in a particular industry, as that term is used in the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.
     The Fund may borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities. The 1940 Act currently requires that the Fund have 300% asset coverage at the time of borrowing with respect to all borrowings other than temporary borrowings.
     For purposes of construing restriction (7), securities of the U.S. Government, its agencies, or instrumentalities are not considered to represent industries. Municipal obligations backed by the credit of a governmental entity also are not considered to represent industries.
     The Fund has adopted the following non-fundamental investment policy, which may be changed by the Board without approval of the Fund’s shareholders. As a matter of non-fundamental policy, the Fund may not make short sales of securities or maintain a short position, unless at all times when a short position is open the

10

Fund either owns an equal amount of such securities or owns securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short.
     Upon the Board’s approval, the Fund may invest more than 10% of its total assets in one or more other management investment companies (or may invest in affiliated investment companies) to the extent permitted by the 1940 Act and rules thereunder.
     Whenever an investment policy or investment restriction set forth in the Prospectus or this SAI states a maximum percentage of assets that may be invested in any security or other asset or describes a policy regarding quality standards, such percentage limitation or standard shall be determined immediately after and as a result of the Fund’s acquisition of such security or asset. Accordingly, any later increase or decrease resulting from a change in values, assets or other circumstances or any subsequent rating change made by a rating agency (or as determined by the Subadviser if the security is not rated by a rating agency) will not compel the Fund to dispose of such security or other asset. Notwithstanding the foregoing, the Fund must always be in compliance with the borrowing policies set forth above.
TRUSTEES AND OFFICERS
     The Trustees of the Fund are responsible for the overall management and supervision of the affairs of the Fund. The Trustees and officers of the Fund are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. The “Independent Trustees” consist of those Trustees who are not “interested persons,” as that term is defined under the 1940 Act, of the Fund. Several of the officers and Trustees of the Fund also are officers or Directors of the Adviser. The business address of each Trustee and officer is 601 Congress Street, Boston, Massachusetts 02210.
     JHA has engaged Third Avenue as a subadviser to provide day-to-day portfolio management, pursuant to an investment subadvisory agreement between the Adviser and Third Avenue (the “Subadvisory Agreement”).

11

Interested Trustees

			Number of
			Funds in
			John Hancock Fund
Name	Position with the	Principal Occupation(s) and Other	Complex Overseen by
(Birth Year)	Fund	Directorships During the Past 5 Years	Trustee
Hugh McHaffie(1) (1959)	Trustee (since 2011)	Executive Vice President, John Hancock Financial Services (since 2006, including prior positions); President of John Hancock Variable Insurance Trust and John Hancock Funds II (since 2009); Trustee, John Hancock retail funds (since 2010); Chairman and Director, John Hancock Advisers, LLC, John Hancock Investment Management Services, LLC and John Hancock Funds, LLC (since 2010); Senior Vice President, Individual Business Product Management, MetLife, Inc. (1999-2006).	47

John G. Vrysen(1) (1955)	Trustee (since 2011)	Senior Vice President, John Hancock Financial Services (since 2006); Director, Executive Vice President and Chief Operating Officer, John Hancock Advisers, LLC, John Hancock Investment Management Services, LLC and John Hancock Funds, LLC (since 2005); Chief Operating Officer, John Hancock Funds II and John Hancock Variable Insurance Trust (since 2007); Chief Operating Officer, John Hancock retail funds (until 2009); Trustee, John Hancock retail funds (since 2009).	47

(1)	The Trustee is an Interested Trustee due to his position with the Adviser and certain of its affiliates.
Independent Trustees
[Missing information to be added by pre-effective amendment.]

12

			Number of Funds in
			John Hancock Fund
Name	Position with the	Principal Occupation(s) and Other	Complex Overseen by
(Birth Year)	Fund	Directorships During the Past 5 Years	Trustee
____________ (19____)	Trustee (since 2011)	____________________	47
Correspondence intended for any of the Trustees may be sent to the attention of the individual Trustee or to the Board at 601 Congress Street, Boston, Massachusetts 02210. All communications addressed to the Board or individual Trustee will be logged and sent to the Board or individual Trustee.
Principal Officers who are Not Trustees

Name	Position with	Officer
(Birth Year)	the Fund	since	Principal Occupation(s) During Past 5 Years
Keith F. Hartstein (1956)	President and Chief Executive Officer	2011	Senior Vice President, John Hancock Financial Services (since 2004); Director, President and Chief Executive Officer, John Hancock Advisers, LLC and John Hancock Funds, LLC (since 2005); Director, John Hancock Asset Management a division of Manulife Asset Management (US) LLC (since 2005); Director, John Hancock Investment Management Services, LLC (since 2006); President and Chief Executive Officer, John Hancock retail funds (since 2005); Member, Investment Company Institute Sales Force Marketing Committee (since 2003).

Andrew G. Arnott (1971)	Senior Vice President and Chief Operating Officer	2011	Senior Vice President, John Hancock Financial Services (since 2009); Executive Vice President, John Hancock Advisers, LLC (since 2005); Executive Vice President, John Hancock Investment Management Services, LLC (since 2006); Executive Vice President, John Hancock Funds, LLC (since 2004); Chief Operating Officer, John Hancock retail funds (since 2009); Senior Vice President, John Hancock retail funds (since 2010) Vice President, John Hancock Funds II and John Hancock Variable Insurance Trust (since 2006); Senior Vice President, Product Management and Development, John Hancock Funds, LLC (until 2009).

Thomas M. Kinzler (1955)	Secretary and Chief Legal Officer	2011	Vice President, John Hancock Financial Services (since 2006); Secretary and Chief Legal Counsel, John Hancock Advisers, LLC, John Hancock Investment Management Services, LLC and John Hancock Funds, LLC (since 2007); Secretary and Chief Legal

13

Name	Position with	Officer
(Birth Year)	the Fund	since	Principal Occupation(s) During Past 5 Years
			Officer, John Hancock retail funds, John Hancock Funds II and John Hancock Variable Insurance Trust (since 2006);Vice President and Associate General Counsel, Massachusetts Mutual Life Insurance Company (1999—2006); Secretary and Chief Legal Counsel, MML Series Investment Fund (2000—2006); Secretary and Chief Legal Counsel, MassMutual Select Funds and MassMutual Premier Funds (2004—2006).

Francis V. Knox, Jr. (1947)	Chief Compliance Officer	2011	Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds, John Hancock Funds II, John Hancock Variable Insurance Trust, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2005); Vice President and Chief Compliance Officer, John Hancock Asset Management a division of Manulife Asset Management (US) LLC (2005—2008).

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Name	Position with	Officer
(Birth Year)	the Fund	since	Principal Occupation(s) During Past 5 Years
Salvatore Schiavone (1965)	Treasurer	2011	Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer, John Hancock retail funds (since 2010); Treasurer, John Hancock closed-end funds (since 2009); Assistant Treasurer, John Hancock Funds II and John Hancock Variable Insurance Trust (since 2010); Assistant Treasurer, John Hancock retail funds, John Hancock Funds II and John Hancock Variable Insurance Trust (2007-2009); Assistant Treasurer, Fidelity Group of Funds (2005—2007); Vice President, Fidelity Management Research Company (2005—2007).

Charles A. Rizzo (1957)	Chief Financial Officer	2011	Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer, John Hancock retail funds, John Hancock Funds II and John Hancock Variable Insurance Trust (since 2007); Assistant Treasurer, Goldman Sachs Mutual Fund Complex (2005—2007); Vice President, Goldman Sachs (2005—2007).
     The Board currently consists of [__] members. The term of one class expires each year commencing with the first annual meeting following this initial public offering of the Fund’s common shares. The terms of Messrs. ________ ______, ______________ and ______________ expire at the first annual meeting following this public offering; the terms of Messrs. ______________, ______________ and ______________ expire at the second annual meeting; and the terms of Messrs. ______________, ______________, ______________ and ______________ expire at the third annual meeting. Subsequently, each class of Trustees will stand for election at the conclusion of its respective term. Such classification may prevent replacement of a majority of the Trustees for up to a two-year period.
     The Fund is organized as a Massachusetts business trust. Under the Fund’s Declaration of Trust, the Trustees are responsible for managing the affairs of the Fund, including the appointment of advisers and sub-advisers. The Trustees may appoint officers who assist in managing its day-to-day affairs.
Additional Information About the Trustees
     In addition to the description of each Trustee’s Principal Occupation(s) and Other Directorships set forth above, the following provides further information about each Trustee’s specific experience, qualifications, attributes or skills. The information in this section should not be understood to mean that any of the Trustees is an “expert” within the meaning of the federal securities laws.
     Although the Board’s Nominating, Governance and Administration Committee has general criteria that guides its choice of candidates to serve on the Board (as discussed below under “Board Committees”), there are no specific required qualifications for Board membership. The Board believes that the different perspectives,

15

viewpoints, professional experience, education, and individual qualities of each Trustee represent a diversity of experiences and a variety of complementary skills. Each Trustee has experience as a Trustee of other John Hancock funds. It is the Trustees’ belief that this allows the Board, as a whole, to oversee the business of the Fund in a manner consistent with the best interests of the Fund’s shareholders. When considering potential nominees to fill vacancies on the Board, and as part of its annual self-evaluation, the Board reviews the mix of skills and other relevant experiences of the Trustees.
     Hugh McHaffie — Through his positions as a senior executive of Manulife’s U.S. Wealth Management division, his prior position as a senior executive of MetLife, and membership in the Society of Actuaries and American Academy of Actuaries, Mr. McHaffie has experience in the development and management of registered investment companies, variable annuities and retirement products, enabling him to provide management input to the Board.
     ____________________ [name of Independent Trustee — [additional information]. [Information for each Independent Trustee to be added by pre-effective amendment.]
     John G. Vrysen — Through his positions as Director, Executive Vice President and Chief Operating Officer of the Adviser, position as a senior executive of MFC, the Adviser’s parent company, positions with other affiliates of the Adviser and current and former memberships in the Society of Actuaries, Canadian Institute of Actuaries and American Academy of Actuaries, Mr. Vrysen has experience in the development and management of registered investment companies, variable annuities and retirement products, enabling him to provide management input to the Board.
Duties of Trustees; Board Meetings and Board Committees
     The Fund is organized as a Massachusetts business trust. Under the Declaration of Trust, the Trustees are responsible for managing the affairs of the Fund, including the appointment of advisers and sub-advisers. Each Trustee has the experience, skills, attributes or qualifications described above (see “Principal Occupation(s) and Other Directorships” and “Additional Information About the Trustees” above). The Board appoints officers who assist in managing the day-to-day affairs of the Fund. As of the date of this SAI, the Board met once, on [ ], 2011, to take certain actions with respect to the establishment and organization of the Fund.
     The Board has appointed an Independent Trustee as Chairperson. The Chairperson presides at meetings of the Trustees and may call meetings of the Board and any Board committee whenever he or she deems it necessary. The Chairperson participates in the preparation of the agenda for meetings of the Board and the identification of information to be presented to the Board with respect to matters to be acted upon by the Board. The Chairperson also acts as a liaison with the Fund’s management, officers, attorneys, and other Trustees generally between meetings. The Chairperson may perform such other functions as may be requested by the Board from time to time. The Board has also designated a Vice Chairperson to serve in the absence of the Chairperson. Except for any duties specified in this SAI or pursuant to the Fund’s Declaration of Trust or By-laws, or as assigned by the Board, the designation of a Trustee as Chairperson or Vice Chairperson does not impose on that Trustee any duties, obligations or liability that are greater than the duties, obligations or liability imposed on any other Trustee, generally. The Board has designated a number of standing committees as further described below, each of which has a Chairman. The Board also designates working groups or ad hoc committees as it deems appropriate.
     The Board believes that this leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over matters under its purview, and it allocates areas of responsibility

16

among committees or working groups of Trustees and the full Board in a manner that enhances effective oversight. The Board considers leadership by an Independent Trustee as Chairperson to be integral to promoting effective independent oversight of the Fund’s operations and meaningful representation of the shareholders’ interests, given the amount of the Fund’s assets. The Board also believes that having a super-majority of Independent Trustees is appropriate and in the best interest of the Fund’s shareholders. Nevertheless, the Board also believes that having interested persons serve on the Board brings corporate and financial viewpoints that are, in the Board’s view, crucial elements in its decision-making process. In addition, the Board believes that Mr. McHaffie and Mr. Vrysen, each of whom is a senior executive of the Adviser, MFC (the Adviser’s parent company), and of other affiliates of the Adviser, provide the Board with the Adviser’s perspective in managing and sponsoring the Fund. The leadership structure of the Board may be changed, at any time and in the discretion of the Board, including in response to changes in circumstances or the characteristics of the Fund.
     Board Committees
     At its initial meeting on [            ], 2011, the Board established the following five standing committees: the Audit Committee; the Compliance Committee; the Nominating, Governance and Administration Committee; Investment Performance Committee A and the Contracts/Operations Committee. As of the date of this SAI, none of these committees has met.
     The current membership of each committee is set forth below. As Chairperson of the Board, M_. __________ is considered an ex officio member of each committee and, therefore, is able to attend and participate in any committee meeting, as appropriate. [Table to be completed by pre-effective amendment.]

Nominating,
		Governance and	Investment
Audit	Compliance	Administration	Performance A	Contracts/Operations
M_. _________	M_. _________	All Independent Trustees	M_. __________	M_. __________
M_. _________	M_. _________		M_. __________	M_. __________
M_. _________			M_. __________	M_. __________
     Audit Committee. All of the members of this Committee are independent, and each member is financially literate with at least one having accounting or financial management expertise. The Board has adopted a written charter for the Committee. This Committee recommends to the full Board the independent registered public accounting firm for the Fund, oversees the work of the independent registered public accounting firm in connection with the Fund’s audit, communicates with the independent registered public accounting firm on a regular basis and provides a forum for the independent registered public accounting firm to report and discuss any matters it deems appropriate at any time. M_. __________ serves as Chairman of this Committee.
     Compliance Committee. The primary role of this Committee is to oversee the activities of the Fund’s Chief Compliance Officer (“CCO”); the implementation and enforcement of the Fund’s compliance policies and procedures; and compliance with the Fund’s and the Independent Trustees’ Codes of Ethics. M_. __________ serves as Chairman of this Committee.
     Nominating, Governance and Administration Committee. This Committee is comprised of all of the Independent Trustees. This Committee periodically reviews the Board’s committee structure, conducts an annual self-assessment, and makes the final selection and nomination of candidates to serve as Independent Trustees. The Interested Trustees and the officers of the Fund are nominated and selected by the Board. M_. __________ serves as Chairman of this Committee.

17

     In reviewing a potential nominee and in evaluating the renomination of current Independent Trustees, this Committee will generally apply the following criteria: (i) the nominee’s reputation for integrity, honesty and adherence to high ethical standards; (ii) the nominee’s business acumen, experience and ability to exercise sound judgments; (iii) a commitment to understand the Fund and the responsibilities of a trustee of an investment company; (iv) a commitment to regularly attend and participate in meetings of the Board and its committees; (v) the ability to understand potential conflicts of interest involving management of the Fund and to act in the interests of all shareholders; and (vi) the absence of a real or apparent conflict of interest that would impair the nominee’s ability to represent the interests of all the shareholders and to fulfill the responsibilities of an Independent Trustee. This Committee does not necessarily place the same emphasis on each criteria and each nominee may not have each of these qualities.
     As long as an existing Independent Trustee continues, in the opinion of this Committee, to satisfy these criteria, the Fund anticipates that the Committee would favor the renomination of an existing Independent Trustee rather than a new candidate. Consequently, while this Committee will consider nominees recommended by shareholders to serve as Independent Trustees, the Committee may only act upon such recommendations if there is a vacancy on the Board or a committee determines that the selection of a new or additional Independent Trustee is in the best interests of the Fund. In the event that a vacancy arises or a change in Board membership is determined to be advisable, this Committee will, in addition to any shareholder recommendations, consider candidates identified by other means, including candidates proposed by members of this Committee. This Committee may retain a consultant to assist it in a search for a qualified candidate. The Committee has adopted Procedures for the Selection of Independent Trustees.
     Any shareholder recommendation for Independent Trustee must be submitted in compliance with all of the pertinent provisions of Rule 14a-8 under the Securities Exchange Act of 1934, as amended, to be considered by this Committee. In evaluating a nominee recommended by a shareholder, this Committee, in addition to the criteria discussed above, may consider the objectives of the shareholder in submitting that nomination and whether such objectives are consistent with the interests of all shareholders. If the Board determines to include a shareholder’s candidate among the slate of nominees, the candidate’s name will be placed on the Fund’s proxy card. If this Committee or the Board determines not to include such candidate among the Board’s designated nominees and the shareholder has satisfied the requirements of Rule 14a-8, the shareholder’s candidate will be treated as a nominee of the shareholder who originally nominated the candidate. In that case, the candidate will not be named on the proxy card distributed with the Fund’s Proxy Statement.
     Shareholders may communicate with the Trustees as a group or individually. Any such communication should be sent to the Board or an individual Trustee c/o The Secretary of the Fund at the following address: 601 Congress Street, Boston, Massachusetts 02210-2805. The Secretary may determine not to forward any letter to Trustees that does not relate to the business of the Fund.
     Investment Performance Committee A. This Committee monitors and analyzes the performance of the Fund generally, consults with the Adviser as necessary if the Fund requires special attention, and reviews peer groups and other comparative standards as necessary. M_. __________ serves as Chairman of this Committee.
     Contracts/Operations Committee. This Committee is composed of all of the Independent Trustees. This Committee oversees the initiation, operation, and renewal of the various contracts between the Fund and other entities. These contracts include advisory and sub-advisory agreements, custodial and transfer agency

18

agreements and arrangements with other service providers. M_. __________ serves as Chairman of this Committee.
     Annually, the Board evaluates its performance and that of its Committees, including the effectiveness of the Board’s Committee structure.
     Risk Oversight
     As a registered investment company, the Fund is subject to a variety of risks, including investment risks, financial risks, compliance risks, and operational risks. As part of its overall activities, the Board oversees the management of the Fund’s risk management structure by various departments of the Adviser, including: Investment Management Services Group (which oversees the Sub-adviser and investment management operations) (“IMS”), Fund Administration, Legal, the Product Group (which oversees new product development and marketplace positioning), and Internal Audit; as well as by the Fund’s CCO. The responsibility to manage the Fund’s risk management structure on a day-to-day basis is subsumed within the Adviser’s overall investment management responsibilities. The Adviser has its own, independent interest in risk management. The Adviser’s risk management program is part of the overall risk management program of John Hancock, the Adviser’s parent company.
     The Board recognizes that it is not possible to identify all of the risks that may affect the Fund or to develop processes and controls to eliminate or mitigate their occurrence or effects. The Board discharges risk oversight as part of its overall activities, with the assistance of its Investment Performance, Audit, Compliance, and Contracts/Operations Committees. In addressing issues regarding the Fund’s risk management between meetings, appropriate representatives of the Adviser communicate with the Chairperson of the Board, the relevant Committee Chair or the Fund’s CCO, who is directly accountable to the Board. As appropriate, the Chairperson of the Board and the Committee Chairs confer among themselves, with the Fund’s CCO, the Adviser, other service providers, external fund counsel, and counsel to the Independent Trustees, to identify and review risk management issues that may be placed on the full Board’s agenda and/or that of an appropriate Committee for review and discussion with management.
     The Audit Committee assists the Board in reviewing with the independent auditors, at various times throughout the year, matters relating to financial reporting. In addition, this Committee oversees the process of the Fund’s valuation of its portfolio securities, with day-to-day responsibility for valuation determinations having been delegated to the Fund’s Pricing Committee (comprised of officers of the Fund).
     Investment Performance Committee A assists the Board in overseeing the Fund’s significant investment policies. The Adviser monitors these policies and may recommend changes to this Committee in response to Sub-adviser requests or other circumstances. On a quarterly basis, this Committee reviews reports from IMS and the Product Group regarding the Fund’s investment performance, which include information about investment risks and how they are managed.
     The Compliance Committee assists the Board in overseeing the activities of the Fund’s CCO with respect to the compliance programs of the Fund, the Adviser, the Sub-adviser, and the transfer agent. This Committee and the Board receive and consider the CCO’s annual written report, which, among other things, summarizes material compliance issues that arose during the previous year and any remedial action taken to address these issues, as well as any material changes to the compliance programs. This Committee and the Board also receive

19

and consider reports from the Fund’s CCO throughout the year. As part of its oversight responsibilities, the Board has approved various compliance policies and procedures.
     Each of the above Board Committees meets at least quarterly. Each Committee presents reports to the Board, which may prompt further discussion of issues concerning the oversight of the Fund’s risk management. The Board also may discuss particular risks that are not addressed in the Committee process.
     The Contracts/Operations Committee assists the Board in overseeing the Adviser’s management of the Fund’s operational risks, particularly as it regards vendor management and the quality of services provided by various service providers. This Committee periodically reviews reports from Fund Administration on these issues and discusses its findings with the Board. Among other things, in its annual review of the Fund’s advisory and sub-advisory agreements, this Committee and the Board receive and review information provided by the Adviser, the Sub-adviser and the distributor relating to their operational capabilities, financial condition and resources.
     The Board also has a Nominating, Governance and Administration Committee that, among other matters, periodically reviews the Board’s committee structure and the charters of the Board’s committees, and recommends to the Board such changes as it deems appropriate. This Committee also coordinates and administers an annual self-evaluation of the Board that includes a review of its effectiveness in overseeing the number of funds in the fund complex and the effectiveness of its committee structure. The Board may, at any time and in its discretion, change the manner in which it conducts its risk oversight role.
     The Adviser also has its own, independent interest in risk management. In this regard, the Adviser has appointed a Risk and Investment Operations Committee, consisting of senior personnel from each of the Adviser’s functional departments. This Committee reports periodically to the Board on risk management matters. The Adviser’s risk management program is part of the overall risk management program of John Hancock, the Adviser’s parent company. John Hancock’s Chief Risk Officer supports the Adviser’s risk management program, and at the Board’s request will report on risk management matters.
     Independent Trustee Compensation
     The Fund pays fees only to its Independent Trustees. Trustees are reimbursed for travel and other out-of-pocket expenses. The following table provides information regarding the compensation paid by the Fund and the other investment companies in the John Hancock Fund Complex to the Independent Trustees for their services. [Table to be completed by pre-effective amendment.]

John Hancock Fund
Independent Trustee	Fund(1)	Complex(2)
	$[XXX]	$[XXX]
	$[XXX]	$[XXX]
	$[XXX]	$[XXX]
	$[XXX]	$[XXX]
	$[XXX]	$[XXX]
	$[XXX]	$[XXX]
	$[XXX]	$[XXX]
	$[XXX]	$[XXX]
	$[XXX]	$[XXX]

20

(1)	The amounts in this column represent compensation received as of the date of this SAI.

(2)	The amounts in this column represent compensation received during the year ended December 31, 2010.
     These Trustees oversee 47 series in the John Hancock Fund Complex, which consists of 262 series overall. The Fund does not have a pension or retirement plan for any of its Trustees or officers. The Fund participates in the John Hancock Deferred Compensation Plan for Independent Trustees (the “Plan”). Under the Plan, an Independent Trustee may elect to have his or her deferred fees invested in shares of one or more funds in the John Hancock Fund Complex and the amount paid to the Independent Trustees under the Plan will be determined based upon the performance of such investments. Deferral of Trustees’ fees does not obligate the Fund to retain the services of any Trustee or obligate the Fund to pay any particular level of compensation to the Trustee. Under these circumstances, the Trustee is not the legal owner of the underlying shares, but does participate in any positive or negative return on those shares to the same extent as all other shareholders. As of December 31, 2010, the value of the aggregate accrued deferred compensation amount from all funds in the John Hancock Fund Complex for Mr. ____________ was $[XXX]; Mr. ____________ was $[XXX]; Mr. ____________ was $[XXX]; Mr. ____________ was $[XXX]; and Mr. ____________ was $[XXX] under the Plan. [Missing information to be supplied by pre-effective amendment.]
     Trustee Ownership of Shares of John Hancock Funds
     The table below sets forth the dollar range of the value of the shares of the Fund, and the dollar range of the aggregate value of the shares of all funds in the John Hancock Fund Complex overseen or to be overseen by a Trustee, owned beneficially by each Trustee as of December 31, 2010. The current value of the funds that the participating Independent Trustees have selected under the Plan is included in this table. For purposes of this table, beneficial ownership is defined to mean a direct or indirect pecuniary interest. Exact dollar amounts of securities held are not listed in the table. Rather, the ranges are identified according to the following key: [Table to be completed by pre-effective amendment.]
          A — $0
          B — $1 up to and including $10,000
          C — $10,001 up to and including $50,000
          D — $50,001 up to and including $100,000
          E — $100,001 or more

Fund/Trustee	McHaffie
Emerging Markets Income	A	A	A	A	A	A	A
John Hancock Fund Complex	[X]	[X]	[X]	[X]	[X]	[X]	[X]

21

Fund/Trustee				Vrysen
Emerging Markets Income	A	A	A	A
John Hancock Fund Complex	[X]	[X]	[X]	[X]
     All of the officers listed are officers or employees of the Adviser or affiliated companies. Some of the Trustees and officers also may be officers and/or directors and/or Trustees of one or more of the other funds for which the Adviser or an affiliate of the Adviser serves as investment adviser.
     As of the date of this SAI, the officers and Trustees of the Fund as a group beneficially owned less than 1% of the outstanding shares of the Fund.
     During the calendar years ended December 31, 2009 and December 31, 2010, no Independent Trustee (or his or her immediate family members) had:
     1. Any direct or indirect interest in the Adviser, the Sub-adviser or principal underwriter of the Fund, or any person controlling, controlled by or under common control with the Adviser, Third Avenue or the principal underwriter of the Fund;
     2. Any direct or indirect material interest, in which the amount involved exceeds $120,000, in any transaction or series of similar transactions with: (i) the Fund; (ii) another fund managed by the Adviser or Third Avenue, or distributed by the principal underwriter of the Fund or a person controlling, controlled by or under common control with the Adviser, Third Avenue or the principal underwriter of the Fund; (iii) the Adviser, Third Avenue or the principal underwriter of the Fund; (iv) a person controlling, controlled by or under common control with the Adviser, Third Avenue or the principal underwriter of the Fund; or (v) an officer of any of the above; or
     3. Any direct or indirect relationship, in which the amount exceeds $120,000, with (i) the Fund; (ii) another fund managed by the Adviser, or distributed by the principal underwriter of the Fund or a person controlling, controlled by or under common control with the Adviser or the principal underwriter of the Fund; (iii) the Adviser or the principal underwriter of the Fund; (iv) a person controlling, controlled by or under common control with the Adviser or the principal underwriter of the Fund; or (v) an officer of any of the above.
     During the calendar years ended December 31, 2009 and December 31, 2010, no officer of the Adviser or the principal underwriter of the Fund or any person controlling, controlled by or under common control with the Adviser or the principal underwriter of the Fund served on the Board of Directors of a company where an Independent Trustee of the Fund or any of their immediate family members served as an officer.

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Proxy Voting
     The Fund’s proxy voting policies and procedures (the “Fund’s Procedures”) delegate to Third Avenue the responsibility to vote all proxies relating to securities held by the Fund in accordance with Third Avenue’s Global Proxy Voting Policy and Procedures. Third Avenue has a duty to vote such proxies in the best interests of the Fund and its shareholders. Complete descriptions of the Fund’s Procedures and the proxy voting procedures of Third Avenue are set forth in Appendix A to this SAI.
     It is possible that conflicts of interest could arise for Third Avenue when voting proxies. Such conflicts could arise, for example, when Third Avenue or its affiliate has a client or other business relationship with the issuer of the security being voted or with a third party that has an interest in the vote. A conflict of interest also could arise when the Fund, its investment adviser or principal underwriter or any of their affiliates has an interest in the vote.
     In the event that Third Avenue becomes aware of a material conflict of interest, the Fund’s Procedures generally require Third Avenue to follow any conflicts procedures that may be included in Third Avenue’s Global Proxy Voting Policy and Procedures. The conflict procedures generally include one or both of the following:
(a)	voting pursuant to the recommendation of a third party voting service; and/or

(b)	voting pursuant to pre-determined voting guidelines.
     The specific conflicts procedures of Third Avenue are set forth in Third Avenue’s proxy voting procedures included in Appendix A. While these conflicts procedures may reduce, they will not necessarily eliminate, any influence on proxy voting of conflicts of interest.
     Although Third Avenue has a duty to vote all proxies on behalf of the Fund, it is possible that Third Avenue may not be able to vote proxies under certain circumstances. For example, it may be impracticable to translate in a timely manner voting materials that are written in a foreign language or to travel to a foreign country when voting in person rather than by proxy is required. In addition, if the voting of proxies for shares of a security prohibits Third Avenue from trading the shares in the marketplace for a period of time, Third Avenue may determine that it is not in the best interests of the Fund to vote the proxies. Third Avenue also may choose not to recall securities that have been lent in order to vote proxies for shares of the security, since the Fund would lose security lending income if the securities were recalled.
     Information regarding how the Fund voted proxies relating to portfolio securities will be available: (1) without charge, upon request, by calling (800) 344-1029 (attention: Secretary); and (2) on the SEC’s website at http://www.sec.gov.
     The Fund’s shareholder reports will contain information regarding the basis for the Trustees’ approval of the Advisory Agreement and the Subadvisory Agreement.

23

INVESTMENT ADVISORY AND OTHER SERVICES
The Adviser
     John Hancock Advisers, LLC (the “Adviser”) is a Delaware limited liability corporation whose principal offices are located at 601 Congress Street, Boston, Massachusetts 02210, and serves as the Fund’s investment adviser. The Adviser is a wholly owned subsidiary of John Hancock Life Insurance Company (U.S.A.), a subsidiary of Manulife Financial Corporation (“Manulife Financial” or “MFC”). Manulife Financial is the holding company of The Manufacturers Life Insurance Company (the “Life Company”) and its subsidiaries. John Hancock Life Insurance Company (U.S.A.) and its subsidiaries (“John Hancock”) today offer a broad range of financial products and services, including whole, term, variable, and universal life insurance, as well as college savings products, mutual funds, fixed and variable annuities, long-term care insurance and various forms of business insurance.
     Manulife Financial is a leading Canadian-based financial services group serving millions of customers in 22 countries and territories worldwide. Operating as Manulife Financial in Canada and Asia, and primarily through John Hancock in the United States, the company offers clients a diverse range of financial protection products and wealth management services through its extensive network of employees, agents and distribution partners. Funds under management by Manulife Financial and its subsidiaries were Cdn$___ billion (US$___ billion) as of [____________], 2011. [Missing information to be supplied by pre-effective amendment.]
     Manulife Financial trades as ‘MFC’ on the Toronto Stock Exchange (“TSX”), the New York Stock Exchange (“NYSE”) and the Pacific Stock Exchange (“PSE”), and under ‘945’ on the Stock Exchange of Hong Kong (“SEHK”). Manulife Financial can be found on the Internet at www.manulife.com.
     The Adviser serves as investment adviser to the Fund and is responsible for the supervision of the Subadviser’s services to the Fund.
     The Fund has entered into an investment management contract (the “Advisory Agreement”) with the Adviser. Pursuant to the Advisory Agreement, the Adviser provides investment advisory services to the Fund. As compensation for its advisory services under the Advisory Agreement, the Adviser receives a fee from the Fund. The amount of the advisory fee is determined by applying the daily equivalent of an annual fee rate to the daily gross assets of the Fund.
     Pursuant to the Advisory Agreement, the Adviser selects, contracts with, and compensates the Subadviser to manage the investment and reinvestment of the assets of the Fund. The Adviser monitors the Subadviser’s management of the Fund’s investment operations in accordance with the investment objectives and related policies of the Fund, and reviews the performance of the Subadviser and reports periodically on such performance to the Board.
     Pursuant to the Advisory Agreement, JHA has engaged Third Avenue as a subadviser to provide day-to-day portfolio management of the Fund and to implement the Fund’s portfolio management strategies and investment objective. The Advisory Agreement provides that JHA may terminate any subadvisory agreement entered into and directly assume any functions performed by the sub-adviser, upon approval of the Board, without the need for approval of the shareholders of the Fund.
     The Fund bears all the costs of its organization and operation, including but not limited to expenses of preparing, printing and mailing all shareholders’ reports, notices, prospectuses, proxy statements and reports to

24

regulatory agencies; expenses relating to the issuance, registration and qualification of shares; government fees; interest charges; expenses of furnishing to shareholders their account statements; taxes; brokerage and other expenses connected with the execution of portfolio securities transactions; fees and expenses of custodians including those for keeping books and accounts maintaining a committed line of credit and calculating the NAV of shares; fees and expenses of transfer agents and dividend disbursing agents; legal, accounting, financial, management, tax and auditing fees and expenses of the Fund; the compensation and expenses of Trustees who are not otherwise affiliated with the Fund, the Adviser or any of their affiliates; expenses of Trustees’ and shareholders’ meetings; trade association memberships (as explicitly approved by the Trustees); insurance premiums; and any extraordinary expenses.
     Pursuant to the Advisory Agreement, the Adviser is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from its reckless disregard of its obligations and duties under the Agreement.
     Under the Advisory Agreement, the Fund may use the name “John Hancock” or any name derived from or similar to it only for so long as the Agreement or any extension, renewal or amendment thereof remains in effect. If the Agreement is no longer in effect, the Fund (to the extent that it lawfully can) will cease to use such name or any other name indicating that it is advised by or otherwise connected with the Adviser. In addition, the Adviser or the Life Company may grant the nonexclusive right to use the name “John Hancock” or any similar name to any other corporation or entity, including but not limited to any investment company of which the Life Company or any subsidiary or affiliate thereof or any successor to the business of any subsidiary or affiliate thereof shall be the investment adviser.
     From time to time, the Adviser may reduce its fee or make other arrangements to limit the Fund’s expenses to a specified percentage of average daily gross assets. For three years following any such reduction or reimbursement, the Adviser retains the right to reimpose a fee and/or recover any other payments to the extent that the Fund’s actual expenses at the time of such recovery fall below this limit.
     The Advisory Agreement with the Adviser continues in effect for an initial period of two years until      , 2013, and from year to year thereafter so long as such continuance is approved at least annually: (i) by the vote of a majority of the Independent Trustees of the Fund or of the Adviser, such vote being cast in person at a meeting specifically called for the purpose of voting on such approval; and (ii) by the Board or by vote of a majority of the outstanding shares of the Fund. The Advisory Agreement may be terminated at any time without penalty on sixty (60) days’ written notice by the Trustees of the Fund or JHA, as applicable, or by vote of the majority of the outstanding shares of the Fund. The Advisory Agreement will terminate automatically in the event of its assignment. The Subadvisory Agreement terminates automatically upon the termination of the Advisory Agreement. The Advisory Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties to the Fund under such agreements on the part of JHA, JHA shall not be liable to the Fund for any loss incurred, to the extent not covered by insurance.
     Personnel of the Adviser and its affiliates may trade securities for their personal accounts. The Fund also may hold, or may be buying or selling, the same securities. To prevent the Fund from being disadvantaged, the Adviser, the Subadviser and the Fund have adopted Codes of Ethics that restrict the trading activity of those personnel.

25

     Service Agreement. The Fund operates under a Service Agreement with JHA, under which the Fund receives Non-Advisory Services. These Non-Advisory Services include, but are not limited to, legal, tax, accounting, valuation, financial reporting and performance, compliance, service provider oversight, portfolio and cash management, SEC filings, graphic design, and other services that are not investment advisory in nature. JHA is reimbursed for its costs in providing Non-Advisory Services to the Fund under the Service Agreement.
     JHA is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the Service Agreement relates, except losses resulting from willful misfeasance, bad faith or negligence by JHA in the performance of its duties or from reckless disregard by John Hancock of its obligations under the Agreement.
     The Service Agreement has an initial term of two years, and may continue thereafter so long as such continuance is specifically approved at least annually by a majority of the Board and a majority of the Independent Trustees. The Fund or JHA may terminate the Agreement at any time without penalty on 60 days’ written notice to the other party. The Agreement may be amended by mutual written agreement of the parties, without obtaining shareholder approval.
Third Avenue
     The Subadviser, Third Avenue Management LLC, is a Delaware limited liability company with principal offices at 622 Third Avenue, New York, New York 10017. The parent company of the Adviser is Third Avenue Holdings Delaware LLC, which is majority owned by Affiliated Managers Group, Inc. (“AMG”), and the remaining portion is owned by the senior management of the Adviser, including key employees of the Adviser, and the children of Martin J. Whitman. AMG is a holding company that holds interests in several investment management firms. As of June 30, 2011, Third Avenue had investment management authority with respect to approximately $15.3 billion in assets.
     The Fund has engaged Third Avenue to serve as a subadviser to the Fund and to be responsible for the day-to-day management of the Fund’s portfolio investments.
     Under the terms of the Subadvisory Agreement, Third Avenue will be responsible for implementing the Fund’s investment strategies on a day-to-day basis, all subject to the supervision and direction of the Board and the Adviser. For services rendered by Third Avenue under the Subadvisory Agreement, JHA (not the Fund) pays Third Avenue a fee, calculated daily and payable monthly in arrears, based on an annual percentage of the value of the Fund’s average gross assets.
     The Subadvisory Agreement with Third Avenue continues until            , 2013 and from year to year thereafter if approved annually: (i) by the Board or by the holders of a majority of its outstanding voting securities; and (ii) by a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Subadvisory Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. The Subadvisory Agreement terminates automatically on its assignment and may be terminated without penalty on 60 days written notice at the option of the Adviser, Third Avenue, by the Board or by a vote of a “majority of the outstanding shares” (as defined in the 1940 Act) of the Fund. The Subadvisory Agreement terminates automatically upon the termination of the Advisory Agreement.

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     The Subadvisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations and duties thereunder, Third Avenue is not liable for any error or judgment or mistake of law or for any loss suffered by the Fund.
Portfolio Managers
     Day-to-day management of the Fund is the responsibility of the investment professionals associated with Third Avenue. The individuals responsible for managing the implementation and monitoring the overall portfolio management of the Fund are listed below. The following table sets forth additional information about these individuals as of [_____________], 2011. [Missing information to be supplied by pre-effective amendment.]

Advisory fee
based on
performance
	Number of	Total assets	Number of	Total assets
Portfolio Manager/Type of Account	Accounts	($ in millions)	accounts	($ in millions)
Michael Lehmann
Registered Investment Companies	—	$	—	$
Other Pooled Investments	—	$	—	$
Other Accounts	—	$	—	$

Thomas Lapointe
Registered Investment Companies	—	$	—	$
Other Pooled Investments	—	$	—	$
Other Accounts	—	$	—	$
Conflicts Of Interest
     Third Avenue has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. Third Avenue has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, Third Avenue furnishes investment management and advisory services to numerous clients in addition to the Fund, and Third Avenue may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts that are hedge funds or have performance or higher fees paid to Third Avenue, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, Third Avenue, its affiliates and any officer, director, stockholder or employee may or may not have an interest in the securities whose purchase and sale Third Avenue recommends to the Fund. Actions with respect to securities of the same kind may be the same as or different from the action which Third Avenue, or any of its affiliates, or any officer, director, stockholder,

27

employee or any member of their families may take with respect to the same securities. Moreover, Third Avenue may refrain from rendering any advice or services concerning securities of companies of which any of Third Avenue’s (or its affiliates’) officers, directors or employees are directors or officers, or companies as to which Third Avenue or any of its affiliates or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for the Fund.
     As a fiduciary, Third Avenue owes a duty of loyalty to its clients and must treat each client fairly. When Third Avenue purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. Third Avenue attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, Third Avenue has adopted a policy that is intended to ensure that investment opportunities are allocated fairly and equitably among client accounts over time. This policy also seeks to achieve reasonable efficiency in client transactions and provide Third Avenue with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base.
Compensation
     Third Avenue receives a fee based on the average daily gross assets of the Fund as set forth in the Subadvisory Agreement between Third Avenue and the Adviser with respect to the Fund. Third Avenue pays its investment professionals out of its total revenues, including the advisory fees earned with respect to the Fund.
     Professional compensation at Third Avenue is structured so that key professionals benefit from staying with the Subadviser. Each portfolio manager receives a fixed base salary and a cash bonus payable every year. A portion of the bonus is deferred pursuant to the practice of the Subadviser. The bonus is determined in the discretion of senior management of the Subadviser, and is based on a qualitative analysis of several factors, including the profitability of the Subadviser and the contribution of the individual employee. Obviously, many of the factors considered by management in reaching its compensation determinations will be impacted by the long-term performance and the value of assets held in the Fund as well as the portfolios managed for the Subadviser’s other clients. However, there are no set formulas and no benchmarks considered in these determinations, which are not quantitative in any way. When portfolio managers also perform additional management functions within the Subadviser, those contributions may also be considered in the determination of bonus compensation. Each portfolio manager who is a partner in the Subadviser also receives a quarterly pro rata distribution based on the revenues of the Subadviser as a whole. The amount of these revenues is affected by many different factors, but the portion paid to each partner remains constant, subject to the admission or departure of partners during any given time period.
Securities Owned in the Fund by Portfolio Managers
     As of the date of this SAI, the Portfolio Managers do not own any securities of the Fund.
Codes of Ethics
     The Adviser, Third Avenue and the Fund have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. The Code of Ethics applies to the personal investing activities of the trustees, directors, officers and certain employees of the Fund, the Adviser or the Subadviser (“Access Persons”), as applicable. Rule 17j-1 and the Code of Ethics are designed to prevent unlawful practices in connection with the purchase or sale of

28

securities by Access Persons. The Code of Ethics permits Access Persons to trade securities for their own accounts, including securities that may be purchased or held by the Fund, and generally requires them to report their personal securities. The Adviser’s, Third Avenue’s and the Fund’s Codes of Ethics will be included as exhibits to the Fund’s registration statement, which will be on file with the SEC, and available as described on the cover page of this SAI.
DETERMINATION OF NET ASSET VALUE
     The Fund’s net asset value per Common Share (“NAV”) is calculated by dividing the value of the Fund’s net assets by the number of outstanding Common Shares. NAV is determined each day the NYSE is open as of the close of regular trading (normally, 4:00 p.m., Eastern time). In computing NAV, portfolio securities of the Fund are valued at their current market values determined on the basis of market quotations. If market quotations are not readily available, securities are valued at fair value as determined by the Board. Fair valuation involves subjective judgments, and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.
     The Fund may use one or more third-party pricing services to assist it in determining the market value of securities in the Fund’s portfolio. State Street Bank and Trust Company calculates the Fund’s NAV by dividing the value of the Fund’s total assets (the value of the securities the Fund holds plus cash or other assets, including interest accrued but not yet received), less accrued expenses of the Fund, less the Fund’s other liabilities (including dividends payable and any borrowings) by the total number of Common Shares outstanding.
     On any day an international market is closed and the NYSE is open, any foreign securities will be valued at the prior day’s close with the current day’s exchange rate. Trading of foreign securities may take place on Saturdays and U.S. business holidays on which the NAV is not calculated. Consequently, the Fund’s portfolio securities may trade and the NAV may be significantly affected on days when the Fund and NYSE are not open for business. As a result, the NAV may change at times when it is not possible to purchase or sell shares of the Fund.
     For purposes of calculating the NAV, investment transactions are accounted for on a “trade date plus one basis” (i.e., the business day following the trade date). However, for financial reporting purposes, investment transactions are reported on the trade date.
     Portfolio securities are valued by various methods, which are generally described below. The Fund’s portfolio securities also may be fair valued by the Fund’s Pricing Committee in certain instances.
     Most equity securities that are traded on stock exchanges (including securities traded in both the over-the-counter (“OTC”) market and on an exchange) are valued at the last sales prices as of the close of the exchange in the principal market on which the security trades, or, lacking any sales, at the closing bid prices. Certain exceptions exist. For example, securities traded on the London Stock Exchange and NASDAQ are valued at the official closing price.
     Securities traded only in the OTC market are generally valued at the last bid prices quoted by brokers that make markets in the securities at the close of regular trading on the NYSE.
     Debt securities for which market quotations are readily available may be valued at market value determined by the security’s most recent bid price (sales price if the principal market is an exchange) in the

29

principal market in which it is normally traded, as furnished by recognized dealers in such securities. Debt securities (other than certain short term debt securities that are valued at amortized cost) and convertible securities also may be valued on the basis of information furnished by a pricing service. A number of pricing services are available and the Fund may use various pricing services or discontinue the use of any pricing service.
     Certain short term debt instruments will be valued on an amortized cost basis. Under this method of valuation, the instrument is initially valued at cost. For securities purchased at a discount or premium, the Fund assumes a constant proportionate amortization in value until maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. While the amortized cost method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price that would be received upon sale of the instrument.
     Shares of open-end investment companies are valued based on the NAV of those investment companies.
     The value of securities denominated in foreign currencies is converted into U.S. dollars at the prevailing exchange rate at the close of the NYSE.
     Exchange-traded options are valued at sale prices, if available, and at the mean of the bid and ask prices if a sale price is unavailable.
     Futures contracts are valued at the most recent settlement price.
     A non-negotiable security not treated as an illiquid security because it may be redeemed with the issuer, subject to a penalty for early redemption, shall be assigned a value that takes into account the reduced amount that would be received if it were liquidated at the time of valuation.
BROKERAGE ALLOCATION
     Pursuant to the Subadvisory Agreement, the Subadviser is responsible for placing all orders for the purchase and sale of portfolio securities of the Fund. The Subadviser has no formula for the distribution of the Fund’s brokerage business; rather it places orders for the purchase and sale of securities with the primary objective of obtaining the most favorable overall results for the Fund and the Subadviser’s other clients. The cost of securities transactions for the Fund will consist primarily of brokerage commissions or dealer or underwriter spreads. Fixed-income securities and money market instruments are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes.
     Occasionally, securities may be purchased directly from the issuer. For securities traded primarily in the OTC market, the Subadviser will, where possible, deal directly with dealers who make a market in the securities unless better prices and execution are available elsewhere. Such dealers usually act as principals for their own account.
     Selection of Brokers or Dealers to Effect Trades. In selecting brokers or dealers to implement transactions, the Subadviser will give consideration to a number of factors, including:
•	price, dealer spread or commission, if any;

•	the reliability, integrity and financial condition of the broker-dealer;

30

•	size of the transaction;

•	difficulty of execution;

•	brokerage and research services provided; and

•	confidentiality and anonymity.
     Consideration of these factors by the Subadviser, either in terms of a particular transaction or the Subadviser’s overall responsibilities with respect to the Fund and any other accounts managed by the Subadviser, could result in the Fund paying a commission or spread on a transaction that is in excess of the amount of commission or spread another broker-dealer might have charged for executing the same transaction.
     Soft Dollar Considerations. In selecting brokers and dealers, the Subadviser will give consideration to the value and quality of any research, statistical, quotation, brokerage or valuation services provided by the broker or dealer to the Subadviser. In placing a purchase or sale order, the Subadviser has discretion to pay a greater amount if it, in good faith, determines that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, either in terms of that particular transaction or in fulfilling the overall responsibilities of the Subadviser to the Fund. The Subadviser will monitor any such payments to ensure it believes that they are reasonable in relation to the information and/or services being provided. In allocating any such portfolio brokerage, the Subadviser considers any research, statistical and other factual information provided by various brokers from time to time to the Subadviser, although the Subadviser does not have, and does not intend to enter into, soft dollar arrangements with broker-dealers that require any certain commission amount. Such information as is received from time to time is available to the Subadviser for the benefit of all clients, not just the clients paying the commissions on any particular trades. The products and services received by the Subadviser in exchange for “soft dollar” research commissions paid are all within the eligibility requirements of Section 28(e) of the Securities Exchange Act of 1934. The services received may include: proprietary research reports on individual issuers and industries (may be upon request or unsolicited), access to analysts, assistance in arranging meetings with executives of issuers (level of assistance may range from having executives visit the Subadviser’s offices to scheduling a full itinerary for overseas trips visiting numerous executives at numerous issuers), and invitations to group presentations by analysts and/or issuer executives. The products and services are not received pursuant to a formal arrangement requiring a specific level of commissions in exchange for research. These products and services represent lawful and appropriate assistance to the Subadviser in the performance of its investment making decision responsibilities, and the Subadviser believes that commissions paid to brokers providing the products and services is reasonable in relation to the value of such products and services received (however, since research provided is not offered for an unbundled price, no specific dollar value can be assigned). The timing of the receipt of research information, and commissions directed to the broker providing the information, will not necessarily coincide. The research obtained through the payment of commissions by the Fund may be used to benefit other Subadviser clients. Conversely, research obtained through the payment of commissions by other Subadviser clients may be used to benefit the Fund.
     Allocation of Trades by the Subadviser. The Subadviser manages a number of accounts other than the Fund. Although investment determinations for the Fund will be made by the Subadviser independently from the investment determinations that it makes for any other account, investments deemed appropriate for the Fund by the Subadviser also may be deemed appropriate by them for other accounts. Therefore, the same security may be purchased or sold at or about the same time for both the Fund and other accounts. In such circumstances, the Subadviser may determine that orders for the purchase or sale of the same security for the Fund and one or more

31

other accounts should be combined. In this event, the transactions will be priced and allocated in a manner deemed by the Subadviser to be equitable and in the best interests of the Fund and such other accounts. While in some instances, combined orders could adversely affect the price or volume of a security, the Fund believes that its participation in such transactions on balance will produce better overall results for the Fund.
     Affiliated Underwriting Transactions by the Subadviser. The Board has approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby the Fund may purchase securities that are offered in underwritings in which an affiliate of the Adviser or the Subadviser participates. These procedures prohibit the Fund from directly or indirectly benefiting an Adviser or Subadviser affiliate in connection with such underwritings. In addition, for underwritings where an Adviser or Subadviser affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the Fund could purchase.
     Commission Recapture Program. The Board has approved the Fund’s participation in a commission recapture program. Commission recapture is a form of institutional discount brokerage that returns commission dollars directly to the Fund. It provides a way to gain control over the commission expenses incurred by the Subadviser, which can be significant over time and thereby reduces expenses, improves cash flow and conserves assets. The Fund can derive commission recapture dollars from both equity trading commissions and fixed-income (commission equivalent) spreads. From time to time, the Board reviews whether participation in the recapture program is in the best interests of the Fund.
TAXES
     The following discussion of federal income tax matters is based on the advice of K&L Gates LLP, counsel to the Fund. The Fund intends to elect to be treated and to qualify each year as a regulated investment company (“RIC”) under the Code.
     To qualify as a RIC for income tax purposes, the Fund must derive at least 90% of its annual gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities and currencies, and net income derived from an interest in a qualified publicly traded partnership. A “qualified publicly traded partnership” is a publicly traded partnership that meets certain requirements with respect to the nature of its income. To qualify as a RIC, the Fund must also satisfy certain requirements with respect to the diversification of its assets. The Fund must have, at the close of each quarter of the taxable year, at least 50% of the value of its total assets represented by cash, cash items, U.S. government securities, securities of other regulated investment companies, and other securities that, in respect of any one issuer, do not represent more than 5% of the value of the assets of the Fund nor more than 10% of the voting securities of that issuer. In addition, at those times not more than 25% of the value of the Fund’s assets can be invested in securities (other than United States Government securities or the securities of other regulated investment companies) of any one issuer, or of two or more issuers, which the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses, or of one or more qualified publicly traded partnerships. If the Fund fails to meet the annual gross income test described above, the Fund will nevertheless be considered to have satisfied the test if (i) (a) such failure is due to reasonable cause and not due to willful neglect and (b) the Fund reports the failure pursuant to Treasury Regulations to be adopted, and (ii) the Fund pays an excise tax equal to the excess non-qualifying income. If the Fund fails to meet the asset diversification test described above with respect to any quarter, the Fund will nevertheless be considered to have satisfied the requirements for such quarter if the Fund

32

cures such failure within 6 months and either (i) such failure is de minimis or (ii) (a) such failure is due to reasonable cause and not due to willful neglect and (b) the Fund reports the failure under Treasury Regulations to be adopted and pays an excise tax.
     As a RIC, the Fund generally will not be subject to federal income tax on its investment company taxable income (as that term is defined in the Code, but without regard to the deductions for dividends paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes in each taxable year to its shareholders, provided that it distributes at least 90% of its investment company taxable income and 90% of its net tax-exempt interest income for such taxable year. The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income, net tax-exempt income and net capital gain, if any. In order to avoid incurring a nondeductible 4% federal excise tax obligation, the Code requires that the Fund distribute (or be deemed to have distributed) by December 31 of each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income for such year, (ii) 98.2% of its capital gain net income (which is the excess of its realized net long-term capital gain over its realized net short-term capital loss), generally computed on the basis of the one-year period ending on October 31 of such year, after reduction by any available capital loss carryforwards and (iii) 100% of any ordinary income and capital gain net income from the prior year (as previously computed) that were not paid out during such year and on which the Fund paid no United States federal income tax. Under current law, provided that the Fund qualifies as a RIC for federal income tax purposes, the Fund should not be liable for any income, corporate excise or franchise tax in The Commonwealth of Massachusetts.
     If the Fund does not qualify as a RIC or fails to satisfy the 90% distribution requirement for any taxable year, the Fund’s taxable income will be subject to corporate income taxes, and all distributions from earnings and profits, including distributions of net capital gain (if any), will be taxable to the shareholder as ordinary income. Such distributions generally would be eligible (i) to be treated as qualified dividend income in the case of individual and other noncorporate shareholders and (ii) for the dividends received deduction (“DRD”) in the case of corporate shareholders. In addition, in order to requalify for taxation as a RIC, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.
     For federal income tax purposes, distributions paid out of the Fund’s current or accumulated earnings and profits will, except in the case of distributions of qualified dividend income and capital gain dividends described below, be taxable as ordinary dividend income. Certain income distributions paid by the Fund (whether paid in cash or reinvested in additional Fund shares) to individual taxpayers are taxed at rates applicable to net long-term capital gains (currently 15%, or 0% for individuals in the 10% or 15% tax brackets). This tax treatment applies only if certain holding period requirements and other requirements are satisfied by the shareholder and the dividends are attributable to qualified dividend income received by the Fund itself, and there can be no assurance as to what portion of the Fund’s dividend distributions will qualify for favorable treatment. For this purpose, “qualified dividend income” means dividends received by the Fund from United States corporations and “qualified foreign corporations,” provided that the Fund satisfies certain holding period and other requirements in respect of the stock of such corporations. These special rules relating to the taxation of ordinary income dividends paid by RICs generally apply to taxable years beginning before January 1, 2013. Thereafter, the Fund’s dividends, other than capital gain dividends, will be fully taxable at ordinary income tax rates unless further Congressional action is taken. Thus, no assurance can be given that current law applicable to qualified dividend income will continue after December 31, 2012.

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     Shareholders receiving any distribution from the Fund in the form of additional shares pursuant to the dividend reinvestment plan will be treated as receiving a taxable distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.
     Dividends of investment company taxable income designated by the Fund and received by corporate shareholders of the Fund will qualify for the DRD to the extent of the amount of qualifying dividends received by the Fund from domestic corporations for the taxable year. A dividend received by the Fund will not be treated as a qualifying dividend (i) to the extent the stock on which the dividend is paid is considered to be “debt-financed” (generally, acquired with borrowed funds), (ii) if the Fund fails to meet certain holding period requirements for the stock on which the dividend is paid or (iii) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the DRD may be disallowed or reduced if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or by application of the Code.
     Distributions of net capital gain, if any, designated as capital gain dividends are taxable to a shareholder as long-term capital gain, regardless of how long the shareholder has held Fund shares. A distribution of an amount in excess of the Fund’s current and accumulated earnings and profits will be treated by a shareholder as a return of capital which is applied against and reduces the shareholder’s basis in his or her shares. To the extent that the amount of any such distribution exceeds the shareholder’s basis in his or her shares, the excess will be treated by the shareholder as gain from a sale or exchange of the shares. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income.
     The Fund may elect to retain its net capital gain or a portion thereof for investment and be taxed at corporate rates on the amount retained. In such case, it may designate the retained amount as undistributed capital gain in a notice to its shareholders who will be treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will: (i) be required to report his pro rata share of such gain on his tax return as long-term capital gain; (ii) receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain; and (iii) increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.
     Selling shareholders will generally recognize gain or loss in an amount equal to the difference between the shareholder’s adjusted tax basis in the shares sold and the sale proceeds. If the shares are held as a capital asset, the gain or loss will be a capital gain or loss. The current maximum tax rate applicable to net capital gain recognized by individuals and other non-corporate taxpayers is: (i) the same as the maximum ordinary income tax rate for gain recognized on the sale of capital assets held for one year or less; or (ii) 15% for gains recognized on the sale of capital assets held for more than one year (as well as certain capital gain distributions) (0% for individuals in the 10% or 15% tax brackets) but only for taxable years beginning on or before December 31, 2012. Thereafter, the maximum rate will increase to 20%, unless Congress enacts legislation providing otherwise.
     Any loss realized upon the sale or exchange of Fund shares with a holding period of six months or less will be treated as a long-term capital loss to the extent of any capital gain distributions received (or amounts designated as undistributed capital gains) with respect to such shares. In addition, all or a portion of a loss realized on a sale or other disposition of Fund shares may be disallowed under “wash sale” rules to the extent the shareholder acquires other shares of the Fund (whether through the reinvestment of distributions or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition

34

of the common shares. Any disallowed loss will result in an adjustment to the shareholder’s tax basis in some or all of the other shares acquired.
     Sales charges paid upon a purchase of shares cannot be taken into account for purposes of determining gain or loss on a sale of the shares before the 91st day after their purchase to the extent a sales charge is reduced or eliminated in a subsequent acquisition of shares of the Fund (or of another fund), during the period beginning on the date of such sale and ending on January 31 of the calendar year following the calendar year in which the sale is made, pursuant to the reinvestment or exchange privilege. Any disregarded amounts will result in an adjustment to the shareholder’s tax basis in some or all of any other shares acquired.
     Under legislation enacted in 2010, effective for tax years beginning after December 31, 2012, certain net investment income received by an individual having modified adjusted gross income in excess of $200,000 (or $250,000 for married individuals filing jointly) will be subject to a tax of 3.8 percent. Certain dividends and capital gain distributions paid by the Fund will constitute investment income of the type subject to this tax.
     Dividends and distributions on the Fund’s shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund’s net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when the Fund’s net asset value also reflects unrealized losses. Certain distributions declared in October, November or December to shareholders of record of such month and paid in the following January will be taxed to shareholders as if received on December 31 of the year in which they were declared. In addition, certain other distributions made after the close of a taxable year of the Fund may be “spilled back” and treated as paid by the Fund (except for purposes of the non-deductible 4% federal excise tax) during such taxable year. In such case, shareholders will be treated as having received such dividends in the taxable year in which the distributions were actually made.
     The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.
     The benefits of the reduced tax rates applicable to long-term capital gains and qualified dividend income may be impacted by the application of the alternative minimum tax to individual shareholders.
     The Fund may recognize gain (but not loss) from a constructive sale of certain “appreciated financial positions” if the Fund enters into a short sale, offsetting notional principal contract, or forward contract transaction with respect to the appreciated position or substantially identical property. Appreciated financial positions subject to this constructive sale treatment include interests (including options and forward contracts and short sales) in stock and certain other instruments. Constructive sale treatment does not apply if the transaction is closed out not later than thirty days after the end of the taxable year in which the transaction was initiated, and the underlying appreciated securities position is held unhedged for at least the next sixty days after the hedging transaction is closed.
     Gain or loss from a short sale of property is generally considered as capital gain or loss to the extent the property used to close the short sale constitutes a capital asset in the Fund’s hands. Except with respect to certain situations where the property used to close a short sale has a long-term holding period on the date the short sale is entered into, gains on short sales generally are short-term capital gains. A loss on a short sale will

35

be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by the Fund for more than one year. In addition, entering into a short sale may result in suspension of the holding period of “substantially identical property” held by the Fund.
     Gain or loss on a short sale will generally not be realized until such time as the short sale is closed. However, as described above in the discussion of constructive sales, if the Fund holds a short sale position with respect to securities that have appreciated in value, and it then acquires property that is the same as or substantially identical to the property sold short, the Fund generally will recognize gain on the date it acquires such property as if the short sale were closed on such date with such property. Similarly, if the Fund holds an appreciated financial position with respect to securities and then enters into a short sale with respect to the same or substantially identical property, the Fund generally will recognize gain as if the appreciated financial position were sold at its fair market value on the date it enters into the short sale. The subsequent holding period for any appreciated financial position that is subject to these constructive sale rules will be determined as if such position were acquired on the date of the constructive sale.
     The Fund’s transactions in futures contracts and options will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital, or short-term or long-term), may accelerate recognition of income to the Fund and may defer Fund losses. These rules could, therefore, affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out), and (b) may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement for qualifying to be taxed as a RIC and the 98% distribution requirement for avoiding excise taxes. The Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any futures contract, option or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund from being taxed as a RIC.
     Further, certain of the Fund’s investment practices are subject to special and complex federal income tax provisions that may, among other things, (i) convert dividends that would otherwise constitute qualified dividend income into short-term capital gain or ordinary income taxed at the higher rate applicable to ordinary income, (ii) treat dividends that would otherwise be eligible for the corporate dividends received deduction as ineligible for such treatment, (iii) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (iv) convert long-term capital gain into short-term capital gain or ordinary income, (v) convert an ordinary loss or deduction into a capital loss (the deductibility of which is more limited), (vi) cause the Fund to recognize income or gain without a corresponding receipt of cash, (vii) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (viii) adversely alter the characterization of certain complex financial transactions, and (ix) produce income that will not qualify as good income for purposes of the 90% annual gross income requirement described above. While it may not always be successful in doing so, the Fund will seek to avoid or minimize any adverse tax consequences of its investment practices.
     Dividends and interest received, and gains realized, by the Fund on foreign securities may be subject to income, withholding or other taxes imposed by foreign countries and United States possessions (collectively “foreign taxes”) that would reduce the return on its securities. Tax conventions between certain countries and the United States, however, may reduce or eliminate foreign taxes, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. Shareholders will generally not be entitled to claim a credit or deduction with respect to foreign taxes paid by the Fund.

36

     The Fund may invest in the stock of “passive foreign investment companies” (“PFICs”). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, the Fund will be subject to federal income tax on a portion of any “excess distribution” received on the stock of a PFIC or of any gain from disposition of that stock (collectively “PFIC income”), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund’s investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders.
     If the Fund invests in a PFIC and elects to treat the PFIC as a “qualified electing fund” (“QEF”), then in lieu of the foregoing tax and interest obligation, the Fund will be required to include in income each year its pro rata share of the QEF’s annual ordinary earnings and net capital gain—which it may have to distribute to satisfy the distribution requirement and avoid imposition of the excise tax—even if the QEF does not distribute those earnings and gain to the Fund. In most instances it will be very difficult, if not impossible, to make this election because of certain of its requirements.
     The Fund may elect to “mark-to-market” its stock in any PFIC. “Marking-to-market,” in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of a PFIC’s stock over the Fund’s adjusted basis therein as of the end of that year. Pursuant to the election, the Fund also would be allowed to deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains (reduced by any prior deductions) with respect to that stock included by the Fund for prior taxable years under the election. The Fund’s adjusted basis in each PFIC’s stock with respect to which it has made this election will be adjusted to reflect the amounts of income included and deductions taken thereunder. The reduced rates for “qualified dividend income” are not applicable to: (i) dividends paid by a foreign corporation that is a PFIC; (ii) income inclusions from a QEF election with respect to a PFIC; and (iii) ordinary income from a “mark-to-market” election with respect to a PFIC.
     Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or receivables or pays such liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts and the disposition of debt securities denominated in a foreign currency, to the extent attributable to fluctuations in exchange rate between the acquisition and disposition dates, are also treated as ordinary income or loss.
     Amounts paid by the Fund to individuals and certain other shareholders who have not provided the Fund with their correct taxpayer identification number (“TIN”) and certain certifications required by the Internal Revenue Service (the “IRS”) as well as shareholders with respect to whom the Fund has received certain information from the IRS or a broker may be subject to “backup” withholding of federal income tax arising from the Fund’s taxable dividends and other distributions as well as the gross proceeds of sales of shares. An individual’s TIN is generally his or her social security number. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from payments made to a shareholder may be refunded or credited against such shareholder’s federal income tax liability, if any, provided that the required information is furnished to the IRS.

37

     The Fund’s investments in foreign securities may be subject to foreign withholding taxes on dividends, interest, or capital gains, which will decrease the Fund’s yield. Foreign withholding taxes may be reduced under income tax treaties between the United States and certain foreign jurisdictions. Depending on the number of non-U.S. shareholders in the Fund, however, such reduced foreign withholding tax rates may not be available for investments in certain jurisdictions.
     In general, distributions (other than capital gain dividends and exempt interest dividends) to a non-U.S. shareholder (an investor that, for U.S. federal income tax purposes, is a nonresident alien individual, a foreign corporation, or a foreign estate or trust) will be subject to withholding tax at a 30% rate or such lower rate as may be specified by an applicable income tax treaty. In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an Internal Revenue Service Form W-8BEN (or substitute form) certifying its entitlement to benefits under a treaty. In addition, recent legislation generally imposes withholding of 30% on payments to certain foreign entities (including financial intermediaries), after December 31, 2012, of dividends on and the gross proceeds of dispositions of U.S. common stock, unless various U.S. information reporting and due diligence requirements (generally relating to ownership by U.S. persons of interests in or accounts with those entities) have been satisfied. Non-U.S. shareholders should consult their tax advisers regarding the possible implications of this legislation for their investment in shares of the Fund.
     If a shareholder realizes a loss on disposition of the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs.
     The foregoing briefly summarizes some of the important federal income tax consequences to common shareholders of investing in common shares, reflects federal tax law as of the date of this Statement of Additional Information, and does not address special tax rules applicable to certain types of investors, such as corporate and foreign investors. Unless otherwise noted, this discussion assumes that an investor is a United States person and holds common shares as a capital asset. This discussion is based upon present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change or differing interpretations by the courts or the IRS retroactively or prospectively. Investors should consult their tax advisors regarding other federal, state or local tax considerations that may be applicable to their particular circumstances, as well as any proposed tax law changes.
OTHER INFORMATION
     The Fund is an organization of the type commonly known as a “Massachusetts business trust.” Under Massachusetts law, shareholders of such a trust may, in certain circumstances, be held personally liable as partners for the obligations of the trust. The Declaration of Trust contains an express disclaimer of shareholder liability in connection with Fund property or the acts, obligations or affairs of the Fund. The Declaration of Trust, together with the Fund’s By-laws, also provides for indemnification out of Fund property of any shareholder held personally liable for the claims and liabilities to which a shareholder may become subject by sole reason of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself is unable to meet its obligations. The Fund has been advised by its counsel that the risk of any shareholder incurring any liability for the obligations of the Fund is remote.

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     The Declaration of Trust provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law; but nothing in the Declaration of Trust protects a Trustee against any liability to the Fund or its shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office. Voting rights are not cumulative with respect to the election of Trustees, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees and, in such event, the holders of the remaining less than 50% of the shares voting on the matter will not be able to elect any Trustees.
     The Declaration of Trust provides that the Fund shall comply with Section 16 of the 1940 Act. Pursuant to Section 16(c), no person shall serve as a Trustee if shareholders holding two-thirds of the outstanding shares have removed him from that office either by a written declaration filed with the Fund’s custodian or by votes cast at a meeting called for that purpose. The Declaration of Trust further provides that the Trustees of the Fund shall promptly call a meeting of the shareholders for the purpose of voting upon a question of removal of any such Trustee or Trustees when requested in writing to do so by the record holders of not less than 10% of the outstanding shares.
     The Fund’s Prospectus and this SAI do not contain all of the information set forth in the Registration Statement that the Fund has filed with the SEC. The complete Registration Statement may be obtained from the SEC upon payment of the fee prescribed by its Rules and Regulations.
CUSTODIAN AND TRANSFER AGENT
     The Fund’s portfolio securities are held pursuant to a custodian agreement between the Fund and State Street Bank and Trust Company (“State Street”), Lafayette Corporate Center, Two Avenue de Lafayette, Boston, Massachusetts 02111. Under the custodian agreement, State Street performs custody, foreign custody manager and fund accounting services.
     Mellon Investor Services, 480 Washington Boulevard, Jersey City, New Jersey, 07310, is the transfer agent and dividend disbursing agent of the Fund.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
     __________________________ [name and address of firm], is the independent registered public accounting firm for the Fund, providing audit services, tax return preparation, and assistance and consultation with respect to the preparation of filings with the SEC. [To be completed by pre-effective amendment.]
LEGAL AND REGULATORY MATTERS
     On June 25, 2007, the Adviser and John Hancock Funds, LLC (“JH Funds”) and two of their affiliates (collectively, the “John Hancock Affiliates”) reached a settlement with the Securities and Exchange Commission (“SEC”) that resolved an investigation of certain practices relating to the John Hancock Affiliates’ variable annuity and mutual fund operations involving directed brokerage and revenue sharing. Under the terms of the settlement, each John Hancock Affiliate was censured and agreed to pay a $500,000 civil penalty to the United States Treasury. In addition, the Adviser and JH Funds agreed to pay disgorgement of $2,087,477 and prejudgment interest of $359,460 to entities, including certain John Hancock Funds, that participated in the Adviser’s directed brokerage program during the period from 2000 to October 2003. Collectively, all John Hancock Affiliates agreed to pay a total disgorgement of $16,926,420 and prejudgment interest of $2,361,460

39

to the entities advised or distributed by John Hancock Affiliates. The Adviser discontinued the use of directed brokerage in recognition of the sale of fund shares in October 2003.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
[To be filed by pre-effective amendment.]

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FINANCIAL STATEMENTS

John Hancock Flexible Income Opportunities Fund

STATEMENT OF ASSETS AND LIABILITIES
AS OF _____________ ___, 2011

ASSETS
Cash
Deferred offering costs
Due from Adviser
Total assets
LIABILITIES
Accrued organizational and offering costs
Total liabilities
NET ASSETS
NET ASSETS CONSIST OF:
Capital paid-in
NET ASSETS
Common shares of beneficial interest issued and outstanding, $0.01 par value
Net assets value per share
Offering price per share (including ___.___% front end sale charge)
STATEMENT OF OPERATIONS
Period from _____________ ___, 2011 (date of inception) through _____________ ___, 2011

INVESTMENT INCOME
EXPENSES
Organizational expenses
Expense reimbursement
Net expenses
Net investment income
See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS
Note 1: Organization
John Hancock Flexible Income Opportunities Fund (the “Fund”) was organized on ____________ ___, 2011 as a diversified, closed-end management investment company registered under the Investment Company Act of 1940. The Fund’s investment objective is to provide total return consisting of current income and gains and long-term capital appreciation. The Fund uses an equity strategy (the “Equity Strategy”) and a systematic option overlay strategy (the “Option Strategy”) to pursue its investment objective. By combining these two strategies, the Fund seeks to provide investors with a portfolio that will generate attractive long-term total returns with significant downside equity market protection. The Equity Strategy will seek to provide broad-based exposure to equity markets, while emphasizing downside equity market protection. The goal of the Equity Strategy is to participate in and capture the broader equity market returns in rising market conditions, while limiting losses relative to the broader equity markets in declining market circumstances through an effective blending of equity investment strategies. The Option Strategy will pursue two goals: (i) income enhancement and (ii) downside equity market protection.
The Fund has been inactive for the period _____________ ___, 2011 (date of inception) to _____________ ___, 2011 except for matters relating to its organization, registration and the sale and issuance of ____________ shares of beneficial interest to the initial shareholder, John Hancock Life Insurance Company (USA) (“JHLIC”), an indirect, wholly owned subsidiary of Manulife Financial Corporation (“MFC”), a publicly traded company based in Toronto, Canada, at the initial subscription price of $___.____ per share. Shares issued by the Fund are subject to a sales load of ___.____%.
The Fund will seek to generate current earnings in part by employing an option strategy of writing (selling) index call options on a portion of the value of the Fund’s total assets under normal market conditions. Writing index call options is a specialized investment practice that involves certain related risks and tax consequences. Upon the writing of a call option, an amount equal to the premium received by the Fund is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written in accordance with the Fund’s policies on investment valuation. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. When a call option is exercised, the Fund will be required to deliver an amount of cash determined by the excess of the value of the applicable index at contract termination over the exercise price of the option. Thus, the exercise of index call options sold by the Fund may require the Fund to sell portfolio securities to generate cash at inopportune times or for unattractive prices.
Although the Fund has no current intention to do so, the Fund is authorized and reserves the flexibility to use leverage through the issuance of preferred shares and/or borrowings, including the issuance of debt securities. The costs of issuing preferred shares and/or a borrowing program would be borne by Common Shareholders and consequently would result in a reduction of net asset value of Common Shares. In addition, the fee paid to JHA will be calculated on the basis of the Fund’s average daily gross assets, including proceeds from the issuance of preferred shares and/or borrowings, so the fee will be higher when leverage is utilized, which may create an incentive for JHA to employ financial leverage.

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Note 2: Significant Accounting Policies
Use of Estimates—The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires the Fund’s management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.
Federal Income Taxes—The Fund intends to qualify as a “regulated investment company” under Subchapter M of the Code. By so qualifying, the Fund will not be subject to federal income taxes to the extent it distributes all of its taxable income and net realized gains, if any, for its fiscal year. In addition, by distributing during each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, the Fund will not be subject to federal excise tax. Therefore, no federal income tax provision will be required.
Organization Expenses and Offering Costs—Organization expenses and offering costs will be paid by the Fund. JHA has agreed to reimburse the Fund for all organizational expenses and to pay offering costs (other than sales load) to the extent offering costs (other than sales load) exceed $__.___ per common share. Organizational expenses, which amounted to $__________ and consisted of $_________ of legal fees and $_________ of audit fees, have been expensed by the Fund and have been reimbursed by JHA. Offering costs incurred by the Fund, estimated to be approximately $_________, will be charged to paid-in capital upon sale of the shares to the public.
Note 3. Agreements and Transactions with Related Parties
The Fund has entered into an investment management contract with JHA. JHA has engaged the Sub-adviser to serve as Sub-adviser to the Fund. The Sub-adviser will be responsible for the day-to-day management of the Fund’s portfolio investments. The Sub-adviser is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. JHA does not itself manage the Fund’s portfolio assets but has ultimate responsibility to oversee the Sub-adviser.
The Fund has agreed to pay JHA as compensation under the Advisory Agreement a fee, calculated and paid daily, at an annual rate of [_.___]% of the Fund’s average daily gross assets. JHA (and not the Fund) pays the Sub-adviser Sub-Advisory fees, calculated and paid daily, based on an annual percentage of the Fund’s average daily gross assets for its services to the Fund.
Approximately $__________ of the offering costs will be paid to an affiliate for marketing and distribution support services.
Note 4: Shares Of Beneficial Interest
     The Fund is offering _______________ common shares of beneficial interest at a price of $__.___ per share. At _____________ ___, 2011, JHLIC, as the Fund’s sole initial shareholder, owned ___________ shares of the Fund.

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Appendix A
Proxy Voting Policies and Procedures of the Adviser, The John Hancock Funds and the Subadviser
JOHN HANCOCK INVESTMENT MANAGEMENT SERVICES, LLC
&
JOHN HANCOCK ADVISERS, LLC

PROXY VOTING POLICIES AND PROCEDURES
General
     John Hancock Investment Management Services, LLC and John Hancock Advisers, LLC (collectively the “Adviser”) is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and serves as the investment adviser to a number of management investment companies (including series thereof) (each a “Fund”) registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Adviser generally retains one or more subadvisers to manage the assets of the Funds, including voting proxies with respect to a Fund’s portfolio securities. From time to time, however, the Adviser may elect to manage directly the assets of a Fund, including voting proxies with respect to its portfolio securities, or a Fund’s board of trustees or directors may otherwise delegate to the Adviser authority to vote such proxies. Rule 206(4)-6 under the Advisers Act requires that a registered investment adviser adopt and implement written policies and procedures reasonably designed to ensure that it votes proxies with respect to a client’s securities in the best interest of the client. Pursuant thereto, the Adviser has adopted and implemented these proxy voting policies and procedures (the “Procedures”).
Fiduciary Duty
     The Adviser has a fiduciary duty to vote proxies on behalf of a Fund in the best interest of the Fund and its shareholders.
Voting of Proxies
     The Adviser will vote proxies with respect to a Fund’s portfolio securities when authorized to do so by the Fund and subject to the Fund’s proxy voting policies and procedures and any further direction or delegation of authority by the Fund’s board of trustees or directors. The decision on how to vote a proxy will be made by the person(s) to whom the Adviser has from time to time delegated such responsibility (the “Designated Person”). The Designated Person may include the Fund’s portfolio manager(s) and a Proxy Voting Committee, as described below.
     When voting proxies with respect to a Fund’s portfolio securities, the following standards will apply:
•	The Designated Person will vote based on what it believes to be in the best interest of the Fund and its shareholders and in accordance with the Fund’s investment guidelines.

•	Each voting decision will be made independently. The Designated Person may enlist the services of reputable professionals (who may include persons employed by or otherwise associated with the Adviser or any of its affiliated persons) or independent proxy evaluation services such as Institutional Shareholder Services, to assist with the analysis of voting issues and/or to carry out the actual voting process. However, the ultimate decision as to how to vote a proxy will remain the responsibility of the Designated Person.

•	The Adviser believes that a good management team of a company will generally act in the best interests of the company. Therefore, the Designated Person will take into consideration as a key factor in voting proxies with respect to securities of a company that are held by the Fund the quality of the company’s management and, in general, will vote as recommended by such management except in situations where the Designated Person believes such recommended vote is not in the best interests of the Fund and its shareholders.

•	As a general principle, voting with respect to the same portfolio securities held by more than one Fund should be consistent among those Funds having substantially the same mandates.

•	The Adviser will provide the Fund, from time to time in accordance with the Fund’s proxy voting policies and procedures and any applicable laws and regulations, a record of the Adviser’s voting of proxies with respect to the Fund’s portfolio securities.
Material Conflicts of Interest
     In carrying out its proxy voting responsibilities, the Adviser will monitor and resolve potential material conflicts (“Material Conflicts”) between the interests of (a) a Fund and (b) the Adviser or any of its affiliated persons. Affiliates of the Adviser include Manulife Financial Corporation and its subsidiaries. Material Conflicts may arise, for example, if a proxy vote relates to matters involving any of these companies or other issuers in which the Adviser or any of its affiliates has a substantial equity or other interest.
     If the Adviser or a Designated Person becomes aware that a proxy voting issue may present a potential Material Conflict, the issue will be referred to the Adviser’s Legal and Compliance Department. If the Legal and Compliance Department determines that a potential Material Conflict does exist, a Proxy Voting Committee will be appointed to consider and resolve the issue. The Proxy Voting Committee may make any determination that it considers reasonable and may, if it chooses, request the advice of an independent, third-party proxy service on how to vote the proxy.
Voting Proxies of Underlying Funds of a Fund of Funds
     The Adviser or the Designated Person will vote proxies with respect to the shares of a Fund that are held by another Fund that operates as a fund of funds (a “Fund of Funds”) in the manner provided in the proxy voting policies and procedures of the Fund of Funds (including such policies and procedures relating to material conflicts of interest) or as otherwise directed by the board of trustees or directors of the Fund of Funds.
Proxy Voting Committee(s)
     The Adviser will from time to time, and on such temporary or longer term basis as it deems appropriate, establish one or more Proxy Voting Committees. A Proxy Voting Committee shall include the Adviser’s Chief Compliance Officer (“CCO”) and may include legal counsel. The terms of reference and the procedures under which a Proxy Voting Committee will operate will be reviewed from time to time by the Legal and Compliance Department. Records of the deliberations and proxy voting recommendations of a Proxy Voting Committee will be maintained in accordance with applicable law, if any, and these Procedures.

Records Retention
     The Adviser will retain (or arrange for the retention by a third party of) such records relating to proxy voting pursuant to these Procedures as may be required from time to time by applicable law and regulations, including the following:
i.	these Procedures and all amendments hereto;

ii.	all proxy statements received regarding Fund portfolio securities;

iii.	records of all votes cast on behalf of a Fund;

iv.	records of all Fund requests for proxy voting information;

v.	any documents prepared by the Designated Person or a Proxy Voting Committee that were material to or memorialized the basis for a voting decision;

vi.	all records relating to communications with the Funds regarding Conflicts; and

vii.	all minutes of meetings of Proxy Voting Committees.
Reporting to Fund Boards
     The Adviser will provide the board of trustees or directors of a Fund (the “Board”) with a copy of these Procedures, accompanied by a certification that represents that the Procedures have been adopted in conformance with Rule 206(4)-6 under the Advisers Act. Thereafter, the Adviser will provide the Board with notice and a copy of any amendments or revisions to the Procedures and will report quarterly to the Board all material changes to the Procedures.
     The CCO’s annual written compliance report to the Board will contain a summary of material changes to the Procedures during the period covered by the report.
     If the Adviser votes any proxies in a manner inconsistent with either these Procedures or a Fund’s proxy voting policies and procedures, the Adviser will provide the CCO with a report detailing such exceptions.
     In the case of proxies voted by a subadviser to a Fund (a “Subadviser”) pursuant to the Fund’s proxy voting procedures, the Adviser will request the Subadviser to certify to the Adviser that the Subadviser has voted the Fund’s proxies as required by the Fund’s proxy voting policies and procedures and that such proxy votes were executed in a manner consistent with these Procedures and to provide the Adviser will a report detailing any instances where the Subadviser voted any proxies in a manner inconsistent with the Fund’s proxy voting policies and procedures. The Adviser will then report to the Board on a quarterly basis regarding the Subadviser certification and report to the Board any instance where the Subadviser voted any proxies in a manner inconsistent with the Fund’s proxy voting policies and procedures.
Adopted: December 2007

JOHN HANCOCK FUNDS
PROXY VOTING POLICIES AND PROCEDURES
POLICY:
General
     The Board of Trustees (the “Board”) of each registered investment company in the John Hancock family of funds listed on Schedule A (collectively, the “Trust”), including a majority of the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Trust (the “Independent Trustees”), adopts these proxy voting policies and procedures.
     Each fund of the Trust or any other registered investment company (or series thereof) (each, a “fund”) is required to disclose its proxy voting policies and procedures in its registration statement and, pursuant to Rule 30b1-4 under the 1940 Act, file annually with the Securities and Exchange Commission and make available to shareholders its actual proxy voting record. In this regard, the Trust Policy is set forth below.
Delegation of Proxy Voting Responsibilities
     It is the policy of the Trust to delegate the responsibility for voting proxies relating to portfolio securities held by a fund to the fund’s investment adviser (“adviser”) or, if the fund’s adviser has delegated portfolio management responsibilities to one or more investment subadviser(s), to the fund’s subadviser(s), subject to the Board’s continued oversight. The subadviser for each fund shall vote all proxies relating to securities held by each fund and in that connection, and subject to any further policies and procedures contained herein, shall use proxy voting policies and procedures adopted by each subadviser in conformance with Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).
     Except as noted below under Material Conflicts of Interest, the Trust Policy with respect to a fund shall incorporate that adopted by the fund’s subadviser with respect to voting proxies held by its clients (the “Subadviser Policy”). Each Subadviser Policy, as it may be amended from time to time, is hereby incorporated by reference into the Trust Policy. Each subadviser to a fund is directed to comply with these policies and procedures in voting proxies relating to portfolio securities held by a fund, subject to oversight by the fund’s adviser and by the Board. Each adviser to a fund retains the responsibility, and is directed, to oversee each subadviser’s compliance with these policies and procedures, and to adopt and implement such additional policies and procedures as it deems necessary or appropriate to discharge its oversight responsibility. Additionally, the Trust’s Chief Compliance Officer (“CCO”) shall conduct such monitoring and supervisory activities as the CCO or the Board deems necessary or appropriate in order to appropriately discharge the CCO’s role in overseeing the subadvisers’ compliance with these policies and procedures.
     The delegation by the Board of the authority to vote proxies relating to portfolio securities of the funds is entirely voluntary and may be revoked by the Board, in whole or in part, at any time.
Voting Proxies of Underlying Funds of a Fund of Funds
A. Where the Fund of Funds is not the Sole Shareholder of the Underlying Fund

     With respect to voting proxies relating to the shares of an underlying fund (an “Underlying Fund”) held by a fund of the Trust operating as a fund of funds (a “Fund of Funds”) in reliance on Section 12(d)(1)(G) of the 1940 Act where the Underlying Fund has shareholders other than the Fund of Funds which are not other Fund of Funds, the Fund of Funds will vote proxies relating to shares of the Underlying Fund in the same proportion as the vote of all other holders of such Underlying Fund shares.
B.	Where the Fund of Funds is the Sole Shareholder of the Underlying Fund
     In the event that one or more Funds of Funds are the sole shareholders of an Underlying Fund, the adviser to the Fund of Funds or the Trust will vote proxies relating to the shares of the Underlying Fund as set forth below unless the Board elects to have the Fund of Funds seek voting instructions from the shareholders of the Funds of Funds in which case the Fund of Funds will vote proxies relating to shares of the Underlying Fund in the same proportion as the instructions timely received from such shareholders.
  1. Where Both the Underlying Fund and the Fund of Funds are Voting on Substantially Identical Proposals
In the event that the Underlying Fund and the Fund of Funds are voting on substantially identical proposals (the “Substantially Identical Proposal”), then the adviser or the Fund of Funds will vote proxies relating to shares of the Underlying Fund in the same proportion as the vote of the shareholders of the Fund of Funds on the Substantially Identical Proposal.
  2. Where the Underlying Fund is Voting on a Proposal that is Not Being Voted on By the Fund of Funds
a.	Where there is No Material Conflict of Interest Between the Interests of the Shareholders of the Underlying Fund and the Adviser Relating to the Proposal
In the event that the Fund of Funds is voting on a proposal of the Underlying Fund and the Fund of Funds is not also voting on a substantially identical proposal and there is no material conflict of interest between the interests of the shareholders of the Underlying Fund and the adviser relating to the Proposal, then the adviser will vote proxies relating to the shares of the Underlying Fund pursuant to its Proxy Voting Procedures.
b.	Where there is a Material Conflict of Interest Between the Interests of the Shareholders of the Underlying Fund and the Adviser Relating to the Proposal
In the event that the Fund of Funds is voting on a proposal of the Underlying Fund and the Fund of Funds is not also voting on a substantially identical proposal and there is a material conflict of interest between the interests of the shareholders of the Underlying Fund and the adviser relating to the Proposal, then the Fund of Funds will seek voting instructions from the shareholders of the Fund of Funds on the proposal and will vote proxies relating to shares of the Underlying Fund in the same proportion as the instructions timely received from such shareholders. A material conflict is generally defined as a proposal involving a matter in which the adviser or one of its affiliates has a material economic interest.
Material Conflicts of Interest

     If: (1) a subadviser to a fund becomes aware that a vote presents a material conflict between the interests of: (a) shareholders of the fund; and (b) the fund’s adviser, subadviser, principal underwriter, or any of their affiliated persons, and (2) the subadviser does not propose to vote on the particular issue in the manner prescribed by its Subadviser Policy or the material conflict of interest procedures set forth in its Subadviser Policy are otherwise triggered, then the subadviser will follow the material conflict of interest procedures set forth in its Subadviser Policy when voting such proxies.
     If a Subadviser Policy provides that in the case of a material conflict of interest between fund shareholders and another party, the subadviser will ask the Board to provide voting instructions, the subadviser shall vote the proxies, in its discretion, as recommended by an independent third party, in the manner prescribed by its Subadviser Policy or abstain from voting the proxies.
Securities Lending Program
     Certain of the funds participate in a securities lending program with the Trust through an agent lender. When a fund’s securities are out on loan, they are transferred into the borrower’s name and are voted by the borrower, in its discretion. Where a subadviser determines, however, that a proxy vote (or other shareholder action) is materially important to the client’s account, the subadviser should request that the agent recall the security prior to the record date to allow the subadviser to vote the securities.
Disclosure of Proxy Voting Policies and Procedures in the Trust’s Statement of Additional Information (“SAI”)
     The Trust shall include in its SAI a summary of the Trust Policy and of the Subadviser Policy included therein. (In lieu of including a summary of these policies and procedures, the Trust may include each full Trust Policy and Subadviser Policy in the SAI.)
Disclosure of Proxy Voting Policies and Procedures in Annual and Semi-Annual Shareholder Reports
     The Trust shall disclose in its annual and semi-annual shareholder reports that a description of the Trust Policy, including the Subadviser Policy, and the Trust’s proxy voting record for the most recent 12 months ended June 30 are available on the Securities and Exchange Commission’s (“SEC”) website, and without charge, upon request, by calling a specified toll-free telephone number. The Trust will send these documents within three business days of receipt of a request, by first-class mail or other means designed to ensure equally prompt delivery.
Filing of Proxy Voting Record on Form N-PX
     The Trust will annually file its complete proxy voting record with the SEC on Form N-PX. The Form N-PX shall be filed for the twelve months ended June 30 no later than August 31 of that year.
PROCEDURES:
Review of Subadvisers’ Proxy Voting
     The Trust has delegated proxy voting authority with respect to fund portfolio securities in accordance with the Trust Policy, as set forth above.

      Consistent with this delegation, each subadviser is responsible for the following:
1)	Implementing written policies and procedures, in compliance with Rule 206(4)-6 under the Advisers Act, reasonably designed to ensure that the subadviser votes portfolio securities in the best interest of shareholders of the Trust.

2)	Providing the adviser with a copy and description of the Subadviser Policy prior to being approved by the Board as a subadviser, accompanied by a certification that represents that the Subadviser Policy has been adopted in conformance with Rule 206(4)-6 under the Advisers Act. Thereafter, providing the adviser with notice of any amendment or revision to that Subadviser Policy or with a description thereof. The adviser is required to report all material changes to a Subadviser Policy quarterly to the Board. The CCO’s annual written compliance report to the Board will contain a summary of the material changes to each Subadviser Policy during the period covered by the report.

3)	Providing the adviser with a quarterly certification indicating that the subadviser did vote proxies of the funds and that the proxy votes were executed in a manner consistent with the Subadviser Policy. If the subadviser voted any proxies in a manner inconsistent with the Subadviser Policy, the subadviser will provide the adviser with a report detailing the exceptions.
Adviser Responsibilities
      The Trust has retained a proxy voting service to coordinate, collect, and maintain all proxy-related information, and to prepare and file the Trust’s reports on Form N-PX with the SEC.
      The adviser, in accordance with its general oversight responsibilities, will periodically review the voting records maintained by the proxy voting service in accordance with the following procedures:
1)	Receive a file with the proxy voting information directly from each subadviser on a quarterly basis.

2)	Select a sample of proxy votes from the files submitted by the subadvisers and compare them against the proxy voting service files for accuracy of the votes.

3)	Deliver instructions to shareholders on how to access proxy voting information via the Trust’s semi-annual and annual shareholder reports.
Proxy Voting Service Responsibilities
Aggregation of Votes:
      The proxy voting service’s proxy disclosure system will collect fund-specific and/or account-level voting records, including votes cast by multiple subadvisers or third party voting services.
Reporting:
     The proxy voting service’s proxy disclosure system will provide the following reporting features:
1)	multiple report export options;

2)	report customization by fund-account, portfolio manager, security, etc.; and

3)	account details available for vote auditing.
Form N-PX Preparation and Filing:
     The adviser will be responsible for oversight and completion of the filing of the Trust’s reports on Form N-PX with the SEC. The proxy voting service will prepare the EDGAR version of Form N-PX and will submit it to the adviser for review and approval prior to filing with the SEC. The proxy voting service will file Form N-PX for each twelve-month period ending on June 30. The filing must be submitted to the SEC on or before August 31 of each year.

Schedule A
PROXY VOTING POLICIES AND PROCEDURES

JOHN HANCOCK FUNDS:	Adopted:	Amended:
John Hancock Trust	September 28, 2007	March 26, 2008
John Hancock Funds II	September 28, 2007	March 26, 2008
John Hancock Funds III	September 11, 2007	June 10, 2008
John Hancock Bond Trust	September 11, 2007	June 10, 2008
John Hancock California Tax-Free Income Fund	September 11, 2007	June 10, 2008
John Hancock Capital Series	September 11, 2007	June 10, 2008
John Hancock Current Interest	September 11, 2007	June 10, 2008
John Hancock Investment Trust	September 11, 2007	June 10, 2008
John Hancock Investment Trust II	September 11, 2007	June 10, 2008
John Hancock Investment Trust III	September 11, 2007	June 10, 2008
John Hancock Municipal Securities Trust	September 11, 2007	June 10, 2008
John Hancock Series Trust	September 11, 2007	June 10, 2008
John Hancock Sovereign Bond Fund	September 11, 2007	June 10, 2008
John Hancock Strategic Series	September 11, 2007	June 10, 2008
John Hancock Tax-Exempt Series	September 11, 2007	June 10, 2008
John Hancock Preferred Income Fund	September 11, 2007	June 10, 2008
John Hancock Preferred Income Fund II	September 11, 2007	June 10, 2008
John Hancock Preferred Income Fund III	September 11, 2007	June 10, 2008
John Hancock Patriot Premium Dividend Fund II	September 11, 2007	June 10, 2008
John Hancock Bank & Thrift Opportunity Fund	September 11, 2007	June 10, 2008

JOHN HANCOCK FUNDS:	Adopted:	Amended:
John Hancock Income Securities Trust	September 11, 2007	June 10, 2008
John Hancock Investors Trust	September 11, 2007	June 10, 2008
John Hancock Tax-Advantaged Dividend Income Fund	September 11, 2007	June 10, 2008
John Hancock Tax-Advantaged Global Shareholder Yield Fund	September 11, 2007	June 10, 2008
John Hancock Hedged Equity & Income Fund	December 7, 2010
John Hancock Emerging Markets Income Fund	[___________], 2011
John Hancock Flexible Income Opportunities Fund	[___________], 2011

Third Avenue Management LLC
Global Proxy Policy and Procedures
Introduction
As a buy and hold investor, one of TAM’s primary considerations for any purchase candidate is a company’s management. TAM’s initial decision to buy securities of a company is generally based, at least in part on TAM’s support for the company’s management. It is therefore the policy of TAM to generally support the management of its investments and therefore a modicum of management entrenchment. While TAM generally supports a company’s management, it is also mindful of its rights as a shareholder and is therefore always against poison pill proposals. The policy and procedures below describe how TAM votes proxies for its clients.
TAM’s policy is to exercise voting and consent rights solely in the interest of enhancing or preserving value for its clients. To that end, TAM has established the following guidelines on commonly presented proxy issues, which shall be subject to ongoing periodic review by TAM’s senior management. The guidelines below are subject to exceptions on a case-by-case basis, as discussed below. It is impossible to anticipate all voting issues that may arise. On issues not specifically addressed by the guidelines, TAM will analyze how the proposal may affect the value of client holdings and vote in accordance with what it believes to be the best interests of clients.
1. Corporate Governance Matters
a) Super-majority Voting

The requirement of a super-majority vote may limit the ability of shareholders to effect change. Accordingly, TAM will normally support proposals to eliminate super-majority voting requirements and oppose proposals to impose such requirements.
b) State of Incorporation

TAM normally opposes proposals seeking to reincorporate the corporation in a state TAM deems to be unfriendly to shareholder rights.
c) Confidential Voting

Confidential voting may increase the independence of shareholders by allowing voting free from exertion of management influence. This is particularly significant with respect to employee shareholders. Accordingly, TAM will normally support such proposals.
d) Barriers to Shareholder Action

TAM will normally support proposals to lower barriers to shareholder action and oppose proposals to raise such barriers. Proposals to lower these barriers may call for shareholder rights to call special meetings or to act by written consent. TAM will normally support proposals that create or expand rights of shareholders to act by written consent or to call special meetings
e) Separate Classes of Common Stock

Classes of common stock with different voting rights limit the rights of certain shareholders. Accordingly, TAM will normally oppose adoption of one or more separate classes of stock with disparate voting rights.
f) Blank Check Preferred Stock

TAM normally will oppose proposals giving the Board of Directors rights to issue preferred stocks whose terms may be determined without shareholder consent.

g) Director Nominees

TAM reviews the qualifications of director nominees on a case-by-case basis. Absent specific concerns about qualifications, independence or past performance as a director, TAM normally approves management’s recommendations.
h) Shareholder Nomination of Directors

TAM normally supports proposals to expand the ability of shareholders to nominate directors.
i) Approval of Auditor

TAM normally supports proposals to ratify independent auditors, absent reason to believe that:
•	Fees for non-audit services are excessive; or

•	The independent auditor has rendered an opinion that is inaccurate and not representative of the issuer’s financial position.
j) Cumulative Voting
TAM normally opposes proposals to eliminate cumulative voting. TAM considers proposals to institute cumulative voting based on the issuer’s other corporate governance provisions.
2. Equity-based Compensation Plans
TAM believes that equity-based compensation plans, when properly designed and approved by shareholders, may be an effective incentive to officers and employees to add to shareholder value. TAM evaluates proposals on a case-by-case basis. However, TAM will normally oppose plans (or plan amendments) that substantially dilute its clients’ ownership, provide excessive awards to participants, or have other inherently objectionable features.
TAM normally opposes plans where total potential dilution (including all equity-based plans) exceeds 15% of outstanding shares.
Note: This standard is a guideline and TAM will consider other factors such as the size of the company and the nature of the industry in evaluating a plan’s impact on shareholdings.
TAM will normally oppose plans that have any of the following structural features:
•	Ability to re-price underwater options without shareholder approval.

•	Ability to issue options with an exercise price below the stock’s current market price without shareholder approval.

•	Ability to issue reload options.

•	Automatic share replenishment feature.
TAM normally opposes plans not meeting the following conditions:
•	Shareholder approval should be required in order to make any material change to the plan.

•	While TAM prefers awards to non-employee directors to be subject to the terms of the plan, TAM may support awards that are subject to management or board discretion if such awards are reasonable and judiciously administered.

3. Measures Relating to Takeovers
a) Poison Pills

TAM will normally support proposals to eliminate poison pills and TAM will normally support proposals to subject poison pills to a shareholder vote.
b) Golden Parachutes

TAM normally opposes the use of accelerated employment contracts that may result in cash grants of greater than one times annual compensation (salary and bonus) in the event of termination of employment following a change in control.
c) Classified Board

Staggered terms for directors may make it more difficult to change directors and/or control of a board, and thus to change management. Accordingly, TAM will normally support proposals to declassify the Board of Directors and oppose proposals to adopt classified board structures unless a company’s charter or governing corporate law permits shareholders to remove a majority of directors any time with or without cause by a simple majority of votes cast.
d) Increases in Authorized Common Stock

TAM will normally support proposals that would require a shareholder vote in order to increase authorized shares of any class by 20% or more. Under normal circumstances, TAM will oppose proposals that would grant directors the authority to issue additional shares without providing pre-emptive rights to existing shareholders to the extent such an increase of shares exceeds 5% of the issuer’s outstanding capital.
e) Greenmail

TAM will normally support proposals to restrict a company’s ability to make greenmail payments.
f) State Anti-takeover Statutes

TAM believes that state anti-takeover statutes generally harm shareholders by discouraging takeover activity. Accordingly, TAM will normally vote for opting out of state anti-takeover statutes.
4. Social Policy Issues

TAM believes that “ordinary business matters” are the responsibility of management and should be subject only to oversight by the Board of Directors. Typically, shareholders initiate such proposals to require the company to disclose or amend certain business practices. Although TAM normally does not support these types of proposals, it may make exceptions where it believes that a proposal may have substantial economic impact.
5. Abstention From Voting

TAM will normally abstain from voting when it believes the cost of voting will exceed the expected benefit to clients. The most common circumstances where that may be the case involve foreign proxies and securities out on loan. In addition, TAM may be restricted from voting proxies during certain periods if it has made certain regulatory filings with respect to an issuer. These situations are discussed in more detail below.
6. Foreign Securities

Depending on the country, numerous disadvantages may apply to voting foreign proxies. In many non-U.S.

markets, shareholders who vote proxies may not be permitted to trade in the issuer’s stock within a given period of time on or around the shareholder meeting date. If TAM believes it may wish to buy or sell the security during the relevant period, it will abstain from voting. In other non-U.S. markets, travel to the foreign country to vote in person, translation expense or other cost-prohibitive procedures may lead TAM to abstain from voting. TAM may be unable to vote in other certain non-U.S. markets that do not permit foreign holders to vote securities. It is also possible that TAM may not receive proxy material in time to vote due to operational difficulties in certain non-U.S. markets, or that TAM may not otherwise receive sufficient timely information to make a voting determination.
7. Securities Lending

In order to vote securities out on loan, the securities must be recalled. This may cause loss of revenue to advisory clients. Accordingly, TAM normally will not vote loaned securities on routine matters that would not, in its view, be important to the value of the investment.
8. Restrictions After Filing Form 13D

If TAM has switched its beneficial ownership reporting with respect to any security from Form 13G to Form 13D, TAM may not vote or direct the voting of the securities covered by the filing until the expiration of the 10th day after the Form 13D was filed.
9. Procedures

TAM’s Legal Department oversees the administration of proxy voting. Under its supervision, the Accounting Department is responsible for processing proxies on securities held in client accounts, where voting power has been granted to TAM.
10. Monitoring for Upcoming Votes

TAM’s Accounting Department relies on each client’s custodian to monitor and advise of upcoming votes. Upon receiving information of an upcoming vote, the Accounting department takes all necessary steps to ensure that the appropriate paperwork and control numbers are obtained to vote shares held for clients. In addition, the Accounting Department informs the GC or his designee who shall present proxies received to the Proxy Voting Committee.
11. Proxy Voting Committee

The Proxy Voting Committee, consisting of senior portfolio managers and research analysts designated by TAM’s President, determines how proxies shall be voted applying TAM’s policy guidelines. In most instances, the Committee shall delegate the responsibility for making each voting determination to an appropriate member of the Committee who has primary responsibility for the security in question. TAM’s GC or his designee shall participate in all decisions to present issues for a vote, field any conflict issues, document deviations from policy guidelines and document all routine voting decisions. The Proxy Voting Committee may seek the input of TAM’s Co-Chief Investment Officers, other portfolio managers or research analysts who may have particular familiarity with the matter to be voted. Any exception to policy guidelines shall be fully documented in writing.
12. Submitting the Vote

TAM’s Legal Department instructs the Accounting Department in writing how to vote the shares held for clients in accordance with the decisions reached under the process described above. The Accounting Department shall then electronically, by telephone or via the mail (as appropriate under the circumstances) submit the vote on shares held for clients and provide the Legal Department with documentation that (and how) the shares have been voted.

13. Conflicts of Interest

Should any portfolio manager, research analyst, member of senior management, or other person at TAM who may have direct or indirect influence on proxy voting decisions become aware of a potential conflict of interest in voting a proxy or the appearance of a conflict of interest, that person shall bring the issue to TAM’s GC. Examples of potential conflicts include:
a) A material client or vendor relationship between TAM (or an affiliate of TAM, including but not limited to any “access person” of TAM as defined under TAM’s Code of Ethics) and the issuer of the security being voted (or an affiliate of the issuer, including for this purpose any director, executive officer or 10% shareholder of the issuer).
b) TAM (or an affiliate of TAM, including but not limited to any “access person” of TAM as defined under TAM’s Code of Ethics) has representation on the Board of Directors of the issuer (or an affiliate of the issuer, including for this purpose any director, executive officer or 10% shareholder of the issuer) of the security being voted other than in TAM’s investment advisory capacity.
c) TAM (or any “access person” of TAM as defined under the Code of Ethics) has a personal, family or business relationship with any person in a significant relationship to the issuer of the security being voted. Persons in a significant relationship would include executive officers or directors or 10% shareholders of the issuer.
d) TAM’s clients own different classes of securities of the same issuer that may have different interests in the matter to be voted on.
When presented with an actual, potential or appearance of conflict in voting a proxy, TAM’s GC shall address the matter using one of the following methods, as deemed appropriate, or other similar method designed to assure that the proxy vote is free from any improper influence:
•	Determine that there is no conflict or that it is immaterial.

•	Ensure that the proxy is voted in accordance with the policy guidelines stated above.

•	Engage an independent third party to recommend how the proxy should be voted or have the third party vote such proxy.

•	Discuss the matter with TAM’s CCO

•	Discuss the matter with the client and obtain direction on how to vote the client’s securities.
TAM’s GC shall document each potential or actual conflict situation presented and the manner in which it was addressed. In analyzing whether conflicts are material, TAM’s GC shall apply the following guidelines:

•	Client or vendor relationships accounting for 2.0% or less of TAHD annual revenue will not be deemed material.

•	In analyzing conflicts relating to representation on an issuer’s Board of Directors or a personal or family relationship to the issuer, the GC will consider the degree of direct or indirect influence that the person having the relationship may have on TAM’s voting process. Such situations involving TAM’s senior management, portfolio managers or research analysts in the affected issuer will normally be deemed material.
14. Recordkeeping

TAM shall maintain all required records relating to its voting determinations.
a) TAM shall maintain for five years (the first two in an easily accessible place) the following records relating to voting for client accounts:
•	Proxy statements and other solicitation material received regarding securities held in client accounts (NOTE: Proxy statements and other materials available on EDGAR need not be maintained separately by TAM);

•	Records of votes cast on behalf of the clients
b) TAM’s GC shall maintain for six years (two in an easily accessible place):
•	Proxy voting policies and procedures;

•	Written documentation supporting all exceptions to the policy guidelines; and

•	Written documentation relating to any identified actual or potential conflicts of interest and the resolution of such situations.

John Hancock Flexible Income Opportunities Fund
Statement of Additional Information
[___________________], 2011
Investment Adviser
John Hancock Advisers, LLC
601 Congress Street
Boston, Massachusetts 02210
1-800-344-1029
Subadviser
Third Avenue Company LLC
622 Third Avenue
New York, New York 10017
Custodian
State Street Bank and Trust Company
Lafayette Corporate Center
Two Avenue de Lafayette
Boston, Massachusetts 92111
Transfer Agent
Mellon Investor Services
480 Washington Boulevard
Jersey City, New Jersey 07310
Independent Registered Public Accounting Firm
___________________________ [name of firm]
______________________ [city/state]

TABLE OF CONTENTS
PART C
OTHER INFORMATION
ITEM 25. FINANCIAL STATEMENTS AND EXHIBITS
(1)	FINANCIAL STATEMENTS:

Included in Part A: Not applicable.

Included in Part B: Financial Statements (to be filed by amendment).

(2)	EXHIBITS:
(a)	Agreement and Declaration of Trust dated July 19, 2011 filed herewith.

(b)	By-Laws filed herewith.

(c)	Not applicable.

(d)	Not applicable.

(e)	Form of Dividend Reinvestment Plan to be filed by amendment.

(f)	Not applicable.

(g)	(1) Form of Investment Advisory Agreement with John Hancock Advisers, LLC to be filed by amendment.
(2)	Form of Sub-Advisory Agreement with Third Avenue Management LLC to be filed by amendment.
(h)	(1) Form of Underwriting Agreement to be filed by amendment.
(2)	Form of Structuring Fee Agreement to be filed by amendment.

(3)	Form of Master Agreement Among Underwriters to be filed by amendment.

(4)	Form of Master Selected Dealers Agreement to be filed by amendment.
(i)	Not applicable.

(j)	Custodian Agreement to be filed by amendment.

(k)	(1) Service Agreement for Transfer Agent Services to be filed by amendment.

(2)	Service Agreement between the Registrant and John Hancock Advisers, LLC to be filed by amendment.

(3)	Organizational and Expense Reimbursement Agreement to be filed by amendment.
(l)	Opinion and Consent of K&L Gates LLP as to Registrant’s Common Shares to be filed by amendment.

(m)	Not applicable.

(n)	Consent of Independent Registered Public Accounting Firm to be filed by amendment.

(o)	Not applicable.

(p)	Subscription Agreement between the Registrant and John Hancock Life Insurance Company (USA) to be filed by amendment.

(q)	Not applicable.

(r)	(1) Code of Ethics adopted by John Hancock Advisers, LLC to be filed by amendment.
(2)	Code of Ethics adopted by Third Avenue Management LLC to be filed by amendment.
(s)	Power of Attorney to be filed by amendment.
ITEM 26. MARKETING ARRANGEMENTS
          See Form of Underwriting Agreement to be filed by amendment.
ITEM 27. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION
          The approximate expenses in connection with the offering are as follows:

Registration and Filing Fees		$116.10

Financial Industry Regulatory Authority Fees		503.00
New York Stock Exchange Fees		*
Costs of Printing and Engraving		*
Accounting Fees and Expenses		*
Legal Fees and Expenses		*
Miscellaneous		*

Total	$	*

*	To be filed by amendment.

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ITEM 28. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL
     None.
ITEM 29. NUMBER OF HOLDERS OF SECURITIES
     Set forth below is the number of record holders as of July 22, 2011, of each class of securities of the Registrant:

Title of Class	Number of Record Holders
Common Shares of Beneficial interest, par value $0.01 per share	0
ITEM 30. INDEMNIFICATION
     The Registrant’s By-Laws filed herewith contain, and the form of Underwriting Agreement to be filed by amendment is expected to contain, provisions limiting the liability, and providing for indemnification, of the Trustees and officers under certain circumstances.
     Registrant’s Trustees and officers are insured under a standard investment company errors and omissions insurance policy covering loss incurred by reason of negligent errors and omissions committed in their official capacities as such. Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”), may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the provisions described in this Item 30, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission (the “Commission”) such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.
ITEM 31. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER
     Reference is made to: (i) the information set forth under the caption “Investment Advisory and Other Services” in the Statement of Additional Information; (ii) the Form ADV of John Hancock Advisers, LLC (File No. 801-8124) filed with the Commission; and (iii) the Form ADV of Third Avenue Management LLC (File No. 801-107545) filed with the Commission, all of which are incorporated herein by reference.
ITEM 32. LOCATION OF ACCOUNTS AND RECORDS
     Certain accounts, books and documents required to be maintained by the Registrant by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are

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in the possession and custody of John Hancock Advisers, LLC, 601 Congress Street, Boston, MA 02210. Records relating to the duties of the Registrant’s custodian are maintained by Registrant’s custodian, State Street Bank and Trust Company, Lafayette Corporate Center, Two Avenue de Lafayette, Boston, MA 02111 and its transfer agent Mellon Investor Services LLC, 480 Washington Boulevard, Jersey City, NJ 07310. Registrant is informed that all applicable accounts, books and documents required to be maintained by investment advisers registered with the Commission are in the custody and possession of John Hancock Advisers, LLC.
ITEM 33. MANAGEMENT SERVICES
     Not applicable.
ITEM 34. UNDERTAKINGS
     1. The Registrant undertakes to suspend offering of Common Shares until the prospectus is amended if (1) subsequent to the effective date of this Registration Statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of this Registration Statement or (2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.
     2. Not applicable.
     3. Not applicable.
     4. Not applicable.
     5. The Registrant undertakes that:
          a. for the purpose of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant pursuant to 497(h) under the Securities Act shall be deemed to be part of the Registration Statement as of the time it was declared effective; and
          b. for the purpose of determining any liability under the Securities Act, each post- effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.
     6. The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of an oral or written request, its Statement of Additional Information.

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NOTICE
     A copy of the Agreement and Declaration of Trust of John Hancock Flexible Income Opportunities Fund is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and that the obligations of or arising out of this instrument are not binding upon any of the Trustees, officers or shareholders individually, but are binding only upon the assets and property of the Registrant.

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SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Boston and the Commonwealth of Massachusetts on this 22nd day of July 2011.

JOHN HANCOCK FLEXIBLE INCOME OPPORTUNITIES FUND
By:	/s/ Keith F. Hartstein
Keith F. Hartstein
President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ Keith F. Hartstein Keith F. Hartstein	President and Chief Executive Officer	July 22, 2011

/s/ Charles A. Rizzo Charles A. Rizzo	Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)	July 22, 2011

/s/ Hugh McHaffie Hugh McHaffie	Trustee	July 22, 2011

/s/ John G. Vrysen John G. Vrysen	Trustee	July 22, 2011

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INDEX TO EXHIBITS
(a) Agreement and Declaration of Trust dated July 19, 2011
(b) By-Laws

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